[front cover]                                                 DECEMBER 31, 1998

ANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of glasses]

AMERICAN CENTURY GROUP
------------------------------------
EQUITY GROWTH
INCOME & GROWTH
SMALL CAP QUANTITATIVE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability

         *  Build and track model portfolios
         *  Get news, quotes and charts
         *  Check free Standard & Poor's stock reports
         * Access Wall Street on Demand(tm), a research service with more than 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

    AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

    We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and are intended to allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

    In 1999, we will provide SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More detailed data will be in the Statement of Additional Information.

    To order any of these materials, please call 1-800-345-2021.

[left margin]

AMERICAN CENTURY GROUP
EQUITY GROWTH
(BEQGX)
----------------------------------
AMERICAN CENTURY GROUP
INCOME & GROWTH
(BIGRX)
----------------------------------
AMERICAN CENTURY GROUP
SMALL CAP QUANTITATIVE
(N/A)
----------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     On the whole, 1998 was an eventful but favorable year for U.S. stocks. It was a year of extremes--dramatic economic and financial problems in many regions of the world led to significant stock market volatility and a substantial decline in interest rates. Volatility was so rampant that the Federal Reserve (the U.S. central bank) cut interest rates three times to help stabilize markets worldwide.

     Amid the wild market fluctuations, many investors flocked to the perceived stability of the stocks of large companies, such as those represented in the S&P
500. Large-cap stocks have been the market leaders over the past several years. From 1995-98, the S&P 500 averaged a return of just over 30% a year--a compounded return of 190%.

     It's not surprising, then, that the stock market's influence on the U.S. economy has grown. Ten years ago, the average household had stock holdings that were worth about 80% of its annual income; today, these stock holdings are worth more than twice the average household's annual income (according to Lehman Brothers). This increase in wealth has had a significant effect on consumer behavior. Knowing that they have healthy reserves in the stock market, consumers are spending more of their paychecks. Because consumer spending accounts for two-thirds of U.S. economic growth, this trend has provided a major boost to the economy in recent years.

     But there is a corresponding downside to this "wealth effect." A stock market decline could cause consumers to curtail their spending and contribute to an economic downturn. That possibility, combined with the increased stock market volatility over the past year, illustrates the importance of a diversified investment portfolio. Diversifying your assets among stocks, bonds, and money market funds can help your portfolio weather changes in the economic or investment climate.

     Looking ahead, one of the challenges in the coming year is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Our technology team modified the computer code in our critical systems in 1998 and will be extensively testing the systems in 1999, including those involved with fund performance and dividend payments.

     In addition, our investment management team is busy gathering publicly available information about the year-2000 readiness of the issuers of securities owned by American Century funds.

     We appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ........     2
   Market Perspective .......     3
EQUITY GROWTH
   Performance Information ..     5
   Management Q&A ...........     6
   Schedule of Investments ..     9
INCOME & GROWTH
   Performance Information ..    13
   Management Q&A ...........    14
   Schedule of Investments ..    17
SMALL CAP QUANTITATIVE
   Performance Information ..    22
   Management Q&A ...........    23
   Schedule of Investments ..    26
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ..............    30
   Statements of Operations .    31
   Statements of Changes
   in Net Assets ............    32
   Notes to Financial
   Statements ...............    33
   Financial Highlights .....    38
   Report of Independent
   Accountants ..............    45
OTHER INFORMATION
   Share Class and Retirement
   Account Information ......    46
   Background Information
      Investment Philosophy
      and Policies ..........    47
      Comparative Indices ...    47
      Lipper Rankings .......    47
      Investment Team
      Leaders ...............    47
   Glossary .................    48


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A volatile year in the U.S. stock market ended with healthy returns for large-company stocks and subdued performance for smaller-company stocks.

* After reaching all-time highs in the first half of the year, the major stock indices experienced a dramatic plunge and subsequent rebound during the second half of the year.

* The best-performing industries in 1998 were telecommunications, retail, and technology. In contrast, energy and financial services stocks struggled.

EQUITY GROWTH

* In 1998, the fund beat the average growth fund (according to Lipper Inc.) but trailed its benchmark index, the S&P 500.

*   The  main  reason   Equity  Growth   underperformed   the  S&P  500  was  an
    overweighting in financial services stocks, which suffered in the third quarter.

*   Equity   Growth   benefited   from   overweightings   in   the   stocks   of
    telecommunications and big technology companies.

* We added a transaction costs element to our computer model that considers the market impact of trading on each stock's expected return.

* Going forward, we continue to favor telephone and technology stocks, and we're sticking with financial services companies that have strong prospects according to our model.

INCOME & GROWTH

* In 1998, the fund beat the average growth & income fund (according to Lipper Inc.) but trailed its benchmark index, the S&P 500.

* The main reason Income & Growth underperformed the S&P 500 was an overweighting in financial services stocks, which suffered in the third quarter.

* Income & Growth benefited from overweightings in the stocks of big technology and telecommunications companies, as well as an underweighting in energy stocks.

* We added a transaction costs element to our computer model that considers the market impact of trading on each stock's expected return.

* Going forward, we continue to favor telephone and technology stocks, and we're sticking with financial services companies that have strong prospects according to our model.

SMALL CAP QUANTITATIVE

* From the fund's inception on July 31, 1998, through December 31, the fund's return kept pace with its benchmark index, the S&P SmallCap 600, and the average small-cap fund (according to Lipper Inc.).

*   Small  Cap  Quantitative's   portfolio  emphasized  computer  and  financial
    services stocks.

* The fund's biggest individual holdings were vehicle manufacturers and home sellers that benefited from the low interest rate environment.

* Going forward, we like the prospects for small-cap stocks--we think they are undervalued compared with large-cap shares.

[left margin]

              EQUITY GROWTH(1)
                  (BEQGX)
TOTAL RETURNS:               AS OF 12/31/98
    6 Months                       6.01%(2)
    1 Year                           25.45%
NET ASSETS:                    $2.0 billion
INCEPTION DATE:                      5/9/91

             INCOME & GROWTH(1)
                  (BIGRX)
TOTAL RETURNS:               AS OF 12/31/98
    6 Months                       8.39%(2)
    1 Year                           27.67%
NET ASSETS:                    $4.3 billion
INCEPTION DATE:                    12/17/90

         SMALL CAP QUANTITATIVE(1)
TOTAL RETURNS:               AS OF 12/31/98
SINCE INCEPTION                    0.40%(2)
NET ASSETS:                   $15.0 million
INCEPTION DATE:                     7/31/98

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on pages 5, 13 and 22. Investment terms are defined in the Glossary on page 48.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/

Mark Mallon, senior vice president and managing director of American Century Investments

MIXED EQUITY PERFORMANCE

     In a year dominated by narrow market leadership and dramatic volatility, U.S. stock performance was widely divergent but generally positive in 1998. The S&P 500, representing the stocks of the largest domestic companies, continued its decade-long trend of above-average returns, producing a return of better than 20% for an unprecedented fourth consecutive calendar year. Smaller companies didn't fare as well--many small-company stocks posted flat or negative returns for the year (see the table at right for major index returns).

MARKET TURNED VOLATILE

     Stocks took investors on a wild ride throughout 1998. After steamrolling to all-time highs in the first half of the year, the stock market entered one of its most volatile periods since the end of World War II. A series of financial crises in Asia, Russia, and Latin America wreaked havoc on market psychology, and wide day-to-day swings became common.

     Between mid-July and the end of August, the S&P 500 fell almost 20%. After struggling through six weeks of ups and downs, the index recovered from its earlier losses and posted additional gains in the fourth quarter.

     Smaller-company stocks saw even greater volatility. The S&P SmallCap 600 peaked in mid-April and then plunged 37% over the following six months. In mid-October, the index shifted direction again and retraced two-thirds of its decline by the end of the year.

     The market's decline and subsequent rebound provided a tangible lesson about long-term investing and staying the course. Those who panicked and sold their stock holdings in August or September missed the opportunity to recoup their losses, while patient investors were rewarded by year's end.

SIZE MATTERED

     On the face of it, the solid returns of many stock indices suggest that it was another great year for equities. However, index performance was deceptive--the robust returns of a handful of large, blue-chip companies masked price declines in the rest of the market. The vast majority of the 9,000 stocks traded in the U.S. began to decline earlier--and fell further--than the major market indices.

     For example, the Nasdaq 100, an index of the stocks of the 100 largest companies traded over the counter in the United States, rose a phenomenal 86% in 1998. On a capitalization-weighted basis, the 25 largest stocks in the S&P 500 returned 66%; the remaining 475 returned just 5%.

     Small-company stocks repeatedly lagged the shares of larger companies, peaking earlier in the year and suffering more during the market decline in the third quarter. Despite better values and faster

[right margin]

"INDEX PERFORMANCE WAS DECEPTIVE--THE ROBUST RETURNS OF A HANDFUL OF LARGE, BLUE-CHIP COMPANIES MASKED PRICE DECLINES IN THE REST OF THE MARKET."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
  S&P 500             28.68%
  S&P MIDCAP 400      19.11%
  S&P SMALLCAP 600    -1.31%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[line chart - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1998

                   S&P 500        S&P MidCap 400    S&P SmallCap 600
12/31/97            $1.00             $1.00             $1.00
1/31/98             $1.01             $0.98             $0.98
2/28/98             $1.08             $1.06             $1.07
3/31/98             $1.14             $1.11             $1.11
4/30/98             $1.15             $1.13             $1.12
5/31/98             $1.13             $1.08             $1.06
6/30/98             $1.18             $1.09             $1.06
7/31/98             $1.16             $1.04             $0.98
8/31/98             $1.00             $0.85             $0.79
9/30/98             $1.06             $0.93             $0.84
10/31/98            $1.15             $1.01             $0.88
11/30/98            $1.22             $1.06             $0.93
12/31/98            $1.29             $1.19             $0.99

Source: Lipper Inc.


                                                  www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

earnings growth than most large-company stocks, small-company stocks were ignored as investors favored the shares of large, seasoned, well-known companies that they could buy or sell at a moment's notice.

     One notable exception to this general trend was the speculative focus on Internet stocks. Huge demand for Internet-related businesses--many of which have yet to turn a profit--pushed their stock prices to dizzying heights.

CHASING GROWTH

     Another major market trend was the significant outperformance of growth stocks over value stocks. Growth stocks are those whose earnings are growing at a faster rate than the overall market. They tend to have high price/earnings (P/E) ratios because investors are willing to pay high prices for their earnings growth. In contrast, value stocks are those considered to be relatively inexpensive, so they tend to have low P/E ratios.

     As the  chart  at left  illustrates,  S&P 500  growth  stocks  (those  with above-average P/E ratios) dominated S&P 500 value stocks (those with below-average P/E ratios) in 1998. This relationship also held true among the stocks of midsized companies and, to a lesser extent, small companies (see the table at left).

     The economic crises in various parts of the world caused concerns about weaker profits at U.S. corporations. As a result, there was heavy demand for big-name stocks with relatively stable earnings growth, while investors punished stocks that failed to meet earnings expectations.

INDUSTRY WINNERS AND LOSERS

     U.S. stock returns varied widely by industry. Telecommunications stocks were among the big winners, posting huge returns for the year. Substantial merger activity--especially among long-distance carriers and regional Bell operating companies--helped boost stock prices, and more open competition in local and long-distance markets enabled many firms to expand their domestic services.

     Retail firms were very successful in 1998, when strong consumer spending led to increased profits for many companies such as Wal-Mart and Home Depot. In addition, products made in Asia cost less because of the currency weakness in the region.

     While some technology companies were hurt by weak demand in Asia, a number of large tech stocks like Microsoft and Dell Computer more than made up for Asian losses with strong demand in the U.S. and Europe.

     On the downside, many financial services stocks suffered sizable overseas losses from the problems in Russia and Latin America. As a result, these stocks were among the primary casualties when the market went into a tailspin in August, though many recovered in the fourth quarter.

     Energy stocks and others that depend on natural resources also struggled. Commodity prices declined dramatically in 1998, weakening profit margins for many of these companies.

[left margin]

"THE ECONOMIC CRISES IN VARIOUS PARTS OF THE WORLD CAUSED CONCERNS ABOUT WEAKER PROFITS AT U.S. CORPORATIONS. AS A RESULT, THERE WAS HEAVY DEMAND FOR BIG-NAME STOCKS WITH RELATIVELY STABLE EARNINGS GROWTH."

[line chart - data below]

GROWTH VS. VALUE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1998

                   S&P 500/          S&P 500/
                BARRA Growth       BARRA Value
12/31/97            $1.00             $1.00
1/31/98             $1.03             $0.99
2/28/98             $1.11             $1.06
3/31/98             $1.16             $1.12
4/30/98             $1.17             $1.13
5/31/98             $1.15             $1.11
6/30/98             $1.23             $1.12
7/31/98             $1.23             $1.10
8/31/98             $1.07             $0.92
9/30/98             $1.14             $0.98
10/31/98            $1.24             $1.05
11/30/98            $1.32             $1.11
12/31/98            $1.42             $1.15

  S&P 500/BARRA GROWTH                42.09%
  S&P 500/BARRA VALUE                 14.67%
  S&P MIDCAP 400/BARRA GROWTH         34.86%
  S&P MIDCAP 400/BARRA VALUE           4.67%
  S&P SMALLCAP 600/BARRA GROWTH        2.29%
  S&P SMALLCAP 600/BARRA VALUE        -5.06%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Equity Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998

                                 INVESTOR CLASS                             ADVISOR CLASS       INSTITUTIONAL CLASS
                               (INCEPTION 5/9/91)                        (INCEPTION 10/9/97)     (INCEPTION 1/2/98)
                 EQUITY                      GROWTH FUNDS(2)               EQUITY                 EQUITY
                 GROWTH     S&P 500    AVERAGE RETURN   FUND'S RANKING     GROWTH    S&P 500      GROWTH    S&P 500
-------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ....  6.01%      9.37%        6.21%               --            5.85%      9.37%       6.12%      9.37%
1 YEAR ......... 25.45%     28.68%       22.86%         436 OUT OF 980     25.14%     28.68%        --         --
-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL
RETURNS
3 YEARS ........ 29.47%     28.17%       22.23%          64 OUT OF 585       --         --          --         --
5 YEARS ........ 23.88%     24.05%       18.63%          41 OUT OF 365       --         --          --         --
LIFE OF FUND ... 19.79%     19.39%       16.36%          29 OUT OF 209     19.55%     23.20%      25.59%     28.07%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 46-48 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/98
Equity Growth        $39,774
S&P 500              $38,767

                   Equity Growth          S&P 500
DATE                  VALUE                VALUE
5/9/91               $10,000              $10,000
6/30/91               $9,640               $9,769
9/30/91              $10,378              $10,291
12/31/91             $11,747              $11,152
3/31/92              $11,128              $10,871
6/30/92              $10,923              $11,078
9/30/92              $11,291              $11,426
12/31/92             $12,232              $12,000
3/31/93              $12,773              $12,523
6/30/93              $12,998              $12,583
9/30/93              $13,697              $12,908
12/31/93             $13,630              $13,207
3/31/94              $12,997              $12,707
6/30/94              $13,178              $12,760
9/30/94              $13,681              $13,383
12/31/94             $13,599              $13,380
3/31/95              $14,867              $14,682
6/30/95              $16,300              $16,081
9/30/95              $17,324              $17,358
12/31/95             $18,301              $18,403
3/31/96              $19,450              $19,392
6/30/96              $20,249              $20,260
9/30/96              $21,173              $20,886
12/31/96             $23,305              $22,626
3/31/97              $23,622              $23,235
6/30/97              $27,243              $27,287
9/30/97              $30,942              $29,331
12/31/97             $31,710              $30,173
3/31/98              $36,739              $34,379
6/30/98              $37,525              $35,520
9/30/98              $32,317              $31,996
12/31/98             $39,774              $38,767

$10,000 investment made 5/9/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Equity Growth's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                  Equity Growth          S&P 500
DATE                 RETURN              RETURN
12/31/91*            17.48%              11.47%
12/31/92              4.13%               7.61%
12/31/93             11.42%              10.03%
12/31/94             -0.23%               1.36%
12/31/95             34.56%              37.44%
12/31/96             27.34%              22.93%
12/31/97             36.06%              33.26%
12/31/98             25.45%              28.68%

* From 5/9/91 (the fund's inception date) to 12/31/91.


                                                  www.americancentury.com      5


Equity Growth--Q&A
--------------------------------------------------------------------------------
/photo of John Schniedwind and Jeff Tyler/

     An interview with John Schniedwind and Jeff Tyler, portfolio managers on the Equity Growth fund investment team.

HOW DID EQUITY GROWTH PERFORM IN 1998?

     The fund posted a strong return that beat the average growth fund but trailed the S&P 500. Equity Growth's total return* in 1998 was 25.45%, compared with the 28.68% return of the S&P 500 and the 22.86% average return of the 980 "Growth Funds" tracked by Lipper Inc.

     Equity Growth's longer-term returns are also notable--its three- and five-year returns ranked in the top 12% of all growth funds. (See the previous page for other fund performance comparisons.)

THE FUND CONTINUED TO OUTPERFORM THE AVERAGE GROWTH FUND, BUT IT CAME UP SHORT OF THE S&P 500 FOR THE FIRST TIME SINCE 1995. WHY?

     A couple of broad portfolio traits were partly responsible. Equity Growth held the stocks of companies that were, on average, smaller than those in the S&P 500. This was a negative factor because larger-company stocks outperformed smaller stocks. In addition, the fund has more of a value component than the index does, and in 1998, growth stocks beat value stocks by a wide margin.

     Another key reason for the fund's underperformance was an overweighting in financial services stocks, which suffered substantial losses in the third quarter.

WHY WERE YOU OVERWEIGHTED IN FINANCIAL STOCKS?

     Because their earnings were growing at a much faster rate than the overall market, and economic conditions were ideal--healthy growth with little inflation. In 1997 and the first half of 1998, our overweighting paid off because banking and brokerage stocks were among the best performers in the domestic equity market.

     In the third quarter of 1998, however, everything changed. The collapse of Russia's currency and financial markets resulted in losses at many investment firms, and a general slowdown in economic growth worldwide led to concerns about the U.S. economy's strength. Losses at several high-profile hedge funds--private, often-speculative funds for large investors--added to the damage because many financial companies did business with them.

     In the end, the entire financial sector suffered staggering price declines, with many stocks falling 40% or more in the third quarter.

DID YOU CUT BACK ON YOUR FINANCIAL HOLDINGS?

     A little, but we didn't give up on them. We felt that the financial stocks in the fund's portfolio were good, quality companies that were "guilty by association"--investors were punishing the whole sector without even looking at

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"EQUITY GROWTH'S LONGER-TERM RETURNS ARE ALSO NOTABLE--ITS THREE- AND FIVE-YEAR RETURNS RANKED IN THE TOP 12% OF ALL GROWTH FUNDS."

PORTFOLIO AT A GLANCE
                              12/31/98           12/31/97
NUMBER OF COMPANIES              175               165
DIVIDEND YIELD                  1.44%             1.87%
PRICE/EARNINGS RATIO            19.5              16.8
PORTFOLIO TURNOVER               89%              161%
EXPENSE RATIO (FOR
  INVESTOR CLASS)               0.69%             0.67%

Investment terms are defined in the Glossary on page 48.


6      1-800-345-2021


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

the individual companies. We thought that the market overreacted dramatically and that many of these stocks took more of a beating than they deserved, so we held onto them.

     We did trim our position slightly late in the year, but we remained overweighted in financial stocks, especially banks like First Union and Chase Manhattan (both top ten holdings) and brokerage firms like Morgan Stanley Dean Witter Discover. Investor confidence in the financial sector revived in the fourth quarter, and these stocks bounced back with strong returns.

BY AND LARGE, 1998 WAS A PRETTY GOOD YEAR FOR EQUITY GROWTH. CAN YOU TALK ABOUT SOME OF THE FUND'S SUCCESSFUL POSITIONS?

     One beneficial position was an overweighting in telecommunications stocks, our biggest industry holding (see the table on page 8). Long-distance and local-service phone companies--such as top ten holdings AT&T and BellSouth --produced steady earnings and benefited from services expansion and merger activity. The mania for Internet stocks also lifted share prices because of the wireless and Internet franchises held by many telecommunications companies.

     Another overweighting that enhanced fund performance was the stocks of big technology companies. Software makers like Microsoft, a core holding throughout the year, produced great returns. Starting in September, we also added a sizable position in Intel, a huge semiconductor company that we avoided for the first eight months of the year. Intel shares performed very well in the fourth quarter.

     One theme that isn't apparent in Equity Growth's bigger holdings is our efforts to take advantage of the resilience in consumer spending.

CAN YOU GIVE SOME EXAMPLES OF THIS STRATEGY?

     Interest rates have been relatively low over the past six months, and when that happens, consumers tend to buy more big-ticket items like appliances, cars, and houses.

     As a result, we increased our holdings of automobile manufacturers such as Ford Motor and Chrysler (now DaimlerChrysler). Car and truck sales were very strong in 1998, and this led to higher profits at these companies. Ford shares returned more than 80% last year, and Chrysler's share price surged when the company agreed to merge with German car maker Daimler-Benz.

     We also boosted our holdings of home builders and construction companies. Thanks in part to low mortgage rates, new and existing home sales reached record highs in 1998. Stocks like Lone Star Industries, a cement maker, and Centex Construction did well because of this trend, especially in the fourth quarter after the Federal Reserve started cutting interest rates.

YOU RELY ON COMPUTER MODELS TO HELP YOU MANAGE THE PORTFOLIO. DID YOU MAKE ANY CHANGES TO THE MODELS IN 1998?

     We made a few minor adjustments to improve the effectiveness of our tools, but the most significant change was the addition of a transaction costs model. When evaluating a stock, our models now consider the effect of the transaction itself on the stock's expected return.

[right margin]

"LONG-DISTANCE AND LOCAL-SERVICE PHONE COMPANIES--SUCH AS TOP TEN HOLDINGS AT&T AND BELLSOUTH--PRODUCED STEADY EARNINGS AND BENEFITED FROM SERVICES EXPANSION AND MERGER ACTIVITY."

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                               AS OF            AS OF
                             12/31/98          6/30/98
MICROSOFT CORP.                3.8%             2.7%
AT&T CORP.                     3.3%             2.6%
BELLSOUTH CORP.                3.1%             2.8%
FORD MOTOR CO.                 2.7%             1.3%
UNITED TECHNOLOGIES
     CORP.                     2.5%             2.8%
INTEL CORP.                    2.4%              --
CHASE MANHATTAN
     CORP.                     2.2%             3.4%
FANNIE MAE                     2.0%             2.2%
FIRST UNION CORP.              2.0%             2.4%
SCHERING-PLOUGH
     CORP.                     1.9%             1.2%


                                                  www.americancentury.com      7


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Although brokerage commissions are part of this model, the main factor is market impact. How easy is it to buy or sell shares of the stock? How much of an impact do we expect to have on its price if we make the trade?

     For example, buying or selling a huge stock like Microsoft has little market impact--millions of shares are traded every day, and we're not likely to have much of an effect on its price if we trade it. But trading the stock of a smaller company that doesn't see much activity could have a significant impact on its price, and that could affect the return the fund earns on it.

     In addition to enhancing our decision making, the transaction costs model has played an important role in managing portfolio turnover. The fund's substantial asset growth over the past couple of years has led to higher trading costs, and that's why we try to keep turnover below 100%. We were well above that threshold in 1997, so one of our goals for 1998 was to manage turnover better. The transaction costs model was a key part of this process--it improved the efficiency of our trading and helped lower portfolio turnover (see the table on page 6).

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET IN 1999?

     We have a modestly positive outlook. Economic conditions remain favorable for stocks, investor demand for equities is still strong, and we expect earnings growth to bounce back a little after a flat 1998.

     However, some caution is warranted. Over the past four years, the S&P 500 has averaged a return of 30% a year--triple the long-term average. We hate to sound like a broken record, but investors just can't count on that type of return for stocks going forward.

     One area of opportunity in the coming year may be small-company stocks, which appear to be extremely undervalued compared with the rest of the market. Large-company stocks are still riding a wave of momentum, but if the economy remains healthy, we could see small-cap stocks outperform later in the year.

WITH THIS IN MIND,  WHAT ARE YOUR  PLANS  FOR  EQUITY  GROWTH  OVER THE NEXT SIX
MONTHS?

     It's  business  as  usual--the   fund  will  remain  fully  invested  in  a
diversified portfolio of U.S. stocks, and we'll count on our models to help us find attractive companies to own.

     We still favor telecommunications and technology stocks, and they remain among the biggest portfolio holdings. Although financial services stocks are vulnerable to further trouble overseas, we continue to overweight the stocks of banking and brokerage companies that we feel have strong prospects.

     We are underweighted in large-cap growth stocks, maintaining our bias toward value stocks and smaller-company stocks compared with the S&P 500. We believe this will enhance fund performance if the economy strengthens.

[left margin]

"OVER THE PAST FOUR YEARS, THE S&P 500 HAS AVERAGED A RETURN OF 30% A YEAR--TRIPLE THE LONG-TERM AVERAGE. WE HATE TO SOUND LIKE A BROKEN RECORD, BUT INVESTORS JUST CAN'T COUNT ON THAT TYPE OF RETURN FOR STOCKS GOING FORWARD."

TOP FIVE INDUSTRIES
                                % OF FUND INVESTMENTS
                               AS OF             AS OF
                             12/31/98           6/30/98
TELEPHONE
     COMMUNICATIONS           10.4%               7.7%
COMPUTER SOFTWARE
     & SERVICES                9.4%               9.4%
BANKING                        7.5%              11.0%
PHARMACEUTICALS                7.4%               5.1%
INSURANCE                      5.6%               6.5%


8      1-800-345-2021


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS--96.8%
AEROSPACE & DEFENSE--4.6%
                 358,300   Cordant Technologies Inc.             $   13,436,233
                 142,100   EG&G, Inc.                                 3,952,156
                 140,000   General Dynamics Corp.                     8,207,500
                 392,600   Goodrich (B.F.) Company (The)             14,084,525
                 104,000   Gulfstream Aerospace Corp.(1)              5,538,000
                   3,000   Litton Industries, Inc.(1)                   195,750
                 478,800   United Technologies Corp.                 52,069,500
                                                                 --------------
                                                                     97,483,664
                                                                 --------------
AIRLINES--0.2%
                  35,800   AMR Corp.(1)                               2,125,625
                  21,200   Delta Air Lines Inc.                       1,102,400
                  17,100   US Airways Group Inc.(1)                     889,200
                                                                 --------------
                                                                      4,117,225
                                                                 --------------
AUTOMOBILES & AUTO PARTS--4.6%
                  96,000   Arvin Industries, Inc.                     4,002,000
                 191,601   DaimlerChrysler AG(1)                     18,405,671
                 380,800   Fleetwood Enterprises, Inc.               13,232,800
                 972,500   Ford Motor Co.                            57,073,594
                 131,800   Navistar International Corp.(1)            3,756,300
                  16,000   PACCAR Inc.                                  656,000
                                                                 --------------
                                                                     97,126,365
                                                                 --------------
BANKING--7.5%
                 438,238   Banc One Corp.                            22,377,528
                 319,500   BankAmerica Corp.                         19,209,938
                 677,400   Chase Manhattan Corp.                     46,105,538
                 333,700   Citigroup Inc.                            16,518,150
                 677,900   First Union Corp.                         41,224,794
                 126,600   Imperial Bancorp(1)                        2,104,725
                 257,300   Wells Fargo & Co.                         10,275,919
                                                                 --------------
                                                                    157,816,592
                                                                 --------------
BIOTECHNOLOGY--1.1%
                 224,500   Amgen Inc.(1)                             23,460,250
                                                                 --------------
BUILDING & HOME IMPROVEMENTS--1.7%
                  85,300   Centex Construction Products Inc.          3,465,313
                 369,200   Lafarge Corp.                             14,952,600
                 231,200   Lone Star Industries, Inc.                 8,511,050
                 160,200   USG Corp.                                  8,160,188
                                                                 --------------
                                                                     35,089,151
                                                                 --------------
BUSINESS SERVICES & SUPPLIES--0.7%
                 278,200   Computer Horizons Corp.(1)                 7,389,688
                 200,000   Gartner Group, Inc. Cl A(1)                4,250,000
                  33,100   Ogden Corp.                                  829,569

Shares                                                                 Value
--------------------------------------------------------------------------------
                   9,200   Reynolds & Reynolds Co. CI A           $     211,025
                 108,200   True North Communications Inc.             2,907,875
                                                                 --------------
                                                                     15,588,157
                                                                 --------------
CHEMICALS & RESINS--1.4%
                 162,700   Dow Chemical Co.                          14,795,531
                 212,800   du Pont (E.I.) de Nemours & Co.           11,291,700
                  89,100   Monsanto Co.                               4,232,250
                                                                 --------------
                                                                     30,319,481
                                                                 --------------
COMMUNICATIONS EQUIPMENT--2.1%
                 111,000   Comverse Technology, Inc.(1)               7,877,531
                 250,000   Lucent Technologies Inc.                  27,500,000
                 176,700   Northern Telecom Ltd.                      8,857,088
                                                                 --------------
                                                                     44,234,619
                                                                 --------------
COMPUTER PERIPHERALS--1.4%
                 251,050   Cisco Systems Inc.(1)                     23,308,423
                  58,100   Dialogic Corp.(1)                          1,142,028
                  41,000   Lexmark International Group,
                              Inc. Cl A(1)                            4,120,500
                                                                 --------------
                                                                     28,570,951
                                                                 --------------
COMPUTER SOFTWARE & SERVICES--9.4%
                  83,000   America Online Inc.                       13,280,000
                 131,800   Autodesk, Inc.                             5,622,094
                 135,000   Compuware Corp.(1)                        10,542,656
                  55,200   Electronic Data Systems Corp.              2,773,800
                 403,500   HBO & Co.                                 11,588,016
                 247,200   Keane, Inc.(1)                             9,872,550
                 572,600   Microsoft Corp.(1)                        79,322,994
                 168,300   NCR Corp.(1)                               7,026,525
                  81,600   Network Associates Inc.(1)                 5,413,650
                 468,900   Oracle Systems Corp.(1)                   20,235,966
                  68,300   Sterling Commerce, Inc.(1)                 3,073,500
                 422,400   Sterling Software, Inc.(1)                11,431,200
                  72,000   Synopsys, Inc.(1)                          3,901,500
                 417,000   Unisys Corp.(1)                           14,360,438
                                                                 --------------
                                                                    198,444,889
                                                                 --------------
COMPUTER SYSTEMS--4.0%
                 620,300   Apple Computer, Inc.(1)                   25,412,916
                 235,300   Dell Computer Corp.(1)                    17,228,372
                  76,000   Gateway 2000, Inc.(1)                      3,890,250
                 248,500   Hewlett-Packard Co.                       16,975,656
                  98,900   International Business
                              Machines Corp.                         18,271,775
                  28,800   Sun Microsystems, Inc.(1)                  2,464,200
                                                                 --------------
                                                                     84,243,169
                                                                 --------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--1.5%
                 123,600   Centex Corp.                               5,569,725
                 416,700   D.R. Horton, Inc.                          9,584,100

See Notes to Financial Statements


                                                  www.americancentury.com      9


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                 Value
--------------------------------------------------------------------------------

                  57,500   Fluor Corp.                            $   2,447,344
                  43,400   Harsco Corp.                               1,320,988
                 145,300   McDermott (J. Ray) S.A.(1)                 3,550,769
                 113,900   Pulte Corp.                                3,167,844
                  90,000   Southdown, Inc.                            5,326,875
                                                                 --------------
                                                                     30,967,645
                                                                 --------------
CONSUMER PRODUCTS--0.8%
                  44,900   Procter & Gamble Co. (The)                 4,099,931
                  48,300   Russ Berrie and Co., Inc.                  1,135,050
                 207,000   Whirlpool Corp.                           11,462,625
                                                                 --------------
                                                                     16,697,606
                                                                 --------------
DIVERSIFIED COMPANIES--2.8%
                 348,900   General Electric Co. (U.S.)               35,609,606
                 118,800   Tyco International Ltd.                    8,961,975
                 176,000   Unilever N.V. New York Shares             14,597,000
                                                                 --------------
                                                                     59,168,581
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--2.6%
                 428,600   Intel Corp.                               50,802,494
                  62,200   Philips Electronics N.V. New
                              York Shares                             4,210,163
                                                                 --------------
                                                                     55,012,657
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--0.9%
                 164,500   Keyspan Energy Corp.                       5,099,500
                  28,000   Occidental Petroleum Corp.                   472,500
                 343,000   Sunoco, Inc.                              12,369,438
                                                                 --------------
                                                                     17,941,438
                                                                 --------------
ENERGY (SERVICES)--1.1%
                 240,700   Schlumberger Ltd.                         11,102,288
                 124,500   Tidewater Inc.                             2,886,844
                 308,800   Transocean Offshore                        8,279,700
                                                                 --------------
                                                                     22,268,832
                                                                 --------------
FINANCIAL SERVICES--4.5%
                 135,500   Equitable Companies Inc.                   7,842,063
                 559,700   Fannie Mae                                41,417,800
                 286,800   Federal Home Loan Mortgage
                              Corporation                            18,480,675
                 385,900   Morgan Stanley Dean Witter,
                              Discover & Co.                         27,398,900
                                                                 --------------
                                                                     95,139,438
                                                                 --------------
FOOD & BEVERAGE--1.9%
                  36,400   Coors (Adolph) Co. Cl B                    2,055,463
                  80,500   Earthgrains Company                        2,490,469
                  32,200   General Mills, Inc.                        2,503,550
                 119,600   Hormel Foods Corp.                         3,916,900

Shares                                                                 Value
--------------------------------------------------------------------------------

                 242,700   Interstate Bakeries Corp.             $    6,416,381
                  48,100   Lancaster Colony Corp.                     1,542,206
                 363,000   Quaker Oats Co. (The)                     21,598,500
                                                                 --------------
                                                                     40,523,469
                                                                 --------------
FURNITURE & FURNISHINGS--0.3%
                 198,900   Miller (Herman), Inc.                      5,333,006
                                                                 --------------
HEALTHCARE--1.0%
                 194,600   Integrated Health Services, Inc.(1)        2,748,725
                 100,000   Mallinckrodt Inc.                          3,081,250
                  59,700   Omnicare, Inc.                             2,074,575
                 177,000   PacifiCare Health Systems, Inc.
                              Cl B(1)                                14,065,969
                                                                 --------------
                                                                     21,970,519
                                                                 --------------
INDUSTRIAL EQUIPMENT &
MACHINERY--0.9%
                  62,300   Caterpillar Inc.                           2,865,800
                 324,500   Ingersoll-Rand Co.                        15,231,219
                                                                 --------------
                                                                     18,097,019
                                                                 --------------
INSURANCE--5.6%
                 816,000   Allstate Corp.                            31,518,000
                 353,000   Conseco Inc.                              10,788,563
                 494,120   Fidelity National Financial, Inc.         15,070,660
                 335,400   First American Financial
                              Corp. (The)                            10,774,725
                 179,300   Gallagher (Arthur J.) & Co.                7,911,613
                 228,300   LandAmerica Financial Group, Inc.         12,741,994
                 307,700   Lincoln National Corp.                    25,173,706
                  32,500   Loews Corp.                                3,193,125
                                                                 --------------
                                                                    117,172,386
                                                                 --------------
LEISURE--1.6%
                  74,900   Anchor Gaming(1)                           4,236,531
                  27,600   Department 56, Inc.(1)                     1,036,725
                 321,400   Eastman Kodak Co.                         23,140,800
                  87,100   International Game Technology              2,117,619
                  50,600   Viacom, Inc. Cl B(1)                       3,744,400
                                                                 --------------
                                                                     34,276,075
                                                                 --------------
MACHINERY & EQUIPMENT--1.6%
                 409,700   Premark International, Inc.               14,185,863
                 391,500   Sundstrand Corp.                          20,309,063
                                                                 --------------
                                                                     34,494,926
                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES--1.0%
                 308,000   Hillenbrand Industries, Inc.              17,517,500
                  87,800   Teleflex Inc.                              4,005,875
                                                                 --------------
                                                                     21,523,375
                                                                 --------------
METALS & MINING--0.1%
                  22,800   Aluminum Co. of America                    1,700,025
                                                                 --------------

                        See Notes to Financial Statements


10      1-800-345-2021


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                 Value
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS(2)
                   7,200   Fort James Corporation                  $    288,000
                                                                 --------------
PERSONAL SERVICES--0.1%
                  68,000   Block (H & R), Inc.                        3,060,000
                                                                 --------------
PHARMACEUTICALS--7.4%
                 153,500   Bristol-Myers Squibb Co.                  20,540,219
                 338,500   Genentech, Inc.(1)                        26,974,219
                 137,200   Herbalife International, Inc. CI A         1,937,950
                 141,200   Johnson & Johnson                         11,843,150
                 174,200   Lilly (Eli) & Co.                         15,482,025
                  81,800   Medicis Pharmaceutical Corp.
                              Cl A(1)                                 4,877,325
                  47,200   Merck & Co., Inc.                          6,970,850
                  96,500   Nature's Sunshine Products, Inc.           1,459,563
                 104,500   Pfizer, Inc.                              13,108,219
                 143,800   Rexall Sundown, Inc.(1)                    2,004,213
                 707,600   Schering-Plough Corp.                     39,094,900
                 138,700   Warner-Lambert Co.                        10,428,506
                                                                 --------------
                                                                    154,721,139
                                                                 --------------
PRINTING & PUBLISHING--1.2%
                 716,500   Deluxe Corp.                              26,197,031
                                                                 --------------
RESTAURANTS--0.2%
                 156,090   CKE Restaurants, Inc.                      4,594,899
                                                                 --------------
RETAIL (APPAREL)--0.4%
                  54,400   Liz Claiborne, Inc.                        1,717,000
                 138,200   Payless ShoeSource, Inc.(1)                6,547,225
                                                                 --------------
                                                                      8,264,225
                                                                 --------------
RETAIL (FOOD & DRUG)--0.4%
                 263,900   Universal Corp.                            9,269,488
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--2.1%
                  45,000   Federated Department Stores,
                              Inc.(1)                                 1,960,313
                 401,700   Kmart Corp.(1)                             6,151,031
                 114,000   Neiman-Marcus Group, Inc.(1)               2,842,875
                 408,500   Wal-Mart Stores, Inc.                     33,267,219
                                                                 --------------
                                                                     44,221,438
                                                                 --------------
RETAIL (SPECIALTY)--0.8%
                 182,200   Home Depot, Inc.                          11,148,363
                 160,100   Zale Corp.(1)                              5,163,225
                                                                 --------------
                                                                     16,311,588
                                                                 --------------
STEEL--0.1%
                  10,500   Bethlehem Steel Corporation(1)                87,938
                  14,200   Nucor Corp.                                  614,150
                  14,300   USX-U.S. Steel Group                         328,900
                                                                 --------------
                                                                      1,030,988
                                                                 --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
TELEPHONE COMMUNICATIONS--10.4%
                 913,300   AT&T Corp.                            $   68,725,825
                 315,300   Ameritech Corp.                           19,982,138
                 118,100   Bell Atlantic Corp.                        6,259,300
               1,317,200   BellSouth Corp.                           65,695,350
                 267,900   GTE Corp.                                 17,413,500
                 367,600   SBC Communications Inc.                   19,712,550
                 310,500   U S WEST Communications
                              Group                                  20,066,063
                                                                 --------------
                                                                    217,854,726
                                                                 --------------
TEXTILES & APPAREL--1.0%
                 180,400   Dexter Corp. (The)                         5,671,325
                 135,900   Tommy Hilfiger Corp.(1)                    8,154,000
                 146,400   VF Corp.                                   6,862,500
                                                                 --------------
                                                                     20,687,825
                                                                 --------------
TOBACCO--0.7%
                 123,800   Fortune Brands, Inc.                       3,915,175
                 217,400   Philip Morris Companies Inc.              11,630,900
                                                                 --------------
                                                                     15,546,075
                                                                 --------------
TRANSPORTATION--0.4%
                 168,900   Hertz Corp. Cl A                           7,706,063
                                                                 --------------
UTILITIES--4.7%
                  71,800   Avista Corp.                               1,382,150
                 107,700   Baltimore Gas & Electric Co.               3,325,238
                  87,400   BEC Energy                                 3,599,788
                 130,300   Central & South West Corp.                 3,575,106
                  70,200   Energy East Corp.                          3,966,300
                 211,200   FPL Group, Inc.                           13,015,200
                 340,900   Houston Industries Inc.                   10,951,413
                 150,000   KN Energy, Inc.                            5,456,250
                 333,700   LG&E Energy Corp.                          9,447,881
                 202,300   Minnesota Power & Light Co.                8,901,200
                 165,000   Public Service Co. of New Mexico           3,372,188
                 363,900   Sempra Energy                              9,233,963
                 584,800   Southern Co.                              16,995,750
                  81,500   UGI Corp.                                  1,935,625
                  80,900   Utilicorp United Inc.                      2,968,019
                                                                 --------------
                                                                     98,126,071
                                                                 --------------
TOTAL COMMON STOCKS                                               2,036,661,066
                                                                 --------------
   (Cost $1,692,340,573)

See Notes to Financial Statements


                                                 www.americancentury.com      11


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

                                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--3.2%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.75%, dated 12/31/98,
    due 1/4/99 (Delivery value $67,535,625)                      $   67,500,000
                                                                 --------------
   (Cost $67,500,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $2,104,161,066
                                                                 ==============
   (Cost $1,759,840,573)

FUTURES CONTRACTS
                                          Underlying
                      Expiration          Face Amount         Unrealized
   Purchased             Date              at Value              Gain
-------------------------------------------------------------------------
  170 S&P 500            March
    Futures              1999             $52,933,750         $6,880,158
                                        ==================================

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


12      1-800-345-2021


Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998

                                 INVESTOR CLASS                             ADVISOR CLASS        INSTITUTIONAL CLASS
                              (INCEPTION 12/17/90)                       (INCEPTION 12/15/97)    (INCEPTION 1/28/98)
                INCOME &                  GROWTH & INCOME FUNDS(2)        INCOME &               INCOME &
                 GROWTH     S&P 500    AVERAGE RETURN   FUND'S RANKING     GROWTH    S&P 500      GROWTH    S&P 500
-------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ...   8.39%      9.37%        3.09%             --              8.25%      9.37%       8.51%      9.37%
1 YEAR ........  27.67%     28.68%       15.61%        92 OUT OF 768       27.37%     28.68%        --         --
-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL
RETURNS
3 YEARS .......  28.63%     28.17%       21.25%        18 OUT OF 471         --         --          --         --
5 YEARS .......  23.74%     24.05%       18.35%         8 OUT OF 310         --         --          --         --
LIFE OF FUND ..  21.88%     21.02%       17.41%(3)      4 OUT OF 165(3)    27.63%     28.72%      27.87%     27.75%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/20/90, the date nearest the class's inception for which data are available.

See pages 46-48 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/98
Income & Growth      $49,051
S&P 500              $46,345

                  Income & Growth         S&P 500
DATE                  VALUE                VALUE
12/17/90             $10,000              $10,000
12/31/90             $10,129              $10,225
3/31/91              $11,821              $11,708
6/30/91              $11,784              $11,680
9/30/91              $12,689              $12,303
12/31/91             $14,083              $13,333
3/31/92              $13,598              $12,997
6/30/92              $13,602              $13,244
9/30/92              $13,997              $13,661
12/31/92             $15,190              $14,347
3/31/93              $15,930              $14,972
6/30/93              $16,296              $15,044
9/30/93              $16,981              $15,432
12/31/93             $16,908              $15,790
3/31/94              $16,147              $15,192
6/30/94              $16,231              $15,256
9/30/94              $16,851              $16,000
12/31/94             $16,814              $15,997
3/31/95              $18,285              $17,554
6/30/95              $20,009              $19,226
9/30/95              $21,672              $20,753
12/31/95             $23,013              $22,002
3/31/96              $24,300              $23,184
6/30/96              $25,284              $24,223
9/30/96              $26,146              $24,971
12/31/96             $28,572              $27,051
3/31/97              $29,081              $27,779
6/30/97              $33,655              $32,623
9/30/97              $37,445              $35,067
12/31/97             $38,419              $36,073
3/31/98              $44,251              $41,102
6/30/98              $45,251              $42,467
9/30/98              $40,142              $38,254
12/31/98             $49,051              $46,345

$10,000 investment made 12/17/90

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Income & Growth's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                 Income & Growth        S&P 500
DATE                 RETURN              RETURN
12/31/90*             1.29%               2.25%
12/31/91             39.08%              30.33%
12/31/92              7.86%               7.61%
12/31/93             11.31%              10.03%
12/31/94             -0.55%               1.36%
12/31/95             36.88%              37.44%
12/31/96             24.15%              22.93%
12/31/97             34.52%              33.36%
12/31/98             27.67%              28.68%

* From 12/17/90 (the fund's inception date) to 12/31/90.


                                                 www.americancentury.com      13



Income & Growth--Q&A
--------------------------------------------------------------------------------

     An interview with John Schniedwind and Jeff Tyler (pictured on page 6), portfolio managers on the Income & Growth fund investment team.

HOW DID INCOME & GROWTH PERFORM IN 1998?

     The fund posted a strong return that beat the average growth & income fund but trailed the S&P 500. Income & Growth's total return* in 1998 was 27.67%, compared with the 28.68% return of the S&P 500 and the 15.61% average return of the 768 "Growth & Income Funds" tracked by Lipper Inc. The fund's 1998 return ranked it in the top 12% of its Lipper category.

     Income & Growth's longer-term returns are also notable--its three- and five-year returns placed in the top 5% of all growth & income funds. (See the previous page for other fund performance comparisons.)

THE FUND CONTINUED TO BE AMONG THE BETTER-PERFORMING GROWTH & INCOME FUNDS, BUT IT CAME UP SHORT OF THE S&P 500 FOR THE FIRST TIME SINCE 1995. WHY?

     A couple of broad portfolio traits were partly responsible. Income & Growth held the stocks of companies that were, on average, smaller than those in the S&P 500. This was a negative factor because larger-company stocks outperformed smaller stocks. In addition, the fund has more of a value component than the index does, and in 1998, growth stocks beat value stocks by a wide margin.

     Another key reason for the fund's underperformance was an overweighting in financial services stocks, which suffered substantial losses in the third quarter.

WHY WERE YOU OVERWEIGHTED IN FINANCIAL STOCKS?

     Because their earnings were growing at a much faster rate than the overall market, and economic conditions were ideal--healthy growth with little inflation. In 1997 and the first half of 1998, our overweighting paid off because banking and brokerage stocks were among the best performers in the domestic equity market.

     In the third quarter of 1998, however, everything changed. The collapse of Russia's currency and financial markets resulted in losses at many investment firms, and a general slowdown in economic growth worldwide led to concerns about the U.S. economy's strength. Losses at several high-profile hedge funds--private, often-speculative funds for large investors--added to the damage because many financial companies did business with them.

     In the end, the entire financial sector suffered staggering price declines, with many stocks falling 40% or more in the third quarter.

DID YOU CUT BACK ON YOUR FINANCIAL HOLDINGS?

     A little, but we didn't give up on them. We felt that the financial stocks in the fund's portfolio were good, quality companies that were "guilty by association"--investors were punishing the whole sector without even looking at the individual companies. We thought that the market overreacted dramatically and that many of these stocks took more of a beating than they deserved, so we held onto them.

     We did trim our position slightly late in the year, but we remained overweighted in financial stocks, especially

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"INCOME & GROWTH'S LONGER-TERM RETURNS ARE ALSO NOTABLE--ITS THREE- AND FIVE-YEAR RETURNS PLACED IN THE TOP 5% OF ALL GROWTH & INCOME FUNDS."

PORTFOLIO AT A GLANCE
                             12/31/98           12/31/97
NUMBER OF COMPANIES             274               239
DIVIDEND YIELD                 1.72%             2.17%
PRICE/EARNINGS RATIO           20.4              17.5
PORTFOLIO TURNOVER              86%              102%(
EXPENSE RATIO (FOR
  INVESTOR CLASS)              0.69%             0.65%

Investment terms are defined in the Glossary on page 48.


14      1-800-345-2021


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

banks like First Union (a top ten holding) and Chase Manhattan. Investor confidence in the financial sector revived in the fourth quarter, and these stocks bounced back with strong returns.

BY AND LARGE, 1998 WAS A PRETTY GOOD YEAR FOR INCOME & GROWTH. CAN YOU TALK ABOUT SOME OF THE FUND'S SUCCESSFUL POSITIONS?

     One beneficial position was an overweighting in the stocks of big technology companies. Software makers like Microsoft, a core holding throughout the year, produced great returns. In addition, we added to our position in Intel, a huge semiconductor company that we had underweighted in the first half of the year, and it rebounded solidly. Very modest holdings in Internet firms such as America Online and Yahoo! also boosted fund performance.

     Another overweighting that enhanced fund returns was telecommunications stocks. Long-distance and local-service phone companies--such as top ten holdings AT&T and BellSouth --produced steady earnings and benefited from services expansion and merger activity. The mania for Internet stocks also lifted share prices because of the wireless and Internet franchises held by many telecommunications companies.

     An underweighted position in energy stocks was another positive factor. Falling oil and commodities prices hurt this sector of the market, so the underweighting helped limit the negative impact on fund performance.

PHARMACEUTICAL STOCKS WERE INCOME & GROWTH'S BIGGEST INDUSTRY HOLDING BY THE END OF 1998 (SEE THE TABLE ON PAGE 16). WHAT WAS THE ATTRACTION?

     We tend to maintain a healthy position in pharmaceutical stocks because it is the biggest industry in the S&P 500. The larger drug stocks also have relatively high dividend yields, which are good for the fund's income component.

     But we were slightly overweighted in pharmaceuticals at year-end, including large companies like Schering-Plough (a top ten holding). These stocks are useful as "risk reducers"--the steady revenues and earnings growth of pharmaceutical companies typically give their stocks less price volatility than the overall market.

YOU RELY ON COMPUTER MODELS TO HELP YOU MANAGE THE PORTFOLIO. DID YOU MAKE ANY CHANGES TO THE MODELS IN 1998?

     We made a few minor adjustments to improve the effectiveness of our tools, but the most significant change was the addition of a transaction costs model. When evaluating a stock, our models now consider the effect of the transaction itself on the stock's expected return.

     Although brokerage commissions are part of this model, the main factor is market impact. How easy is it to buy or sell shares of the stock? How much of an impact do we expect to have on its price if we make the trade?

     For example, buying or selling a huge stock like Microsoft has little market impact--millions of shares are traded

[right margin]

"LONG-DISTANCE AND LOCAL-SERVICE PHONE COMPANIES--SUCH AS TOP TEN HOLDINGS AT&T AND BELLSOUTH--PRODUCED STEADY EARNINGS AND BENEFITED FROM SERVICES EXPANSION AND MERGER ACTIVITY."

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                             AS OF              AS OF
                            12/31/98           6/30/98
MICROSOFT CORP.               3.9%              2.9%
FORD MOTOR CO.                2.7%              2.0%
AT&T CORP.                    2.6%              1.7%
INTEL CORP.                   2.4%              0.7%
GENERAL ELECTRIC CO.
     (U.S.)                   2.2%              1.0%
BELLSOUTH CORP.               1.9%              1.9%
FIRST UNION CORP.             1.8%              2.3%
UNITED TECHNOLOGIES
     CORP.                    1.7%              2.2%
WAL-MART STORES, INC.         1.7%              1.3%
SCHERING-PLOUGH
     CORP.                    1.6%              1.3%


                                                 www.americancentury.com      15


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

every day, and we're not likely to have much of an effect on its price if we trade it. But trading the stock of a smaller company that doesn't see much activity could have a significant impact on its price, and that could affect the return the fund earns on it.

     In addition to enhancing our decision making, the transaction costs model has played an important role in managing portfolio turnover. The fund's substantial asset growth over the past couple of years has led to higher trading costs, and that's why we try to keep turnover below 100%. We were slightly above that threshold in 1997, so one of our goals for 1998 was to manage turnover better. The transaction costs model was a key part of this process--it improved the efficiency of our trading and helped lower portfolio turnover (see the table on page 14).

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET IN 1999?

     We have a modestly positive outlook. Economic conditions remain favorable for stocks, investor demand for equities is still strong, and we expect earnings growth to bounce back a little after a flat 1998.

     However, some caution is warranted. Over the past four years, the S&P 500 has averaged a return of 30% a year--triple the long-term average. We hate to sound like a broken record, but investors just can't count on that type of return for stocks going forward.

     One area of opportunity in the coming year may be small-company stocks, which appear to be extremely undervalued compared with the rest of the market. Large-company stocks are still riding a wave of momentum, but if the economy remains healthy, we could see small-cap stocks outperform later in the year.

WITH THIS IN MIND, WHAT ARE YOUR PLANS FOR INCOME & GROWTH OVER THE NEXT SIX MONTHS?

     It's  business  as  usual--the   fund  will  remain  fully  invested  in  a
diversified portfolio of U.S. stocks, and we'll count on our models to help us find attractive companies to own.

     We still favor telecommunications and technology stocks, and they remain among the biggest portfolio holdings. Although financial services stocks are vulnerable to further trouble overseas, we continue to overweight the stocks of banking and brokerage companies that we feel have strong prospects.

     We are underweighted in large-cap growth stocks, maintaining our bias toward value stocks and smaller-company stocks compared with the S&P 500. We believe this will enhance fund performance if the economy strengthens.

[left margin]

"OVER THE PAST FOUR YEARS, THE S&P 500 HAS AVERAGED A RETURN OF 30% A YEAR-- TRIPLE THE LONG-TERM AVERAGE. WE HATE TO SOUND LIKE A BROKEN RECORD, BUT INVESTORS JUST CAN'T COUNT ON THAT TYPE OF RETURN FOR STOCKS GOING FORWARD."

TOP FIVE INDUSTRIES
                               % OF FUND INVESTMENTS
                              AS OF             AS OF
                            12/31/98           6/30/98
PHARMACEUTICALS               9.0%              7.8%
TELEPHONE
     COMMUNICATIONS           8.5%              7.8%
COMPUTER SOFTWARE
     & SERVICES               8.1%              7.7%
BANKING                       7.8%             10.8%
UTILITIES                     6.9%              5.5%


16      1-800-345-2021


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS--96.6%
AEROSPACE & DEFENSE--3.8%
                 232,300   AlliedSignal Inc.                     $   10,293,761
                 236,300   Boeing Co.                                 7,709,288
                 299,700   Cordant Technologies Inc.                 11,238,750
                 341,500   EG&G, Inc.                                 9,497,969
                 269,900   General Dynamics Corp.                    15,822,888
                 831,400   Goodrich (B.F.) Company (The)             29,826,475
                  86,500   Gulfstream Aerospace Corp.(1)              4,606,125
                 698,600   United Technologies Corp.                 75,972,750
                                                                 --------------
                                                                    164,968,006
                                                                 --------------
AIRLINES--0.2%
                  60,600   AMR Corp.(1)                               3,598,125
                  45,600   Delta Air Lines Inc.                       2,371,200
                  22,300   US Airways Group Inc.(1)                   1,159,600
                                                                 --------------
                                                                      7,128,925
                                                                 --------------
AUTOMOBILES & AUTO PARTS--4.1%
                  38,200   Arvin Industries, Inc.                     1,592,463
                 345,078   DaimlerChrysler AG(1)                     33,149,055
                 600,800   Fleetwood Enterprises, Inc.               20,877,800
               2,031,900   Ford Motor Co.                           119,247,131
                 110,400   Navistar International Corp.(1)            3,146,400
                                                                 --------------
                                                                    178,012,849
                                                                 --------------
BANKING--7.8%
               1,113,300   Banc One Corp.                            56,847,881
                 245,800   BankBoston Corp.                           9,570,838
                 865,654   BankAmerica Corp.                         52,047,447
                 995,600   Chase Manhattan Corp.                     67,763,025
                 810,200   Citigroup Inc.                            40,104,900
               1,294,100   First Union Corp.                         78,697,456
                 328,800   Fleet Financial Group, Inc.               14,693,250
                  24,000   Mercantile Bancorporation Inc.             1,107,000
                 207,500   PNC Bank Corp.                            11,230,938
                 295,800   Wells Fargo & Co.                         11,813,513
                                                                 --------------
                                                                    343,876,248
                                                                 --------------
BIOTECHNOLOGY--0.9%
                 351,800   Amgen Inc.(1)                             36,763,100
                  26,500   Human Genome Sciences, Inc.(1)               939,922
                                                                 --------------
                                                                     37,703,022
                                                                 --------------
BROADCASTING & MEDIA(2)
                  55,800   United Video Satellite Group Inc.
                              Cl A(1)                                 1,311,300
                                                                 --------------
BUILDING & HOME IMPROVEMENTS--0.5%
                 317,300   Lafarge Corp.                             12,850,650
                 109,800   USG Corp.                                  5,592,938
                 107,300   York International Corporation             4,379,181
                                                                 --------------
                                                                     22,822,769
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
BUSINESS SERVICES & SUPPLIES--1.0%
                  86,500   Cendant Corp.(1)                      $    1,648,906
                 291,800   Computer Horizons Corp.(1)                 7,750,938
                 207,400   Gartner Group, Inc. Cl A(1)                4,407,250
                 180,300   Kelly Services, Inc. Cl A                  5,656,913
                 472,300   Ogden Corp.                               11,837,019
                 164,400   Omnicom Group Inc.                         9,535,200
                 143,300   True North Communications Inc.             3,851,188
                                                                 --------------
                                                                     44,687,414
                                                                 --------------
CHEMICALS & RESINS--1.4%
                 291,400   Dow Chemical Co.                          26,499,188
                 466,200   du Pont (E.I.) de Nemours & Co.           24,737,738
                   4,800   Ecolab Inc.                                  173,700
                  23,400   Grace (W.R.) & Co. (Del.)(1)                 367,088
                 164,400   Monsanto Co.                               7,809,000
                   7,900   Morton International, Inc.                   193,550
                  17,200   Nalco Chemical Co.                           533,200
                   7,500   Rohm and Haas Co.                            225,938
                   2,400   Union Carbide Corp.                          102,000
                                                                 --------------
                                                                     60,641,402
                                                                 --------------
COMMUNICATIONS EQUIPMENT--2.2%
                 157,300   Comverse Technology, Inc.(1)              11,163,384
                 519,800   Lucent Technologies Inc.                  57,178,000
                 328,800   Northern Telecom Ltd.                     16,481,100
                  48,600   QUALCOMM Inc.(1)                           2,515,050
                 167,300   Tellabs, Inc.(1)                          11,470,506
                                                                 --------------
                                                                     98,808,040
                                                                 --------------
COMPUTER PERIPHERALS--1.5%
                 545,750   Cisco Systems Inc.(1)                     50,669,477
                 194,400   EMC Corp. (Mass.)(1)                      16,524,000
                                                                 --------------
                                                                     67,193,477
                                                                 --------------
COMPUTER SOFTWARE & SERVICES--8.1%
                 186,100   America Online Inc.                       29,776,000
                 226,800   Autodesk, Inc.                             9,674,438
                  68,000   BMC Software, Inc.(1)                      3,032,375
                 127,400   Computer Associates
                              International, Inc.                     5,430,425
                 106,500   Compuware Corp.(1)                         8,316,984
                 203,700   Electronic Data Systems Corp.             10,235,925
                 650,600   HBO & Co.                                 18,684,419
                  64,000   Hyperion Solutions Corp.(1)                1,156,000
                 236,200   Keane, Inc.(1)                             9,433,238
               1,225,100   Microsoft Corp.(1)                       169,714,634
                 174,600   NCR Corp.(1)                               7,289,550
                 115,800   Network Associates Inc.(1)                 7,682,606
                 644,500   Oracle Systems Corp.(1)                   27,814,203
                 106,800   PeopleSoft, Inc.(1)                        2,019,188
                 100,700   PLATINUM Technology, Inc.(1)               1,935,328
                  50,900   Shared Medical Systems Corp.               2,538,638
                 157,700   Siebel Systems, Inc.(1)                    5,351,944

See Notes to Financial Statements


                                                 www.americancentury.com      17


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------

                 477,900   Sterling Software, Inc.(1)            $   12,933,169
                  39,600   Synopsys, Inc.(1)                          2,145,825
                 499,700   Unisys Corp.(1)                           17,208,419
                  22,700   Yahoo! Inc.(1)                             5,377,772
                                                                 --------------
                                                                    357,751,080
                                                                 --------------
COMPUTER SYSTEMS--4.6%
                 777,200   Apple Computer, Inc.(1)                   31,840,913
                 245,700   Compaq Computer Corp.                     10,304,044
                 604,100   Dell Computer Corp.(1)                    44,231,447
                 109,800   Gateway 2000, Inc.(1)                      5,620,388
                 599,300   Hewlett-Packard Co.                       40,939,681
                 322,700   International Business Machines
                              Corp.                                  59,618,825
                  90,300   Sun Microsystems, Inc.(1)                  7,726,294
                                                                 --------------
                                                                    200,281,592
                                                                 --------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--1.2%
                 158,200   Centex Corp.                               7,128,888
                 442,700   D.R. Horton, Inc.                         10,182,100
                 265,900   Fluor Corp.                               11,317,369
                 284,500   Harsco Corp.                               8,659,469
                  51,100   Owens Corning                              1,810,856
                 232,200   Pulte Corp.                                6,458,063
                 107,600   Southdown, Inc.                            6,368,575
                                                                 --------------
                                                                     51,925,320
                                                                 --------------
CONSUMER PRODUCTS--1.5%
                 162,700   National Service Industries                6,182,600
                 404,300   Procter & Gamble Co. (The)                36,917,644
                  64,700   Russ Berrie and Co., Inc.                  1,520,450
                 368,600   Whirlpool Corp.                           20,411,225
                                                                 --------------
                                                                     65,031,919
                                                                 --------------
DIVERSIFIED COMPANIES--3.6%
                 938,400   General Electric Co. (U.S.)               95,775,450
                 153,400   Minnesota Mining &
                              Manufacturing Co.                      10,910,575
                 249,400   Tyco International Ltd.                   18,814,113
                 344,700   Unilever N.V. New York Shares             28,588,556
                  76,200   Viad Corp                                  2,314,575
                                                                 --------------
                                                                    156,403,269
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--2.6%
                  26,600   DSP Group, Inc.(1)                           550,288
                 894,800   Intel Corp.                              106,061,763
                  62,300   Texas Instruments Inc.                     5,330,544
                  36,300   Thomas & Betts Corp.                       1,572,244
                  22,600   Vitesse Semiconductor Corp.(1)             1,029,713
                                                                 --------------
                                                                    114,544,552
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
ENERGY (PRODUCTION & MARKETING)--2.5%
                  23,500   Ashland Inc.                          $    1,136,813
                  18,000   Atlantic Richfield Co.                     1,174,500
                 136,900   Enron Corp.                                7,811,856
                 509,000   Exxon Corp.                               37,220,625
                 939,300   Keyspan Energy Corp.                      29,118,300
                 134,100   Occidental Petroleum Corp.                 2,262,938
                 505,500   Sunoco, Inc.                              18,229,594
                 128,500   Texaco Inc.                                6,794,438
                 290,600   Ultramar Diamond Shamrock Corp.            7,047,050
                                                                 --------------
                                                                    110,796,114
                                                                 --------------
ENERGY (SERVICES)--1.3%
                 350,600   Diamond Offshore Drilling, Inc.            8,304,838
                 199,800   Ensco International Inc.                   2,135,363
                 368,000   Halliburton Co.                           10,902,000
                 233,600   Schlumberger Ltd.                         10,774,800
                 374,500   Tidewater Inc.                             8,683,719
                 485,100   Transocean Offshore                       13,006,744
                 347,000   Varco International, Inc.(1)               2,689,250
                                                                 --------------
                                                                     56,496,714
                                                                 --------------
FINANCIAL SERVICES--3.6%
                 201,700   Bear Stearns Companies Inc.                7,538,538
                 203,900   Countrywide Credit Industries, Inc.       10,233,231
                 112,300   Equitable Companies Inc.                   6,499,363
                 716,000   Fannie Mae                                52,984,000
                 291,900   Federal Home Loan Mortgage
                              Corporation                            18,809,306
                 243,800   Lehman Brothers Holdings, Inc.            10,742,438
                 185,000   Merrill Lynch & Co., Inc.                 12,348,750
                 543,300   Morgan Stanley Dean Witter,
                               Discover & Co.                        38,574,300
                                                                 --------------
                                                                    157,729,926
                                                                 --------------
FOOD & BEVERAGE--1.8%
                  56,800   Anheuser-Busch Companies, Inc.             3,727,500
                  85,600   Coca-Cola Company (The)                    5,724,500
                 283,300   General Mills, Inc.                       22,026,575
                 114,300   Hormel Foods Corp.                         3,743,325
                 122,700   Interstate Bakeries Corp.                  3,243,881
                 218,500   Lance, Inc.                                4,356,344
                 481,400   Quaker Oats Co. (The)                     28,643,300
                 193,000   Sara Lee Corp.                             5,440,188
                                                                 --------------
                                                                     76,905,613
                                                                 --------------
FURNITURE & FURNISHINGS(2)
                  41,200   Miller (Herman), Inc.                      1,104,675
                                                                 --------------

                                               See Notes to Financial Statements


18      1-800-345-2021


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
HEALTHCARE--1.3%
                  34,600   Aetna Inc.                            $    2,720,425
                  51,900   Bausch & Lomb Inc. CI A                    3,114,000
                 114,600   Cardinal Health, Inc.                      8,695,275
                  30,300   Hooper Holmes, Inc.                          878,700
                 246,400   Humana Inc.(1)                             4,389,000
                 323,200   Integrated Health Services, Inc.(1)        4,565,200
                 354,200   Mallinckrodt Inc.                         10,913,788
                 206,800   PacifiCare Health Systems, Inc.
                              Cl B(1)                                16,434,138
                  37,900   RehabCare Group, Inc.(1)                     708,256
                  70,100   Trigon Healthcare, Inc.(1)                 2,615,606
                                                                 --------------
                                                                     55,034,388
                                                                 --------------
INDUSTRIAL EQUIPMENT &
MACHINERY--0.6%
                 162,600   Caterpillar Inc.                           7,479,600
                 386,400   Ingersoll-Rand Co.                        18,136,650
                                                                 --------------
                                                                     25,616,250
                                                                 --------------
INSURANCE--4.1%
               1,094,200   Allstate Corp.                            42,263,475
                 687,100   Conseco Inc.                              20,999,494
                 520,630   Fidelity National Financial, Inc.         15,879,215
                 393,900   First American Financial Corp.
                              (The)                                  12,654,038
                 163,900   Gallagher (Arthur J.) & Co.                7,232,088
                 173,900   LandAmerica Financial Group, Inc.          9,705,794
                 492,000   Lincoln National Corp.                    40,251,750
                 141,900   Loews Corp.                               13,941,675
                 277,100   Marsh & McLennan Companies,
                              Inc.                                   16,193,031
                                                                 --------------
                                                                    179,120,560
                                                                 --------------
LEISURE--1.4%
                  71,800   Anchor Gaming(1)                           4,061,188
                  48,800   Department 56, Inc.(1)                     1,833,050
                 661,600   Eastman Kodak Co.                         47,635,200
                  79,400   International Game Technology              1,930,413
                 103,600   Viacom, Inc. Cl B(1)                       7,666,400
                                                                 --------------
                                                                     63,126,251
                                                                 --------------
MACHINERY & EQUIPMENT--1.2%
                 172,700   Deere & Co.                                5,720,688
                  41,200   Diebold, Inc.                              1,470,325
                  11,200   Kennametal Inc.                              238,000
                  25,300   NACCO Industries, Inc. Cl A                2,327,600
                 102,000   Pentair, Inc.                              4,060,875
                 488,600   Premark International, Inc.               16,917,775
                 401,600   Sundstrand Corp.                          20,833,000
                                                                 --------------
                                                                     51,568,263
                                                                 --------------

Shares                                                                  Value
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES--1.0%
                 220,400   Arterial Vascular
                              Engineering, Inc.(1)               $   11,550,338
                 453,600   Hillenbrand Industries, Inc.              25,798,500
                  70,200   Teleflex Inc.                              3,202,875
                  54,600   Thermo Instrument Systems Inc.(1)            822,413
                  46,500   VISX, Inc.(1)                              4,070,203
                                                                 --------------
                                                                     45,444,329
                                                                 --------------
METALS & MINING--0.1%
                  49,700   Aluminum Co. of America                    3,705,756
                   8,800   ASARCO Inc.                                  132,550
                                                                 --------------
                                                                      3,838,306
                                                                 --------------
OFFICE--0.2%
                 350,000   CarrAmerica Realty Corp.                   8,400,000
                                                                 --------------
PACKAGING & CONTAINERS(2)
                   2,900   Crown Cork & Seal Co., Inc.                   89,356
                                                                 --------------
PAPER & FOREST PRODUCTS--0.3%
                  38,400   Fort James Corporation                     1,536,000
                 162,600   Kimberly-Clark Corp.                       8,861,700
                  31,400   Weyerhaeuser Co.                           1,595,513
                                                                 --------------
                                                                     11,993,213
                                                                 --------------
PERSONAL SERVICES--0.1%
                 143,800   Block (H & R), Inc.                        6,471,000
                                                                 --------------
PHARMACEUTICALS--9.0%
                 438,800   Abbott Laboratories                       21,501,200
                  75,700   American Home Products Corp.               4,262,856
                 343,900   Bristol-Myers Squibb Co.                  46,018,119
                 373,100   Genentech, Inc.(1)                        29,731,406
                 144,400   Herbalife International, Inc.              2,039,650
                 560,000   Johnson & Johnson                         46,970,000
                 467,400   Lilly (Eli) & Co.                         41,540,175
                 103,600   McKesson Corp.                             8,190,875
                  58,300   Medicis Pharmaceutical Corp.
                              Cl A(1)                                 3,476,138
                 296,300   Merck & Co., Inc.                         43,759,806
                  97,900   Nature's Sunshine Products, Inc.           1,480,738
                 352,800   Pfizer, Inc.                              44,254,350
                 147,800   Rexall Sundown, Inc.(1)                    2,059,963
               1,254,900   Schering-Plough Corp.                     69,333,225
                 400,500   Warner-Lambert Co.                        30,112,594
                                                                 --------------
                                                                    394,731,095
                                                                 --------------
PRINTING & PUBLISHING--1.3%
               1,297,100   Deluxe Corp.                              47,425,219
                 340,400   Hollinger International Inc.               4,744,325
                 117,800   Knight-Ridder, Inc.                        6,022,525
                                                                 --------------
                                                                     58,192,069
                                                                 --------------

See Notes to Financial Statements


                                                 www.americancentury.com      19


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
RESTAURANTS--0.1%
                 184,030   CKE Restaurants, Inc.                  $   5,417,383
                                                                 --------------
RETAIL (APPAREL)--0.4%
                  51,700   Cato Corp. Cl A                              508,922
                  50,300   Dress Barn, Inc.(1)                          763,931
                 141,400   Jones Apparel Group, Inc.(1)               3,119,638
                  61,700   Limited, Inc. (The)                        1,797,013
                 104,100   Liz Claiborne, Inc.                        3,285,656
                  72,900   Payless ShoeSource, Inc.(1)                3,453,638
                 135,100   Ross Stores, Inc.                          5,315,341
                                                                 --------------
                                                                     18,244,139
                                                                 --------------
RETAIL (FOOD & DRUG)--0.1%
                 175,900   Universal Corp.                            6,178,488
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--2.6%
                 130,000   Best Buy Co., Inc.(1)                      7,978,750
                  76,800   Dayton Hudson Corp.                        4,166,400
                  45,300   Enesco Group, Inc.                         1,053,225
                 323,600   Fortune Brands, Inc.                      10,233,850
                 418,900   Kmart Corp.(1)                             6,414,406
                 224,600   Penney (J.C.) Company, Inc.               10,528,125
                  48,400   Sears, Roebuck & Co.                       2,057,000
                 903,400   Wal-Mart Stores, Inc.                     73,570,638
                                                                 --------------
                                                                    116,002,394
                                                                 --------------
RETAIL (SPECIALTY)--0.8%
                 437,000   Home Depot, Inc.                          26,738,938
                  39,400   Lowe's Companies, Inc.                     2,016,788
                 216,800   Zale Corp.(1)                              6,991,800
                                                                 --------------
                                                                     35,747,526
                                                                 --------------
RUBBER & PLASTICS--0.1%
                 381,000   Tupperware Corp.                           6,262,688
                                                                 --------------
STEEL(2)
                  24,800   Bethlehem Steel Corporation(1)               207,700
                  28,700   Nucor Corp.                                1,241,275
                  30,100   USX-U.S. Steel Group                         692,300
                                                                 --------------
                                                                      2,141,275
                                                                 --------------
TELEPHONE COMMUNICATIONS--8.5%
               1,537,100   AT&T Corp.                               115,666,775
                 414,300   Ameritech Corp.                           26,256,263
                 516,200   Bell Atlantic Corp.                       27,358,600
               1,672,400   BellSouth Corp.                           83,410,950
                 561,100   GTE Corp.                                 36,471,500
                  38,500   MCI WorldCom, Inc.(1)                      2,763,578
                 605,100   SBC Communications Inc.                   32,448,488
                 761,200   U S WEST Communications
                              Group                                  49,192,550
                                                                 --------------
                                                                    373,568,704
                                                                 --------------
TEXTILES & APPAREL--0.9%
                 310,200   Dexter Corp. (The)                         9,751,913

Shares                                                                  Value
--------------------------------------------------------------------------------

                  25,100   Kellwood Co.                          $      627,500
                 160,000   Nautica Enterprises, Inc.(1)               2,385,000
                 191,400   Tommy Hilfiger Corp.(1)                   11,484,000
                 309,300   VF Corp.                                  14,498,438
                                                                 --------------
                                                                     38,746,851
                                                                 --------------
TOBACCO--1.2%
                 799,700   Philip Morris Companies Inc.              42,783,950
                 313,500   RJR Nabisco Holdings Corp.                 9,307,031
                                                                 --------------
                                                                     52,090,981
                                                                 --------------
TRANSPORTATION--0.1%
                  99,000   Hertz Corp. Cl A                           4,516,875
                  85,500   Laidlaw Inc.                                 860,344
                  19,000   Laidlaw Inc. ORD                             191,825
                                                                 --------------
                                                                      5,569,044
                                                                 --------------
UTILITIES--6.8%
                 168,200   Ameren Corp.                               7,180,038
                 452,200   Baltimore Gas & Electric Co.              13,961,675
                  52,200   BEC Energy                                 2,149,988
                 494,100   Central & South West Corp.                13,556,869
                 547,800   Conectiv, Inc.                            13,421,100
                  43,000   Conectiv, Inc. Cl A                        1,698,500
                   9,400   CTG Resources, Inc.                          246,750
                 409,100   Dominion Resources, Inc. (Va.)            19,125,425
                 487,600   Duke Energy Corp.                         31,236,875
                  24,900   Eastern Enterprises                        1,089,375
                 401,700   FIRSTENERGY CORP.                         13,080,356
                 130,300   FPL Group, Inc.                            8,029,738
                 250,000   Hawaiian Electric Industries, Inc.        10,062,500
                 612,500   Houston Industries Inc.                   19,676,563
                 240,000   KN Energy, Inc.                            8,730,000
                 499,100   LG&E Energy Corp.                         14,130,769
                 519,000   MCN Energy Group Inc.                      9,893,438
                  60,600   MDU Resources Group, Inc.                  1,594,538
                 356,200   Minnesota Power & Light Co.               15,672,800
                  66,100   Piedmont Natural Gas Co., Inc.             2,387,863
                 168,900   Public Service Co. of New Mexico           3,451,894
               1,163,600   Sempra Energy                             29,526,350
                 911,200   Southern Co.                              26,481,750
                  48,200   Southwest Gas Corp.                        1,295,375
                 243,600   UGI Corp.                                  5,785,500
                 532,500   Utilicorp United Inc.                     19,536,094
                 150,900   Western Resources, Inc.                    5,017,425
                                                                 --------------
                                                                    298,019,548
                                                                 --------------
WIRELESS COMMUNICATIONS--0.2%
                  93,600   AirTouch Communications, Inc.(1)           6,750,900
                                                                 --------------
TOTAL COMMON STOCKS                                               4,244,489,227
                                                                 --------------
   (Cost $3,416,262,534)

                                               See Notes to Financial Statements


20      1-800-345-2021


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                  Value
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
UTILITIES
                 300,000   Avista Corp.                          $    5,812,500
                                                                 --------------
   (Cost $5,494,442)

TEMPORARY CASH INVESTMENTS--3.3%
   Repurchase Agreement, BA Security Services,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.73%, dated 12/31/98,
    due 1/4/99 (Delivery value $145,276,311)                        145,200,000
                                                                 --------------
   (Cost $145,200,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $4,395,501,727
                                                                 ==============
   (Cost $3,566,956,976)

FUTURES CONTRACTS
                                          Underlying
                      Expiration          Face Amount         Unrealized
   Purchased             Date              at Value              Gain
-------------------------------------------------------------------------
  338 S&P 500           March
    Futures             1999             $105,244,750         $13,965,421
                                        ==================================

NOTES TO SCHEDULE OF INVESTMENTS

ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      21


Small Cap Quantitative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998

                               INVESTOR CLASS (INCEPTION 7/31/98)
                  SMALL CAP      S&P SMALLCAP          SMALL CAP FUNDS(2)
                QUANTITATIVE      600 INDEX     AVERAGE RETURN    FUND'S RANKING
-------------------------------------------------------------------------------
RETURNS
LIFE OF FUND(1) ... 0.40%           0.71%           0.74%               --

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 46-48 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 12/31/98 S&P SmallCap 600 Index $10,071 Small Cap Quantitative $10,040

                   Small Cap        S&P SmallCap 600
                  Quantitative           Index
DATE                 VALUE               VALUE
7/31/98             $10,000             $10,000
8/31/98              $8,000              $8,070
9/30/98              $8,460              $8,564
10/31/98             $8,840              $8,961
11/30/98             $9,399              $9,466
12/31/98            $10,040             $10,071

$10,000 investment made 7/31/98

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P SmallCap 600 Index is provided for comparison. Small Cap Quantitative's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


22      1-800-345-2021


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
/photo of Kurt Borgwardt and Bill Martin/

     An interview with Kurt Borgwardt and Bill Martin, portfolio managers on the Small Cap Quantitative fund investment team.

HOW DID SMALL CAP QUANTITATIVE PERFORM IN 1998?

     The fund opened in late July, and its performance reflected the rough environment for small-cap stocks during the second half of the year. From its inception on July 31, 1998, through December 31, 1998, Small Cap Quantitative posted a total return of 0.40%, compared with the 0.71% return of its benchmark, the S&P SmallCap 600, and the 0.74% average return of the 708 "Small Cap
Funds" tracked by Lipper Inc.

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE?

     You wouldn't know it from the fund's overall return, but Small Cap Quantitative opened during a period of extreme volatility. Immediately after the fund's inception, small-cap stocks began a precipitous decline. From July 31 to its low point on October 8, Small Cap Quantitative plunged by more than 28%, mirroring the 27% drop of the S&P 600.

     The fund retraced that loss by the end of the year, rising just over 40% from its low point. (Because its share price was 28% lower, the fund needed a gain of more than 39% just to break even!) The S&P 600 posted a 38% return over the same period.

COULD YOU GIVE A BRIEF EXPLANATION OF YOUR MANAGEMENT APPROACH?

     We use a quantitative process, which means we use computer models to help us make investment decisions. The first tool is a stock-ranking model, which analyzes more than 2,000 small-cap stocks and ranks them based on their expected return. The analysis includes factors like earnings growth, relative value, and cash flow.

     Once the stocks are ranked, another model called an "optimizer" takes over. The optimizer's job is to strike a balance between potential return and risk. In other words, it creates a portfolio that balances high-ranking stocks with an overall risk level that matches the S&P SmallCap 600.

     One of the key characteristics of this process is that it takes transaction costs into account. This is especially useful in the small-cap area of the market because trading costs tend to be higher and can have a big impact on overall returns. In addition, buying or selling the stock of a small company that doesn't trade very much could have a significant effect on its price. Our models consider trading costs and the effect of the transaction itself on the stock's expected return.

HOW WAS SMALL CAP QUANTITATIVE POSITIONED DURING ITS FIRST FIVE MONTHS?

     Despite the turbulent market conditions, we were able to quickly build a diversified portfolio of more than 200 small-company stocks that closely tracked the benchmark index. We focus primarily on individual stock selection, but we made a few modest industry underweightings and overweightings.

[right margin]

"YOU WOULDN'T KNOW IT FROM THE FUND'S OVERALL RETURN, BUT SMALL CAP QUANTITATIVE OPENED DURING A PERIOD OF EXTREME VOLATILITY."

PORTFOLIO AT A GLANCE
                           12/31/98
NUMBER OF COMPANIES           230
DIVIDEND YIELD               0.65%
PRICE/EARNINGS RATIO         15.5
PORTFOLIO TURNOVER           30%
EXPENSE RATIO               0.94%*

* Annualized.

Investment terms are defined in the Glossary on page 48.


                                                 www.americancentury.com      23


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     One favorable overweighting was an emphasis on computer software and hardware companies. Strong earnings growth helped software makers like Adobe perform very well for us in the second half of the year. We also favored hardware companies like Bel Fuse, a growing manufacturer of electronic components that posted a 120% return during the last five months of 1998.

     On the negative side, we were overweighted in financial services stocks, many of which suffered losses in imploding overseas markets like Russia and Latin America. We held the stocks of several small investment banks, such as Everen and Raymond James, that saw reduced underwriting activity as a result of the third-quarter stock market decline. This lowered their revenues and hurt their profit margins.

SINCE YOU FOCUS ON INDIVIDUAL COMPANIES, LET'S TALK ABOUT THE FUND'S LARGEST HOLDING, FLEETWOOD ENTERPRISES. WHAT'S THE ATTRACTION?

     Fleetwood is one of several companies we own that is benefiting from the low interest rate environment. When interest rates fall, consumers typically start buying more goods that require major financing, like cars and houses.

     Fleetwood makes recreational vehicles, trailers, and campers, as well as manufactured homes. Thanks in part to low rates, the company has reported a series of positive earnings surprises. And the stock is still inexpensive considering Fleetwood's healthy growth rate--it has a price-to-earnings (P/E) ratio of 11, which means an investor is paying $11 in share price for every dollar of the company's earnings. By comparison, the average P/E ratio of the S&P 600 is about 30.

     Our second-biggest holding, M/I Schottenstein Homes, has a lot of the same characteristics. The company sells single-family homes, and low mortgage rates have boosted its revenues and earnings. But the stock still trades at a cheap price--it has a very low P/E ratio of 7.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR SMALL-CAP STOCKS IN 1999?

     We think small-cap stocks are extremely undervalued compared with the shares of large companies. Historically, investors have been willing to pay a higher price for small-cap stocks, relative to their earnings, than they have for large-cap stocks--the average P/E ratio of small-cap stocks has typically been about 1.5 times higher than the average for large-cap stocks. Currently, though, the P/E ratio of the S&P SmallCap 600 is lower than that of the S&P 500, a large-cap stock index. And many analysts expect small-cap stocks to have higher earnings growth than large-cap stocks in 1999.

     Unfortunately, small-cap stocks may continue to lag for a while. The stocks of smaller companies typically do well when the economy is rebounding--small-caps are often the first to experience earnings acceleration after a slowdown. But investors have to be confident that the economic cycle is on the upswing.

     For example, the economy has been steadily improving over the past couple of years, but small-cap stocks have still trailed large-caps. That's because the economy's strength took investors by surprise--they were expecting the economy to slow, so they gravitated to the perceived stability of large-cap stocks.

[left margin]

"FLEETWOOD MAKES RECREATIONAL VEHICLES, TRAILERS, AND CAMPERS, AS WELL AS MANUFACTURED HOMES. THANKS IN PART TO LOW RATES, THE COMPANY HAS REPORTED A SERIES OF POSITIVE EARNINGS SURPRISES."

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                                        AS OF
                                      12/31/98
FLEETWOOD ENTERPRISES, INC.             2.7%
M/I SCHOTTENSTEIN HOMES, INC.           1.6%
FIDELITY NATIONAL FINANCIAL, INC.       1.6%
YORK INTERNATIONAL CORPORATION          1.5%
QUEST DIAGNOSTICS INC.                  1.5%
ROSLYN BANCORP, INC.                    1.5%
HCC INSURANCE HOLDINGS, INC.            1.4%
DARDEN RESTAURANTS, INC.                1.3%
LANDAMERICA FINANCIAL
   GROUP, INC.                          1.3%
BLACK HILLS CORP.                       1.3%


24      1-800-345-2021


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT WOULD IT TAKE FOR SMALL-CAP STOCKS TO OUTPERFORM?

     Given that the current economic expansion has been going for almost nine years, investors may need to see a period of significantly slower economic growth--and an accompanying drop-off in corporate earnings--before they start to turn their attention to small-cap stocks. Large-cap stocks are still seeing the lion's share of money flowing into the stock market, so they may get even more overvalued relative to small-caps before conditions change.

     But we believe that small-cap stocks are offering the best growth rates and most attractive values available in today's market. Over the long term, we like the prospects for smaller stocks.

WHAT ARE YOUR PLANS FOR SMALL CAP QUANTITATIVE IN THE COMING MONTHS?

     We'll continue to focus on individual security selection while maintaining a broadly diversified portfolio of small-cap stocks. In general, the stocks of smaller companies are less widely followed and researched than the rest of the market, so there are more opportunities for our models to find undiscovered value. We think this research edge gives us an advantage.

[right margin]

"WE BELIEVE THAT SMALL-CAP STOCKS ARE OFFERING THE BEST GROWTH RATES AND MOST ATTRACTIVE VALUES AVAILABLE IN TODAY'S MARKET."

TOP FIVE INDUSTRIES
                               % OF FUND INVESTMENTS
                                       AS OF
                                      12/31/98
INSURANCE                               8.5%
COMPUTER SOFTWARE & SERVICES            8.1%
BUSINESS SERVICES & SUPPLIES            7.6%
FINANCIAL SERVICES                      6.4%
CONSTRUCTION & PROPERTY
   DEVELOPMENT                          5.4%


                                                 www.americancentury.com      25


Small Cap Quantitative--Sched. of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS--94.0%
AEROSPACE & DEFENSE--3.8%
                   1,900   AAR CORP.                             $    45,335
                     400   Anaren Microwave, Inc.(1)                   8,425
                   2,800   BE Aerospace, Inc.(1)                      58,713
                   2,800   Cordant Technologies Inc.                 105,000
                   3,500   EG&G, Inc.                                 97,344
                     600   Gulfstream Aerospace Corp.(1)              31,950
                   3,000   Nichols Research Corp.(1)                  62,813
                   4,800   Triumph Group, Inc.(1)                    153,600
                                                                 -----------
                                                                     563,180
                                                                 -----------
AIRLINES--0.7%
                   3,900   Amtran, Inc.(1)                           104,569
                                                                 -----------
AUTOMOBILES & AUTO PARTS--4.3%
                     500   Arvin Industries, Inc.                     20,844
                  11,500   Fleetwood Enterprises, Inc.               399,625
                   2,500   National R.V. Holdings, Inc.(1)            64,375
                   5,500   Navistar International Corp.(1)           156,750
                                                                 -----------
                                                                     641,594
                                                                 -----------
BANKING--1.9%
                     200   Century Bancorp, Inc. Cl A                  3,700
                   1,000   Cullen/Frost Bankers, Inc.                 54,875
                   4,100   Golden State Bancorp Inc.                  68,163
                   1,400   HUBCO, Inc.                                42,394
                   1,300   Imperial Bancorp(1)                        21,613
                   1,600   Silicon Valley Bancshares(1)               27,250
                   3,000   Southwest Bancorporation of
                              Texas, Inc.(1)                          53,438
                     200   U.S. Trust Corp.                           15,213
                                                                 -----------
                                                                     286,646
                                                                 -----------
BUILDING & HOME IMPROVEMENTS--2.4%
                   1,500   Centex Construction Products Inc.          60,938
                     400   LSI Industries Inc.                         8,975
                   1,100   Lafarge Corp.                              44,550
                     400   USG Corp.                                  20,375
                   5,600   York International Corporation            228,550
                                                                 -----------
                                                                     363,388
                                                                 -----------
BUSINESS SERVICES & SUPPLIES--7.6%
                   1,400   Advanced Marketing Services, Inc.          26,688
                   6,000   ADVO, Inc.(1)                             158,250
                   5,300   Automobile Protection
                              Corp.-APCO(1)                           62,441
                   1,000   Catalina Marketing Corp.(1)                68,375
                   7,000   Computer Horizons Corp.(1)                185,938
                   3,300   Corrpro Companies, Inc.(1)                 40,219
                   4,300   Data Processing Resources
                              Corp.(1)                               125,775

Shares                                                                Value
--------------------------------------------------------------------------------
                     500   HA-LO Industries, Inc.(1)             $    18,813
                   3,700   Interim Services Inc.(1)                   86,488
                     500   Labor Ready, Inc.(1)                        9,844
                   1,700   National TechTeam, Inc.(1)                 10,944
                   2,100   RCM Technologies, Inc.(1)                  55,519
                   2,700   RWD Technologies, Inc.(1)                  58,219
                   1,200   RemedyTemp, Inc. Cl A(1)                   18,113
                   1,000   Right Management Consultants,
                              Inc.(1)                                 14,563
                   1,000   StaffMark, Inc.(1)                         22,500
                     500   True North Communications Inc.             13,438
                   1,700   URS Corp.(1)                               39,738
                   1,900   Valassis Communications, Inc.(1)           98,088
                   2,700   Westaff Inc.(1)                            16,959
                                                                 -----------
                                                                   1,130,912
                                                                 -----------
COMMUNICATIONS EQUIPMENT--1.5%
                   1,800   Applied Signal Technology, Inc.(1)         19,238
                   1,100   Aspect Telecommunications
                              Corp.(1)                                19,181
                   3,600   Brightpoint, Inc.(1)                       49,163
                   4,600   Brooktrout Technology, Inc.(1)             79,350
                   3,200   DSP Communications, Inc.(1)                49,000
                                                                 -----------
                                                                     215,932
                                                                 -----------
COMPUTER PERIPHERALS--1.6%
                     900   C-Cube Microsystems Inc.(1)                24,441
                     300   Dialogic Corp.(1)                           5,897
                   2,300   Digi International Inc.(1)                 25,372
                     700   PSC Inc.(1)                                 6,584
                   2,400   Printronix, Inc.(1)                        34,950
                   2,100   Storage Technology Corp.(1)                74,681
                   3,600   Xylan Corp.(1)                             65,138
                                                                 -----------
                                                                     237,063
                                                                 -----------
COMPUTER SOFTWARE & SERVICES--8.1%
                   2,100   4Front Technologies, Inc.(1)               23,034
                   2,600   Adobe Systems Inc.                        121,713
                     300   Analysts International Corp.                5,794
                   2,400   ANSYS, Inc.(1)                             26,550
                   1,200   Autodesk, Inc.                             51,188
                   4,200   Avant! Corp.(1)                            66,938
                   1,600   Boole & Babbage, Inc.(1)                   47,000
                   3,800   Caere Corp.(1)                             52,013
                   2,100   CIBER, Inc.(1)                             58,669
                   3,100   Cognos Incorporated(1)                     76,725
                   7,100   Health Management Systems,
                              Inc.(1)                                 57,244
                   3,575   Hyperion Solutions Corp.(1)                64,573
                   1,700   Infinium Software, Inc.(1)                 10,306
                   1,900   Information Management
                              Associates, Inc.(1)                     11,400
                   4,000   JetForm Corp.(1)                           51,500

                                               See Notes to Financial Statements


26      1-800-345-2021


Small Cap Quantitative--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------

                   4,500   MECON, Inc.(1)                        $    47,531
                     900   Melita International Corp.(1)              18,675
                   1,900   Open Text Corp.(1)                         46,313
                   2,100   Platinum Software Corp.(1)                 26,775
                     900   PLATINUM Technology, Inc.(1)               17,297
                     100   Pomeroy Computer Resources,
                              Inc.(1)                                  2,253
                     900   Project Software & Development,
                              Inc.(1)                                 29,644
                     300   SS&C Technologies, Inc.(1)                  3,731
                   2,200   Savoir Technology Group Inc.(1)            19,181
                   1,900   Software Spectrum, Inc.(1)                 30,519
                   4,500   Sterling Software, Inc.(1)                121,781
                   1,800   Summit Design, Inc.(1)                     16,594
                     800   Synopsys, Inc.(1)                          43,350
                   1,400   THQ, Inc.(1)                               39,113
                   1,300   Technology Solutions Co.(1)                13,934
                                                                 -----------
                                                                   1,201,338
                                                                 -----------
CONSTRUCTION & PROPERTY
DEVELOPMENT--5.4%
                   3,900   Beazer Homes USA, Inc.(1)                  97,500
                   1,700   Centex Corp.                               76,606
                   4,400   D.R. Horton, Inc.                         101,200
                  10,600   M/I Schottenstein Homes, Inc.             233,200
                     200   Modtech, Inc.(1)                            3,000
                   1,300   NVR, Inc.(1)                               61,994
                   2,700   Pulte Corp.                                75,094
                   4,700   Ryland Group, Inc. (The)                  135,713
                     100   Southdown, Inc.                             5,919
                   1,100   Standard Pacific Corp.                     15,538
                                                                 -----------
                                                                     805,764
                                                                 -----------
CONSUMER PRODUCTS--1.3%
                   6,700   Handleman Co.(1)                           94,219
                   2,700   NBTY, Inc.(1)                              19,153
                   6,200   Twinlab Corp.(1)                           81,181
                                                                 -----------
                                                                     194,553
                                                                 -----------
CONTROL & MEASUREMENT--0.3%
                     600   SBS Technologies, Inc.(1)                  10,894
                   2,000   Thermo BioAnalysis Corp.(1)                26,500
                                                                 -----------
                                                                      37,394
                                                                 -----------
DIVERSIFIED COMPANIES--0.2%
                     800   Viad Corp                                  24,300
                                                                 -----------
EDUCATION--0.3%
                     800   Children's Comprehensive
                              Services, Inc.(1)                       11,000
                   4,000   Quest Education Corp.(1)                   40,000
                                                                 -----------
                                                                      51,000
                                                                 -----------

Shares                                                                Value
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONIC  COMPONENTS--4.4%
                   1,600   AFC Cable Systems, Inc.(1)            $    53,700
                   1,500   Aeroflex Inc.(1)                           22,688
                     500   Alpha Industries, Inc.(1)                  18,094
                   1,900   Bel Fuse Inc. Cl A(1)                      74,575
                   1,100   CTS Corp.                                  47,850
                     500   DSP Group, Inc.(1)                         10,344
                   3,200   NeoMagic Corporation(1)                    70,700
                   2,200   Pinnacle Systems, Inc.(1)                  77,963
                   1,100   SLI, Inc.(1)                               30,525
                     800   Sanmina Corp.(1)                           49,900
                   3,400   Smith (A.O.) Corp.                         83,513
                   2,600   Vitesse Semiconductor Corp.(1)            118,463
                                                                 -----------
                                                                     658,315
                                                                 -----------
ENERGY (PRODUCTION & MARKETING)--0.2%
                   3,300   World Fuel Services Corp.                  35,475
                                                                 -----------
ENERGY (SERVICES)--1.4%
                   6,000   Gulf Island Fabrication, Inc.(1)           46,875
                  10,300   Oceaneering International, Inc.(1)        154,500
                   1,000   Veritas DGC Inc.(1)                        13,000
                                                                 -----------
                                                                     214,375
                                                                 -----------
FINANCIAL SERVICES--6.4%
                   3,300   ADVANTA Corp. Cl A                         43,519
                   3,800   AmeriCredit Corp.(1)                       52,488
                     300   Dain Rauscher Corp.                         8,850
                   7,500   Doral Financial Corp.                     167,813
                   4,000   EVEREN Capital Corp.                       91,000
                   6,700   ITLA Capital Corp.(1)                     101,128
                     600   MASSBANK Corp.                             23,663
                   3,700   Matrix Bancorp, Inc.(1)                    50,181
                     500   Metris Companies Inc.                      25,094
                   2,100   Morgan Keegan, Inc.                        39,506
                   1,900   Ocwen Financial Corp.(1)                   23,394
                   1,800   Raymond James Financial, Inc.              38,025
                   4,300   Resource Bancshares Mortgage
                              Group, Inc.                             70,413
                  10,400   Roslyn Bancorp, Inc.                      222,625
                                                                 -----------
                                                                     957,699
                                                                 -----------
FOOD & BEVERAGE--1.3%
                   4,600   Ben & Jerry's Homemade, Inc.
                              Cl A(1)                                102,638
                   2,800   Earthgrains Company                        86,625
                                                                 -----------
                                                                     189,263
                                                                 -----------
HEALTHCARE--4.1%
                     700   Concentra Managed Care, Inc.(1)             7,416
                  10,600   Integrated Health Services, Inc.(1)       149,725

See Notes to Financial Statements


                                                 www.americancentury.com      27


Small Cap Quantitative--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------

                   1,600   PacifiCare Health Systems, Inc.
                              Cl B(1)                            $   127,150
                   1,300   Physician Reliance Network, Inc.(1)        17,144
                  12,600   Quest Diagnostics Inc.(1)                 224,438
                   1,500   RehabCare Group, Inc.(1)                   28,031
                     500   Sierra Health Services, Inc.(1)            10,531
                   2,100   Veterinary Centers of America,
                              Inc.(1)                                 41,934
                                                                 -----------
                                                                     606,369
                                                                 -----------
INDUSTRIAL(2)
                     500   Chart Industries, Inc.                      3,813
                                                                 -----------
INDUSTRIAL EQUIPMENT &
MACHINERY--1.0%
                   1,700   Gardner Denver Inc.(1)                     25,075
                     800   Gleason Corp.                              14,500
                     500   Manitowoc Co., Inc.                        22,188
                   3,300   Terex Corp.(1)                             94,256
                                                                 -----------
                                                                     156,019
                                                                 -----------
INSURANCE--8.5%
                   2,700   ARM Financial Group, Inc. Cl A             59,906
                     200   Advance Paradigm, Inc.(1)                   6,925
                     600   Capital Re Corp.                           12,038
                   3,500   FBL Financial Group, Inc. Cl A             84,875
                   7,590   Fidelity National Financial, Inc.         231,495
                   4,900   First American Financial Corp.
                              (The)                                  157,413
                   2,600   Fremont General Corp.                      64,350
                  11,700   HCC Insurance Holdings, Inc.              206,213
                   3,500   LandAmerica Financial Group, Inc.         195,344
                     400   Pre-Paid Legal Services, Inc.(1)           13,200
                   2,100   SCPIE Holdings Inc.                        63,656
                   3,100   Stewart Information Services Corp.        179,800
                                                                 -----------
                                                                   1,275,215
                                                                 -----------
LEISURE--2.3%
                   1,300   Anchor Gaming(1)                           73,531
                   1,000   Coastcast Corp.(1)                          8,750
                   2,000   Department 56, Inc.(1)                     75,125
                   4,300   Huffy Corp.                                70,950
                   4,700   International Game Technology             114,269
                                                                 -----------
                                                                     342,625
                                                                 -----------
MACHINERY & EQUIPMENT--2.9%
                   2,700   Brown & Sharpe Manufacturing
                              Co. Cl A(1)                             21,600
                   4,400   Commercial Intertech Corp.                 56,925
                   2,400   Graco Inc.                                 70,800
                   2,600   JLG Industries, Inc.(1)                    40,625
                     900   Kaman Corp. Cl A                           14,456
                   1,100   NACCO Industries, Inc. Cl A               101,200

Shares                                                                Value
--------------------------------------------------------------------------------
                   3,900   National-Oilwell, Inc.(1)             $    43,631
                     900   SPX Corp.(1)                               60,300
                   1,400   Tokheim Corporation(1)                     13,650
                     500   Zebra Technologies Corp. Cl A(1)           14,391
                                                                 -----------
                                                                     437,578
                                                                 -----------
MEDICAL EQUIPMENT & SUPPLIES--3.5%
                     300   Datascope Corp.(1)                          6,881
                   5,000   Empi, Inc.(1)                             125,938
                   3,000   ICU Medical, Inc.(1)                       66,188
                   9,400   Minntech Corp.                            143,938
                   3,400   Safeskin Corp.(1)                          81,919
                   1,100   VISX, Inc.(1)                              96,284
                                                                 -----------
                                                                     521,148
                                                                 -----------
OFFICE EQUIPMENT & SUPPLIES--0.1%
                     400   Kronos Inc.(1)                             17,788
                                                                 -----------
PERSONAL SERVICES--0.7%
                   4,000   CPI Corp.                                 106,000
                                                                 -----------
PHARMACEUTICALS--2.1%
                   3,200   Bergen Brunswig Corp. Cl A                111,600
                     800   D&K Healthcare Resources Inc.(1)           21,800
                   1,500   Herbalife International, Inc.              21,188
                     400   Medicis Pharmaceutical Corp.
                              Cl A(1)                                 23,850
                   4,900   Natural Alternatives International,
                              Inc.(1)                                 53,441
                   3,500   Rexall Sundown, Inc.(1)                    48,781
                   1,600   Roberts Pharmaceutical Corp.(1)            34,800
                                                                 -----------
                                                                     315,460
                                                                 -----------
PRINTING & PUBLISHING--0.8%
                   3,000   Banta Corp.                                82,125
                   2,500   Hollinger International Inc.               34,844
                                                                 -----------
                                                                     116,969
                                                                 -----------
RESTAURANTS--3.2%
                   9,200   Buffets, Inc.(1)                          109,538
                   3,850   CKE Restaurants, Inc.                     113,334
                  10,900   Darden Restaurants, Inc.                  196,200
                   1,000   Rainforest Cafe, Inc.(1)                    6,031
                   6,600   Taco Cabana, Inc. Cl A(1)                  51,563
                                                                 -----------
                                                                     476,666
                                                                 -----------
RETAIL (APPAREL)--1.4%
                     300   Braun's Fashions Corp.(1)                   2,813
                   1,500   Buckle, Inc. (The)(1)                      36,000
                   1,100   Catherines Stores Corp.(1)                 11,619
                   3,600   Cato Corp. Cl A                            35,438
                   1,500   Footstar, Inc.(1)                          37,500

                                               See Notes to Financial Statements


28      1-800-345-2021


Small Cap Quantitative--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------

                     500   Genesco Inc.(1)                       $     2,844
                   1,200   Goody's Family Clothing, Inc.(1)           12,038
                   6,400   Wilsons The Leather Experts
                              Inc.(1)                                 69,600
                                                                 -----------
                                                                     207,852
                                                                 -----------
RETAIL (FOOD & DRUG)--1.3%
                   2,400   Universal Corp.                            84,300
                   2,400   Whole Foods Market, Inc.(1)               116,400
                                                                 -----------
                                                                     200,700
                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--0.7%
                   3,100   CHS Electronics, Inc.(1)                   52,506
                   1,000   Fossil, Inc.(1)                            28,625
                   1,200   Value City Department Stores,
                              Inc.(1)                                 16,725
                                                                 -----------
                                                                      97,856
                                                                 -----------
RETAIL (SPECIALTY)--1.2%
                   2,900   Action Performance Cos. Inc.(1)           102,406
                   2,300   Jan Bell Marketing, Inc.(1)                14,806
                     100   Michaels Stores, Inc.(1)                    1,809
                     500   Musicland Stores Corp.(1)                   7,469
                   1,700   Travis Boats & Motors, Inc.(1)             34,744
                     400   Zale Corp.(1)                              12,900
                                                                 -----------
                                                                     174,134
                                                                 -----------
TEXTILES & APPAREL--2.3%
                   3,400   Fruit of the Loom, Inc.(1)                 46,963
                   6,400   K-Swiss Inc. Cl A                         169,600
                     200   Kenneth Cole Productions, Inc.
                              Cl A(1)                                  3,750
                   6,100   Oshkosh B'Gosh, Inc. Cl A                 123,144
                                                                 -----------
                                                                     343,457
                                                                 -----------
TRANSPORTATION--1.6%
                   2,000   Hertz Corp. Cl A                           91,250
                  12,900   Offshore Logistics, Inc.(1)               152,784
                                                                 -----------
                                                                     244,034
                                                                 -----------

Shares                                                                Value
--------------------------------------------------------------------------------
UTILITIES--3.2%
                   2,100   Avista Corp.                          $    40,425
                     500   BEC Energy                                 20,594
                   7,200   Black Hills Corp.                         189,900
                   9,300   Central Maine Power Co.                   175,538
                   2,000   KTI, Inc.(1)                               43,375
                                                                 -----------
                                                                     469,832
                                                                 -----------
TOTAL COMMON STOCKS                                               14,026,275
                                                                 -----------
   (Cost $12,748,366)

TEMPORARY CASH INVESTMENTS--6.0%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.75%, dated 12/31/98,
    due 1/4/99 (Delivery value $300,158)                             300,000
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.80%, dated 12/31/98,
    due 1/4/99 (Delivery value $600,320)                             600,000
                                                                 -----------
TOTAL TEMPORARY CASH INVESTMENTS                                     900,000
                                                                 -----------
   (Cost $900,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $14,926,275
                                                                 ===========
   (Cost $13,648,366)

FUTURES CONTRACTS
                                          Underlying
                      Expiration          Face Amount         Unrealized
   Purchased             Date              at Value              Gain
-------------------------------------------------------------------------
 2 Russell 2000          March
    Futures              1999              $425,250            $16,192
                                        ==================================

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      29


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 1998
                                                 EQUITY            INCOME &           SMALL CAP
                                                 GROWTH             GROWTH           QUANTITATIVE
ASSETS
Investment securities, at value
  (identified cost of $1,759,840,573,
  $3,566,956,976, and $13,648,366,
  respectively) (Note 3) ..............    $ 2,104,161,066    $ 4,395,501,727     $    14,926,275
Cash ..................................          9,615,653         42,274,743             480,818
Receivable for investments sold .......               --           11,428,106             110,844
Receivable for variation margin
  on futures contracts ................          2,439,500          4,850,300              25,750
Dividends and interest receivable .....          2,245,255          5,552,868               5,125
                                           ---------------    ---------------     ---------------
                                             2,118,461,474      4,459,607,744          15,548,812
                                           ---------------    ---------------     ---------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .................          1,143,544          2,384,753                --
Payable for investments purchased .....          7,048,682         34,597,492             567,029
Payable for capital shares redeemed ...          1,262,439          4,507,787               1,601
Accrued management fees (Note 2) ......          1,142,570          2,402,589               9,455
Distribution fees payable (Note 2) ....             14,505             11,043                --
Service fees payable (Note 2) .........             14,505             11,043                --
Payable for directors' fees
  and expenses ........................             10,731             22,430                  73
                                           ---------------    ---------------     ---------------
                                                10,636,976         43,937,137             578,158
                                           ---------------    ---------------     ---------------
Net Assets ............................    $ 2,107,824,498    $ 4,415,670,607     $    14,970,654
                                           ===============    ===============     ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)    $ 1,754,083,444    $ 3,579,734,910     $    13,670,931
Undistributed net investment income ...            581,971          1,067,283               5,774
Accumulated undistributed net
  realized gain (loss) from investments          1,958,432         (7,641,758)               (152)
Net unrealized appreciation
  on investments ......................        351,200,651        842,510,172           1,294,101
                                           ---------------    ---------------     ---------------
                                           $ 2,107,824,498    $ 4,415,670,607     $    14,970,654
                                           ===============    ===============     ===============

Investor Class, $10.00 Par Value
Net assets ............................    $ 2,026,303,881    $ 4,313,575,191     $    14,970,654
Shares outstanding ....................         89,234,524        147,493,059           2,981,965
Net asset value per share .............    $         22.71    $         29.25     $          5.02

Advisor Class, $10.00 Par Value
Net assets ............................    $    72,954,249    $    63,169,353                 N/A
Shares outstanding ....................          3,213,438          2,162,035                 N/A
Net asset value per share .............    $         22.70    $         29.22                 N/A

Institutional Class, $10.00 Par Value
Net assets ............................    $     8,566,368    $    38,926,063                 N/A
Shares outstanding ....................            377,246          1,330,033                 N/A
Net asset value per share .............    $         22.71    $         29.27                 N/A

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                               See Notes to Financial Statements


30      1-800-345-2021

Statements of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1998

                                       EQUITY        INCOME &      SMALL CAP
                                       GROWTH         GROWTH     QUANTITATIVE(1)
INVESTMENT INCOME

Income:
Dividends (net of foreign taxes
  withheld of $19,708, $51,429,
  and $35, respectively) ........... $ 22,734,592   $ 55,769,162   $     21,665
Interest ...........................    2,801,849      5,586,073         10,914
                                     ------------   ------------   ------------
                                       25,536,441     61,355,235         32,579
                                     ------------   ------------   ------------
Expenses (Note 2):
Management fees ....................    9,895,344     20,975,664         25,213
Distribution fees - Advisor Class ..       59,177         49,256           --
Service fees - Advisor Class .......       59,177         49,256           --
Directors' fees and expenses .......       36,318         62,284          1,592
                                     ------------   ------------   ------------
                                       10,050,016     21,136,460         26,805
                                     ------------   ------------   ------------
Net investment income ..............   15,486,425     40,218,775          5,774
                                     ------------   ------------   ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain (loss)
  on investments ...................   35,760,449    142,119,705           (152)
Change in net unrealized
  appreciation on investments ......  272,888,031    559,106,533      1,294,101
                                     ------------   ------------   ------------
Net realized gain on investments ...  308,648,480    701,226,238      1,293,949
                                     ------------   ------------   ------------
Net Increase in Net Assets
  Resulting from Operations ........ $324,134,905   $741,445,013   $  1,299,723
                                     ============   ============   ============

(1)  For the period July 31, 1998 (inception) through December 31, 1998.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      31


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1997

                                        EQUITY GROWTH                      INCOME & GROWTH                 SMALL CAP(1)
Increase in Net Assets              1998             1997              1998               1997                 1998

OPERATIONS
Net investment income ....   $    15,486,425    $     7,052,656    $    40,218,775    $    22,556,333    $         5,774
Net realized gain (loss)
  on investments .........        35,760,449         95,280,432        142,119,705        154,430,003               (152)
Change in net
  unrealized appreciation
  on investments .........       272,888,031         44,869,649        559,106,533        178,014,272          1,294,101
                             ---------------    ---------------    ---------------    ---------------    ---------------
Net increase in net
  assets resulting
  from operations ........       324,134,905        147,202,737        741,445,013        355,000,608          1,299,723
                             ---------------    ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS
TO SHAREHOLDERS
From net investment
income:
  Investor Class .........       (14,886,016)        (6,915,205)       (41,096,754)       (20,589,829)              --
  Advisor Class ..........          (240,053)            (1,492)          (261,933)            (5,232)              --
  Institutional Class ....           (69,448)              --             (329,375)              --                 --
From net realized gains on
investment transactions:
  Investor Class .........       (58,918,572)       (79,748,875)      (168,684,571)      (152,216,029)              --
  Advisor Class ..........        (1,190,628)           (55,620)        (1,905,461)          (326,667)              --
  Institutional Class ....          (244,674)              --           (1,110,386)              --                 --
                             ---------------    ---------------    ---------------    ---------------    ---------------
Decrease in net assets
  from distributions .....       (75,549,391)       (86,721,192)      (213,388,480)      (173,137,757)              --
                             ---------------    ---------------    ---------------    ---------------    ---------------

CAPITAL SHARE
TRANSACTIONS
(NOTE 4)
Net increase in net
  assets from capital
  share transactions .....     1,085,260,447        439,064,411      2,088,770,763        899,285,703         13,670,931
                             ---------------    ---------------    ---------------    ---------------    ---------------
Net increase in
  net assets .............     1,333,845,961        499,545,956      2,616,827,296      1,081,148,554         14,970,654

NET ASSETS
Beginning of period ......       773,978,537        274,432,581      1,798,843,311        717,694,757               --
                             ---------------    ---------------    ---------------    ---------------    ---------------
End of period ............   $ 2,107,824,498    $   773,978,537    $ 4,415,670,607    $ 1,798,843,311    $    14,970,654
                             ===============    ===============    ===============    ===============    ===============
Undistributed net
  investment income ......   $       581,971    $       291,999    $     1,067,283    $     2,534,900    $         5,774
                             ===============    ===============    ===============    ===============    ===============

(1)  For the period July 31, 1998 (inception) through December 31, 1998.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                               See Notes to Financial Statements


32      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Equity Growth Fund (Equity Growth), American Century Income & Growth Fund (Income & Growth) and American Century Small Cap Quantitative Fund (Small Cap Quantitative) (the Funds) are three of the six funds issued by the Corporation. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Small Cap Quantitative seeks long-term capital appreciation by investing primarily in equity securities of small companies. Each Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class began January 2, 1998 and January 28, 1998 for Equity Growth and Income & Growth, respectively. Sale of the Advisor Class and Institutional Class for Small Cap Quantitative had not commenced as of the report date. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS -- The Funds may enter into stock index futures contracts in order to manage the Funds' exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the Funds' custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


                                                 www.americancentury.com      33


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

     INCOME TAX STATUS -- It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly for the Funds. Prior to June 26, 1998, net investment income distributions for Income & Growth were declared daily and paid monthly. Distributions from net realized gains for the Funds are expected to be declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The annual rate at which this fee is assessed is determined monthly in a two-step process:
First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Equity Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's class average daily closing net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for Equity Growth and Income & Growth is as follows:

     0.5200% of the first $1 billion
     0.4600% of the next $5 billion
     0.4160% of the next $15 billion
     0.3690% of the next $25 billion
     0.3420% of the next $50 billion
     0.3390% of the next $150 billion
     0.3380% of the average daily net assets over $246 billion

     The annualized Investment Category Fee schedule for Small Cap Quantitative is as follows:

     0.7200% of the first $1 billion
     0.6600% of the next $5 billion
     0.6160% of the next $15 billion
     0.5690% of the next $25 billion
     0.5420% of the next $50 billion
     0.5390% of the next $150 billion
     0.5380% of the average daily net assets over $246 billion

     The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion


34      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

    The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion. The Complex Fee schedule for the Institutional Class is lower by 0.2000% at each graduated step.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the year ended December 31, 1998, were $118,354 and $98,512 for Equity Growth and Income & Growth, respectively.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended December 31, 1998, were as follows:

                                                                    SMALL CAP
                           EQUITY GROWTH       INCOME & GROWTH     QUANTITATIVE

Purchases ...............  $2,317,306,963      $4,350,456,527      $14,798,307
Proceeds from Sales .....  $1,337,141,518      $2,530,298,603       $2,050,226

  On  December  31,  1998,  the  composition  of  unrealized   appreciation  and
depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                    SMALL CAP
                           EQUITY GROWTH       INCOME & GROWTH     QUANTITATIVE

Appreciation ............   $396,028,581        $919,608,798       $1,673,139
Depreciation ............   (54,139,444)        (96,478,626)        (410,360)
                          -----------------   -----------------   --------------
Net .....................   $341,889,137        $823,130,172       $1,262,779
                          =================   =================   ==============
Federal Tax Cost ........  $1,762,271,929      $3,572,371,555      $13,663,496
                          =================   =================   ==============


                                                 www.americancentury.com      35


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  The Corporation is authorized to issue 2,000,000,000 shares to each Fund. Transactions in shares of the Funds were as follows:

                                                      EQUITY GROWTH                     INCOME & GROWTH
                                                SHARES            AMOUNT           SHARES             AMOUNT
INVESTOR CLASS
Designated shares .......................... 1,000,000,000                      1,000,000,000
                                             =============                      =============
Year ended December 31,1998
Sold .......................................  79,167,360      $1,635,239,405     116,830,264     $3,139,123,789
Issued in reinvestment of distributions ....  3,338,986         70,931,709        7,289,584        201,730,676
Redeemed ................................... (33,884,304)      (694,135,413)     (50,483,283)    (1,344,449,467)
                                             -------------   ----------------   -------------   -----------------
Net increase ...............................  48,622,042      $1,012,035,701      73,636,565     $1,996,404,998
                                             =============   ================   =============   =================

Year ended December 31, 1997
Sold .......................................  31,535,897       $ 591,260,618      49,806,519     $1,175,643,093
Issued in reinvestment of distributions ....  4,612,659         84,728,570        7,089,192        167,281,193
Redeemed ................................... (12,731,963)      (237,525,884)     (18,631,102)     (447,642,533)
                                             -------------   ----------------   -------------   -----------------
Net increase ...............................  23,416,593       $438,463,304       38,264,609      $895,281,753
                                             =============   ================   =============   =================

ADVISOR CLASS
Designated shares ..........................  250,000,000                         250,000,000
                                             =============                      =============
Year ended December 31, 1998
Sold .......................................  3,460,572         $71,291,106       2,114,996        $57,804,915
Issued in reinvestment of distributions ....    63,562          1,365,124           75,830          2,115,059
Redeemed ...................................   (339,759)        (7,034,401)        (181,840)       (4,869,268)
                                             -------------   ----------------   -------------   -----------------
Net increase ...............................  3,184,375         $65,621,829       2,008,986        $55,050,706
                                             =============   ================   =============   =================

Period ended December 31, 1997(1)
Sold .......................................    29,050           $607,045          188,979         $4,885,920
Issued in reinvestment of distributions ....    3,111             57,112            14,057           331,899
Redeemed ...................................    (3,098)          (63,050)          (49,987)        (1,213,869)
                                             -------------   ----------------   -------------   -----------------
Net increase ...............................    29,063           $601,107          153,049         $4,003,950
                                             =============   ================   =============   =================

INSTITUTIONAL CLASS
Designated shares ..........................  250,000,000                         250,000,000
Period ended December 31, 1998(2)            =============                      =============
Sold .......................................   750,895          $15,738,872       2,515,749        $67,794,606
Issued in reinvestment of distributions ....    11,999           254,904            48,266          1,333,067
Redeemed ...................................   (385,648)        (8,390,859)       (1,233,982)      (31,812,614)
                                             -------------   ----------------   -------------   -----------------
Net increase ...............................   377,246          $ 7,602,917       1,330,033        $37,315,059
                                             =============   ================   =============   =================

(1) October 9, 1997 (commencement of sale) through December 31, 1997 for Equity Growth and December 15, 1997 (commencement of sale) through December 31, 1997 for Income & Growth.

(2) January 2, 1998 (commencement of sale) through December 31, 1998 for Equity Growth and January 28, 1998 (commencement of sale) through December 31, 1998 for Income & Growth.


36      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

  The Corporation is authorized to issue 2,000,000,000 shares to each Fund. Transactions in shares of the Funds were as follows:

                                                     SMALL CAP QUANTITATIVE
                                                   SHARES              AMOUNT
INVESTOR CLASS
Designated shares ...........................   1,000,000,000
                                               ===============
Period ended December 31,1998(1)
Sold ........................................     4,340,662       $19,938,978
Issued in reinvestment of distributions .....        --               --
Redeemed ....................................    (1,358,697)      (6,268,047)
                                               ---------------   --------------
Net increase ................................     2,981,965       $13,670,931
                                               ===============   ==============

(1) July 31, 1998 (inception) through December 31, 1998.

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the Funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The Funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Funds did not borrow from the line during the period ended December 31, 1998.


                                                 www.americancentury.com      37


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

                                                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                                Investor Class
                                               1998                1997                1996              1995              1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ...   $       19.04       $       15.96       $       14.25     $       11.53     $       12.12
                                         -------------       -------------       -------------     -------------     -------------
Income From Investment Operations
  Net Investment Income ..............            0.22(1)             0.27(1)             0.27              0.26              0.30
  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions .........            4.53                5.36                3.55              3.70             (0.33)
                                         -------------       -------------       -------------     -------------     -------------
  Total From Investment Operations ...            4.75                5.63                3.82              3.96             (0.03)
                                         -------------       -------------       -------------     -------------     -------------
Distributions
  From Net Investment Income .........           (0.20)              (0.24)              (0.26)            (0.23)            (0.30)
  From Net Realized Gains on
  Investment Transactions ............           (0.88)              (2.31)              (1.85)            (1.01)            (0.26)
                                         -------------       -------------       -------------     -------------     -------------
  Total Distributions ................           (1.08)              (2.55)              (2.11)            (1.24)            (0.56)
                                         -------------       -------------       -------------     -------------     -------------
Net Asset Value, End of Year .........   $       22.71       $       19.04       $       15.96     $       14.25     $       11.53
                                         =============       =============       =============     =============     =============
  Total Return(2) ....................           25.45%              36.06%              27.34%            34.56%            (0.23)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............            0.69%               0.67%               0.63%             0.71%             0.75%
Ratio of Net Investment Income
  to Average Net Assets ..............            1.07%               1.39%               1.74%             1.96%             2.26%
Portfolio Turnover Rate ..............              89%                161%                131%              126%               94%
Net Assets, End of Year
  (in thousands) .....................   $   2,026,304       $     773,425       $     274,433     $     159,450     $      97,437

(1) Computed using average shares outstanding throughout the year.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


38      1-800-345-2021


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                                     1998        1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .........   $    19.04       $    21.61
                                                 ----------       ----------
Income From Investment Operations
  Net Investment Income(2) ...................         0.16             0.05
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..........         4.54            (0.25)
                                                 ----------       ----------
  Total From Investment Operations ...........         4.70            (0.20)
                                                 ----------       ----------
Distributions
  From Net Investment Income .................        (0.16)           (0.06)
  From Net Realized Gains on
  Investment Transactions ....................        (0.88)           (2.31)
                                                 ----------       ----------
  Total Distributions ........................        (1.04)           (2.37)
                                                 ----------       ----------
Net Asset Value, End of Period ...............   $    22.70       $    19.04
                                                 ==========       ==========
  Total Return(3) ............................        25.14%           (0.50)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ......................         0.94%            0.94%(4)
Ratio of Net Investment Income
  to Average Net Assets ......................         0.82%            1.14%(4)
Portfolio Turnover Rate ......................           89%             161%
Net Assets, End of Period
  (in thousands) .............................   $   72,954       $      553

(1) October 9, 1997 (commencement of sale) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      39


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                Institutional
                                                                    Class
                                                                   1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....................         $   19.06
                                                                  ---------
Income From Investment Operations
  Net Investment Income(2) ..............................              0.27
  Net Realized and Unrealized
  Gain on Investment Transactions .......................              4.51
                                                                  ---------
  Total From Investment Operations ......................              4.78
                                                                  ---------
Distributions
  From Net Investment Income ............................             (0.25)
  From Net Realized Gains on
  Investment Transactions ...............................             (0.88)
                                                                  ---------
  Total Distributions ...................................             (1.13)
                                                                  ---------
Net Asset Value, End of Period ..........................         $   22.71
                                                                  =========
  Total Return(3) .......................................             25.59%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................................              0.49%(4)
Ratio of Net Investment Income t
  o Average Net Assets ..................................              1.27%(4)
Portfolio Turnover Rate .................................                89%
Net Assets, End of Period
  (in thousands) ........................................         $   8,566

(1) January 2, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                               See Notes to Financial Statements


40      1-800-345-2021


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                             Investor Class
                                           1998                1997                1996            1995            1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ..$       24.31       $       20.16       $       17.81   $       13.92   $       15.08
                                     -------------       -------------       -------------   -------------   -------------
Income From Investment Operations
  Net Investment Income .............         0.36(1)             0.43(1)             0.44            0.42            0.44
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................         6.23                6.40                3.79            4.64           (0.53)
                                     -------------       -------------       -------------   -------------   -------------
  Total From Investment Operations ..         6.59                6.83                4.23            5.06           (0.09)
                                     -------------       -------------       -------------   -------------   -------------
Distributions
  From Net Investment Income ........        (0.35)              (0.39)              (0.44)          (0.42)          (0.43)
  From Net Realized Gains on
  Investment Transactions ...........        (1.30)              (2.29)              (1.44)          (0.75)          (0.64)
                                     -------------       -------------       -------------   -------------   -------------
  Total Distributions ...............        (1.65)              (2.68)              (1.88)          (1.17)          (1.07)
                                     -------------       -------------       -------------   -------------   -------------
Net Asset Value, End of Year ........$       29.25       $       24.31       $       20.16   $       17.81   $       13.92
                                     =============       =============       =============   =============   =============
  Total Return(2) ...................        27.67%              34.52%              24.15%          36.88%          (0.55)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............         0.69%               0.65%               0.62%           0.67%           0.73%
Ratio of Net Investment Income
  to Average Net Assets .............         1.31%               1.81%               2.32%           2.61%           2.96%
Portfolio Turnover Rate .............           86%                102%                 92%             70%             68%
Net Assets, End of Year
  (in thousands) ....................$   4,313,575       $   1,795,124       $     717,695   $     373,701   $     224,939

(1) Computed using average shares outstanding throughout the year.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      41


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                                     1998          1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......     $    24.30       $    26.36
                                                 ----------       ----------
Income From Investment Operations
  Net Investment Income(2) .................           0.31             0.01
  Net Realized and Unrealized
  Gain on Investment Transactions ..........           6.22             0.25
                                                 ----------       ----------
  Total From Investment Operations .........           6.53             0.26
                                                 ----------       ----------
Distributions
  From Net Investment Income ...............          (0.31)           (0.03)
  From Net Realized Gains on
  Investment Transactions ..................          (1.30)           (2.29)
                                                 ----------       ----------
  Total Distributions ......................          (1.61)           (2.32)
                                                 ----------       ----------
Net Asset Value, End of Period .............     $    29.22       $    24.30
                                                 ==========       ==========
  Total Return(3) ..........................          27.37%            1.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................           0.94%            0.94%(4)
Ratio of Net Investment Income
  to Average Net Assets ....................           1.06%            1.22%(4)
Portfolio Turnover Rate ....................             86%             102%
Net Assets, End of Period
  (in thousands) ...........................     $   63,169       $    3,720

(1) December 15, 1997 (commencement of sale) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                               See Notes to Financial Statements


42      1-800-345-2021


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                Institutional
                                                                    Class
                                                                   1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................         $    24.29
                                                                 ----------
Income From Investment Operations
  Net Investment Income(2) .............................               0.39
  Net Realized and Unrealized
  Gain on Investment Transactions ......................               6.26
                                                                 ----------
  Total From Investment Operations .....................               6.65
                                                                 ----------
Distributions
  From Net Investment Income ...........................              (0.37)
  From Net Realized Gains on
  Investment Transactions ..............................              (1.30)
                                                                 ----------
  Total Distributions ..................................              (1.67)
                                                                 ----------
Net Asset Value, End of Period .........................         $    29.27
                                                                 ==========
  Total Return(3) ......................................              27.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................................               0.49%(4)
Ratio of Net Investment Income
  to Average Net Assets ................................               1.51%(4)
Portfolio Turnover Rate ................................                 86%
Net Assets, End of Period
  (in thousands) .......................................         $   38,926

(1) January 28, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      43


Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                   Investor
                                                                     Class
                                                                    1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....................         $     5.00
                                                                  ----------
Income From Investment Operations
  Net Realized and Unrealized
  Gain on Investment Transactions .......................               0.02
                                                                  ----------
Net Asset Value, End of Period ..........................         $     5.02
                                                                  ==========
  Total Return(2) .......................................               0.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................................               0.94%(3)
Ratio of Net Investment Income
  to Average Net Assets .................................               0.20%(3)
Portfolio Turnover Rate .................................                 30%
Net Assets, End of Period
  (in thousands) ........................................         $   14,971

(1) July 31, 1998 (inception) through December 31, 1998.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


44      1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and Shareholders of the American Century Equity Growth Fund, American Century Income & Growth Fund and American Century Small Cap Quantitative Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Equity Growth Fund, American Century Income & Growth Fund and American Century Small Cap Quantitative Fund (three of the six funds comprising American Century Quantitative Equity Funds hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended for Equity Growth and Income & Growth, for the period July 31, 1998 (commencement of operations) to December 31, 1998, for Small Cap Quantitative and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles. The financial highlights for each of the three years in the period ended December 31, 1996 for Equity Growth and Income & Growth were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
February 1, 1999


                                                 www.americancentury.com      45


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, and Institutional Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class. The Advisor Class had not commenced as of December 31, 1998, for the Small Cap Quantitative fund.

     INSTITUTIONAL CLASS shares are available to endowments, foundations, defined-benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares. The Institutional Class had not commenced as of December 31, 1998, for the Small Cap Quantitative fund.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


46      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates portfolios that balance high-ranking stocks with an overall risk level that is comparable to each fund's benchmark index.

     EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500.

     INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     SMALL CAP QUANTITATIVE seeks capital appreciation by investing in the common stocks of smaller companies. Its goal is to achieve a total return that exceeds the total return of the S&P SmallCap 600. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods of less than one year.

     The Lipper categories for the quantitative equity funds are:

     GROWTH FUNDS (Equity Growth)--funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

     GROWTH  &  INCOME   FUNDS   (Income  &   Growth)--funds   that   combine  a
growth-of-earnings orientation and an income requirement for level and/or rising dividends.

     SMALL  CAP  FUNDS   (Small  Cap   Quantitative)--funds   that  limit  their
investments on the basis of the size of the company.

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     JOHN SCHNIEDWIND
     JEFF TYLER
     BILL MARTIN
     KURT BORGWARDT


                                                 www.americancentury.com      47


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 38-44.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by the fund on a given date.

* DIVIDEND YIELD--a percentage return calculated by dividing the fund's dividend distributions over the past year by its current share price.

* PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER--the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

EQUITY TERMS

*  BLUE-CHIP  STOCKS--stocks  of the  most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* GROWTH STOCKS--generally considered to be stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, healthcare, and consumer goods companies.

* VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the S&P SmallCap 600.


48      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage
   Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1999 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9902                                                    Funds Distributor, Inc.
SH-BKT-15566                      (c)1999 American Century Services Corporation

[front cover]                                                 DECEMBER 31, 1998

ANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of glasses]

AMERICAN CENTURY GROUP
------------------------------------
GLOBAL GOLD
GLOBAL NATURAL RESOURCES

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability

        *   Build and track model portfolios
        *   Get news, quotes and charts
        *   Check free Standard & Poor's stock reports
        * Access Wall Street on Demand(tm), a research service with more than 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

    AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

    We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and are intended to allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

    In 1999, we will provide SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More detailed data will be in the Statement of Additional Information.

    To order any of these materials, please call 1-800-345-2021.

[left margin]

AMERICAN CENTURY GROUP
GLOBAL GOLD
(BGEIX)
----------------------------------
AMERICAN CENTURY GROUP
GLOBAL NATURAL RESOURCES
(BGRIX)
----------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     On the whole, 1998 was a difficult year in global commodity markets. The economic crises in Asia, Russia, and Latin America slowed global growth, reducing demand for commodities. Meanwhile, many nations increased their commodity output, hoping to export their way back to health. Less demand and increased supply caused commodity price deflation. Weaker commodity prices led to poor performance by natural resource-related stocks.

     As a result, gold and natural resource-related mutual funds produced negative returns for the year. Despite that disappointing absolute performance, we're proud to report that Global Natural Resources was number one out of 52 natural resources funds in 1998, according to Lipper Inc. We believe the portfolio's top ranking is a result of the diversification provided by the quantitative equity management team's disciplined, benchmark-based approach.

     While Global Gold and Global Natural Resources struggled in 1998, we continue to believe they can play a constructive role as a small part in a broadly diversified investment portfolio. That's because these funds generally have a low correlation with the S&P 500, and can reduce the overall price volatility of a well-diversified portfolio of domestic and foreign stock, bond, and money market funds.

     Looking ahead, one of the challenges in the coming year is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Our technology team modified the computer code in our critical systems in 1998 and will be extensively testing the systems in 1999, including those involved with fund performance and dividend payments.

     In addition, our investment management team is busy gathering publicly available information about the year-2000 readiness of the issuers of securities owned by American Century funds.

     We appreciate your confidence in American Century. Please share with us our belief that, "The best is yet to be."

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ........    2
   Market Perspective .......    3
GLOBAL GOLD
   Performance Information ..    5
   Management Q&A ...........    6
   Portfolio at a Glance ....    6
   Top Ten Holdings .........    7
   Geographic Composition ...    8
   Schedule of Investments ..    9
GLOBAL NATURAL RESOURCES
   Performance Information ..   11
   Management Q&A ...........   12
   Portfolio at a Glance ....   12
   Industry Weightings ......   12
   Economic Growth
   Forecasts ................   13
   Top Ten Holdings .........   14
   Geographic Composition ...   14
   Schedule of Investments ..   15
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ..............   17
   Statements of Operations .   18
   Statements of Changes
   in Net Assets ............   19
   Notes to Financial
   Statements ...............   20
   Financial Highlights .....   24
   Report of Independent
   Accountants ..............   27
OTHER INFORMATION
   Share Class and Retirement
   Account Information ......   28
   Background Information
      Investment Philosophy
      and Policies ..........   29
      Comparative Indices ...   29
      Lipper Rankings .......   29
      Investment Team
      Leaders ...............   29
   Glossary .................   30


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

GOLD

* Gold traded at an average price of $294 an ounce in 1998, its lowest average annual level in 20 years, according to Gold Fields Mineral Services, Ltd.

* Gold supply rose, while demand for the metal fell because of the economic and currency crises affecting Asia, Russia, and Latin America.

* Gold shares fluctuated widely in 1998, posting huge gains in September before finishing lower for the year.

* Investors bought gold stocks in the third quarter looking for shelter from the Russian debt default and the near collapse of several large hedge funds.

NATURAL RESOURCES

* Commodity prices were hit by deflation in 1998, when the Commodity Research Bureau Commodity Index fell 16.6%.

* Commodity prices fell because the economic crises in Asia, Russia, and Latin America slowed global growth and industrial production, reducing demand even as supply was increasing.

* The performance of energy stocks varied--large, diversified oil refiners and producers rose modestly, while shares of small exploration companies fell sharply.

* Basic materials stock prices were very volatile, finishing lower in 1998, but well above their lows for the year.

GLOBAL GOLD

* Global Gold's 1998 return mirrored the difficult environment for gold and gold shares overall. For the year, the portfolio's Investor Class shares fell 12.18%.

* Though the fund had a negative return for the year, during the third quarter Global Gold was up and the S&P 500 was down, indicating that the fund can be a useful part of a larger, diversified portfolio.

* Production costs for an ounce of gold fell in 1998, which explains in part why gold supply increased even though prices declined, the opposite of what you might expect.

* Going forward, we'll continue to try to give our shareholders a pure play on the gold market, positioning the fund to take advantage of any bounce in gold prices.

GLOBAL NATURAL RESOURCES

* Global Natural Resources' performance reflected the unfavorable environment for natural resource-related stocks. However, the portfolio ranked number one out of the 52 natural resources funds tracked by Lipper Inc. for all of 1998.

* The key to the portfolio's strong relative performance was our disciplined, quantitative management approach that attempts to limit risk.

* Within the energy sector, we overweighted large, integrated oil producers and underweighted small energy service and exploration companies. Large oil companies were the best-performing natural resource-related stocks for the year, while small oil stocks were the worst.

* Going forward, we'll take a steady-at-the-helm approach, trying to limit our level of risk relative to the benchmark. However, we will consider making modest sector bets if we see compelling relative values.

[left margin]

"COMMODITY PRICES FELL BECAUSE THE ECONOMIC CRISES IN ASIA, RUSSIA, AND LATIN AMERICA SLOWED GLOBAL GROWTH AND INDUSTRIAL PRODUCTION, REDUCING DEMAND EVEN AS SUPPLY WAS INCREASING."

                GLOBAL GOLD(1)
                  (BGEIX)
TOTAL RETURNS:                AS OF 12/31/98
    6 Months                       -4.44%(2)
    1 Year                           -12.18%
NET ASSETS:                   $228.8 million
INCEPTION DATE:                      8/17/88

         GLOBAL NATURAL RESOURCES(1)
                  (BGRIX)
TOTAL RETURNS:                AS OF 12/31/98
    6 Months                       -7.42%(2)
    1 Year                            -6.30%
NET ASSETS:                    $39.8 million
INCEPTION DATE:                      9/15/94

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on pages 5 and 11. Investment terms are defined in the Glossary on page 30.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/

MARK MALLON, SENIOR VICE PRESIDENT AND MANAGING DIRECTOR OF AMERICAN CENTURY INVESTMENTS

GOLD BULLION

     In 1998, the price of gold bullion traded in a range between $270 and $315 an ounce, ultimately finishing the year at $288, about where it ended 1997. Gold's average price for 1998 was $294 an ounce, its lowest average annual level in 20 years, according to Gold Fields Mineral Services, Ltd.

     Gold was hurt by reduced demand--bullion demand is estimated to have fallen about 2% in 1998. That is largely a result of the economic crises affecting Asia, Russia, and Latin America. Not only did slower growth reduce demand for gold, but the economic meltdown also dramatically lowered the value of many of these countries' currencies relative to the U.S. dollar. That pushed the price of gold, which is priced in dollars, sharply higher for many foreign buyers.

     On a positive note, Indian, North American, and European demand for gold rose, offsetting somewhat the decline in demand from other markets.

     Weaker currencies also had an effect on gold supply, which rose about 2% for the year. East Asian countries and corporations in need of cash sold large amounts of gold scrap metal in 1998. That surge in supply helped turn the region into a net exporter of gold. The new supply also more than made up for the decrease in the amount of hedging by gold producers last year.

GOLD STOCKS

     While the price of gold bullion was rangebound, the price of gold shares varied widely during the year, ultimately finishing lower in 1998. The FT-SE Gold Mine Index was down almost 11%.

     After bottoming in late August, gold stocks enjoyed an exceptional September, with the FT-SE index up more than 50% for the month. Gold stocks surged as investors moved into this traditionally defensive sector of the market looking for some protection from the Russian debt default, the near collapse of several large hedge funds, and the impeachment proceedings against the U.S. president.

     Investor interest in gold shares waned in the fourth quarter, however, and prices declined as a result. Asset allocation decisions can have a big impact on gold shares because the total capitalization of the gold market is relatively small. For example, at the end of January 1999, the total market cap of the FT-SE index was about $30 billion, compared with about $34 billion for Internet company Yahoo alone.

     By region, Australian and African companies benefited from consolidation, outperforming North American gold stocks. However, African stocks suffered modest losses in dollar terms as a result of the sharp decline in the South African currency. (Weaker foreign currencies relative to the dollar mean lower returns for U.S. investors because foreign investments translate into fewer dollars.)

[right margin]

"WHILE THE PRICE OF GOLD BULLION WAS RANGEBOUND, THE PRICE OF GOLD SHARES VARIED WIDELY DURING THE YEAR, ULTIMATELY FINISHING LOWER IN 1998."

MAJOR GOLD INDEX RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
  FT-SE GOLD MINE INDEX            -10.90%
     Africa                        -10.27%
     North America                 -15.38%
     Australia                       1.82%
     Spot Price of Gold Bullion     -0.24%

Source: Bloomberg Financial Markets

"AFTER BOTTOMING IN LATE AUGUST, GOLD STOCKS ENJOYED AN EXCEPTIONAL SEPTEMBER."


                                                  www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)
COMMODITIES

     Commodity prices were hit by deflation in 1998--lower demand caused by weakening global economic conditions and falling industrial production pushed prices lower. For the year, the Commodity Research Bureau Commodities Index declined 16.6%. The Goldman Sachs Commodities Index, which is heavily weighted toward energy, fell a whopping 38.8%.

     A series of financial crises around the world threatened to apply the brakes to global economic growth. Financial and economic problems that first surfaced in Asia in late 1997 mushroomed in 1998. By mid-1998, the "Asian contagion" had spread to Russia and Latin America. Trouble in Japan and the world's emerging economies cast a pall over the commodities markets, especially base metals.

     While demand for base metals decreased, supply increased. As a result, producers built up big surpluses of aluminum and copper, which weighed heavily on prices. Analysts expect the supply overhang to persist through 1999.

     The supply and demand imbalance also affected the energy sector, where crude oil traded at a 12-year low. World oil production rose-- Iraq and several non-OPEC countries increased supply --while Asian demand was shrinking.

     Natural gas prices, which tend to mirror movements in oil, also fell sharply. Here again, oversupply contributed to the declines. In addition, a relatively mild winter in the Western Hemisphere in 1997-98 reduced energy demand.

NATURAL RESOURCES STOCKS

     The sharp decline in commodity prices led to generally poor performance by natural resource-related stocks. Energy stocks--which include oil, oil services, and natural gas companies--outperformed basic materials stocks--which include paper, steel, nonferrous metals, mining, and precious metals companies (see the graph at left).

     Performance within the energy sector varied widely, however. Large, integrated oil companies performed best for several reasons. First, they have many sides to their business, so their profits weren't directly tied to the price of oil. Second, they benefited from several high-profile mergers intended to cut costs and boost productivity. Finally, investors concerned about volatility in the equity market tended to buy larger, more easily traded stocks.

     However, small exploration stocks, which move in line with crude prices, performed very poorly. These stocks had strong returns during the last several years as the price of oil rose (see the accompanying graph). But their prices followed crude oil on a steep downward spiral after the Asian economic and currency crisis hit.

     Basic materials stocks endured a volatile 1998, finishing the year down, but well above their lows. Movements in these stocks closely mirrored changes in the global economy. For example, basic materials shares bottomed in the summer, when the Russian economic meltdown was at its worst. But a series of coordinated interest rate cuts by world central banks intended to boost the global economy helped these stocks rally back from their lows.

[left margin]

[line chart - data below]

ENERGY & BASIC MATERIALS STOCKS
(PERFORMANCE OF $1.00)

DATE              Basic Materials         Energy
02-Jan-98              $1.00              $1.00
09-Jan-98              $0.92              $0.92
16-Jan-98              $0.95              $0.96
23-Jan-98              $0.99              $0.93
30-Jan-98              $1.04              $0.96
06-Feb-98              $1.08              $0.99
13-Feb-98              $1.07              $0.98
20-Feb-98              $1.06              $0.99
27-Feb-98              $1.08              $1.01
06-Mar-98              $1.09              $1.02
13-Mar-98              $1.12              $1.02
20-Mar-98              $1.12              $1.06
27-Mar-98              $1.13              $1.08
03-Apr-98              $1.12              $1.08
09-Apr-98              $1.14              $1.06
17-Apr-98              $1.18              $1.08
24-Apr-98              $1.18              $1.07
01-May-98              $1.17              $1.12
08-May-98              $1.16              $1.10
15-May-98              $1.14              $1.11
22-May-98              $1.13              $1.08
29-May-98              $1.08              $1.07
05-Jun-98              $1.07              $1.08
12-Jun-98              $0.99              $1.03
19-Jun-98              $1.00              $1.03
26-Jun-98              $0.99              $1.05
02-Jul-98              $1.01              $1.07
10-Jul-98              $1.00              $1.03
17-Jul-98              $1.03              $1.04
24-Jul-98              $0.99              $1.01
31-Jul-98              $0.96              $0.99
07-Aug-98              $0.92              $0.94
14-Aug-98              $0.87              $0.93
21-Aug-98              $0.85              $0.94
28-Aug-98              $0.78              $0.88
04-Sep-98              $0.82              $0.91
11-Sep-98              $0.83              $0.96
18-Sep-98              $0.83              $0.95
25-Sep-98              $0.86              $0.99
02-Oct-98              $0.83              $0.98
09-Oct-98              $0.87              $0.96
16-Oct-98              $0.91              $1.00
23-Oct-98              $0.90              $0.96
30-Oct-98              $0.91              $0.98
06-Nov-98              $0.96              $1.00
13-Nov-98              $0.92              $0.99
20-Nov-98              $0.94              $0.99
27-Nov-98              $0.94              $1.02
04-Dec-98              $0.90              $0.95
11-Dec-98              $0.88              $0.97
18-Dec-98              $0.88              $0.98
24-Dec-98              $0.88              $0.99
31-Dec-98              $0.90              $0.99

Source: FactSet


[line chart - data below]

ENERGY STOCK PERFORMANCE VS.
OIL PRICES (1995-98)

                                     Exploration &        Integrated Oil
                  Crude Oil        Production Stocks         Stocks
DATE             (left scale)       (right scale-        (right scale-
                                  performance of $1)    performance of $1)
30-Dec-94           $17.76              $1.00                $1.00
31-Jan-95           $18.39              $0.95                $1.01
28-Feb-95           $18.49              $0.99                $1.03
31-Mar-95           $19.17              $1.06                $1.09
28-Apr-95           $20.38              $1.11                $1.12
31-May-95           $18.89              $1.13                $1.15
30-Jun-95           $17.40              $1.15                $1.12
31-Jul-95           $17.56              $1.11                $1.16
31-Aug-95           $17.84              $1.15                $1.12
29-Sep-95           $17.54              $1.18                $1.15
31-Oct-95           $17.64              $1.14                $1.16
30-Nov-95           $18.18              $1.21                $1.19
29-Dec-95           $19.55              $1.31                $1.27
31-Jan-96           $17.74              $1.31                $1.26
29-Feb-96           $19.54              $1.34                $1.26
29-Mar-96           $21.47              $1.44                $1.32
30-Apr-96           $21.20              $1.56                $1.35
31-May-96           $19.76              $1.67                $1.36
28-Jun-96           $20.92              $1.73                $1.38
31-Jul-96           $20.42              $1.69                $1.35
30-Aug-96           $22.25              $1.86                $1.37
30-Sep-96           $24.38              $1.98                $1.44
31-Oct-96           $23.35              $2.17                $1.50
29-Nov-96           $23.75              $2.32                $1.57
31-Dec-96           $25.92              $2.53                $1.61
31-Jan-97           $24.15              $2.84                $1.68
28-Feb-97           $20.30              $2.44                $1.61
31-Mar-97           $20.41              $2.60                $1.72
30-Apr-97           $20.21              $2.45                $1.72
30-May-97           $20.88              $2.66                $1.81
30-Jun-97           $19.80              $2.71                $1.88
31-Jul-97           $20.14              $2.74                $2.00
29-Aug-97           $19.61              $2.93                $1.95
30-Sep-97           $21.18              $2.98                $2.10
31-Oct-97           $21.08              $2.88                $2.04
28-Nov-97           $19.15              $2.71                $1.99
31-Dec-97           $17.64              $2.64                $1.99
30-Jan-98           $17.21              $2.35                $1.91
27-Feb-98           $15.44              $2.47                $2.02
31-Mar-98           $15.61              $2.54                $2.12
30-Apr-98           $15.39              $2.48                $2.21
29-May-98           $15.20              $2.36                $2.16
30-Jun-98           $14.18              $2.21                $2.18
31-Jul-98           $14.21              $1.87                $2.07
31-Aug-98           $13.34              $1.46                $1.93
30-Sep-98           $16.14              $1.54                $2.16
30-Oct-98           $14.42              $1.69                $2.15
30-Nov-98           $11.22              $1.39                $2.25
31-Dec-98           $12.05              $1.14                $2.20

Source: FactSet


4      1-800-345-2021


Global Gold--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998

                                   INVESTOR CLASS (INCEPTION 8/17/88)                        ADVISOR CLASS (INCEPTION 5/6/98)
                      GLOBAL     FUND      MSCI WORLD        GOLD-ORIENTED FUNDS(2)         GLOBAL      FUND       MSCI WORLD
                       GOLD    BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING     GOLD     BENCHMARK   STOCK INDEX
----------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) .......   -4.44%    -1.45%        6.60%         -2.21%             --           -4.64%      -1.45%        6.60%
1 YEAR ............  -12.18%    -7.25%       24.34%        -10.92%        29 OUT OF 42        --          --           --
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL
RETURNS
3 YEARS ...........  -20.60%   -20.35%       17.77%        -18.24%        26 OUT OF 36        --          --           --
5 YEARS ...........  -14.58%   -14.43%       15.68%        -13.69%        18 OUT OF 27        --          --           --
10 YEARS ..........   -3.51%    -2.84%       10.66%         -3.83%        15 OUT OF 22        --          --           --
LIFE OF FUND ......   -4.36%    -3.54%(3)    11.89%(3)      -4.14%(3)     14 OUT OF 20(3)   -24.00%    -10.68%(4)     9.11%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 8/31/88, the date nearest the class's inception for which data are available.

(4) Since 5/31/98, the date nearest the class's inception for which data are available.

See pages 28-30 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain chart - data below]

PERFORMANCE OF $10,000 OVER 10 YEARS
Value on 12/31/98
MSCI World Stock Index      $27,531
Fund Benchmark               $7,501
Global Gold                  $6,994

                   Global Gold      Fund Benchmark     MSCI World Stock Index
DATE                  VALUE             VALUE                VALUE
12/31/88             $10,000           $10,000              $10,000
12/31/89             $12,993           $13,413              $11,661
12/31/90             $10,468           $10,886               $9,676
12/31/91              $9,293            $9,782              $11,445
12/31/92              $8,489            $8,984              $10,847
12/31/93             $15,384           $16,345              $13,287
12/31/94             $12,807           $13,599              $13,962
12/31/95             $13,992           $14,847              $16,855
12/31/96             $13,605           $13,936              $19,127
12/31/97              $7,963            $8,087              $22,141
12/31/98              $6,994            $7,501              $27,531

$10,000 investment made 12/31/88

The graph at left shows the performance of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The fund's benchmark and the MSCI World Stock Index are provided for comparison. Global Gold's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

                  Global Gold         Fund Benchmark
DATE                 RETURN               RETURN
12/31/89             29.93%               34.13%
12/31/90            -19.43%              -18.84%
12/31/91            -11.23%              -10.14%
12/31/92             -8.65%               -8.16%
12/31/93             81.22%               81.94%
12/31/94            -16.75%              -16.80%
12/31/95              9.25%                9.18%
12/31/96             -2.76%               -6.63%
12/31/97            -41.47%              -41.97%
12/31/98            -12.18%               -7.25%


                                                  www.americancentury.com      5


Global Gold--Q&A
--------------------------------------------------------------------------------
/photo of Bill Martin/

     An interview with Bill Martin, a portfolio manager on the Global Gold investment team.

HOW DID GLOBAL GOLD PERFORM IN 1998?

     The portfolio's 1998 return reflects the poor performance of gold and gold shares overall. For the year, Global Gold returned -12.18%*, while the 42 "Gold-Oriented Funds" tracked by Lipper Inc. returned -10.92% on average. The fund's custom benchmark--which is about two-thirds North American gold stocks, 20% or so African shares, and another 10% or so Australian stocks--had a return of -7.25% for the same period. (See the Total Returns table on the previous page for additional performance comparisons.)

YOU OFTEN SAY AN INVESTMENT IN GOLD AND GOLD SHARES IS A FORM OF INSURANCE AGAINST THE UNEXPECTED. THERE WERE SEVERAL BIG SURPRISES IN WORLD FINANCIAL MARKETS IN 1998, YET THE FUND FINISHED THE YEAR LOWER. WHY?

     While 1998 will be remembered as a year of extreme stock market volatility, shareholders should keep in mind that the S&P 500 stock index finished with an unprecedented fourth consecutive year of greater than 20% gains. Meanwhile, U.S. inflation rose just 1.2% for the year. That's the lowest annual inflation rate in a dozen years. When stocks soar and inflation is dormant, the fund will tend to lag as demand for gold and gold shares wanes. But when the markets experience volatility like we saw in the third quarter, the fund should perform well. So looking at the year in aggregate, the fund did about what you'd expect in 1998.

HOW DID THE FUND RESPOND TO THE U.S. STOCK MARKET DOWNTURN?

     From the market peak in mid-July to the bottom in early October, Global Gold was up about 19%, while the S&P 500 was down more than 17%. During that time, the fund had a low correlation with the S&P 500. The benefit of holding an investment that has a low correlation with the broader market as part of a well-diversified portfolio is that it can help lower your risk overall.

     At the root of the fund's positive return for that period was its excellent performance in September. For the month, Global Gold was up about 53%. By comparison, the average gold fund returned around 43% for the same period, according to Lipper. Investors looking for shelter from the Russian debt default, the fallout from the near collapse of several hedge funds, and the decline in the dollar associated with the impeachment proceedings against the president drove the short but intense rally in gold shares.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE PORTFOLIO'S 1998 RETURN REFLECTS THE POOR PERFORMANCE OF GOLD AND GOLD SHARES OVERALL."

PORTFOLIO AT A GLANCE
                             12/31/98          12/31/97
NUMBER OF COMPANIES             65                54
PORTFOLIO TURNOVER              68%               28%
EXPENSE RATIO (FOR
  INVESTOR CLASS)              0.69%             0.67%

"FROM THE MARKET PEAK IN MID-JULY TO THE BOTTOM IN EARLY OCTOBER, GLOBAL GOLD WAS UP ABOUT 19%, WHILE THE S&P 500 WAS DOWN MORE THAN 17%."

Investment terms are defined in the Glossary on page 30.


6      1-800-345-2021


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID YOU POSITION THE PORTFOLIO LAST YEAR?

     We try to give our investors the broadest possible exposure to the gold market. To do that, we've created a portfolio that mirrors the structure of the market, which has a number of small exploration companies, a handful of big producers, and a modest number of companies in between. That structure keeps the portfolio positioned to give shareholders a pure play on gold. That strategy looks poor when gold and gold shares are down, but it can work very well during up markets, as we saw in September.

HOW DID THE PERFORMANCE OF GOLD STOCKS VARY BY SIZE?

     Mid-cap stocks performed reasonably well. They make up about 20% of the portfolio and gave Global Gold a modest boost to performance.

     Small-cap gold shares did less well. Absent exploration successes or new mining claims, the fate of small-cap gold stocks is closely tied to the price of the underlying metal. Gold traded at its lowest average annual level in about 20 years in 1998, so the fund's small-cap stocks generally had negative returns.

     Large-cap gold shares posted modest losses for the year. Companies with low production costs and sophisticated hedging strategies held up best; however, companies without those characteristics were pummeled, no matter their size. For example, Newmont Mining, a large-cap stock with little or no hedging activity and too-high production costs, fell over 30% for the year.

WHAT ABOUT PRODUCTION COSTS FOR GOLD? HAVE THEY BEEN DECLINING?

     Industry wide, the average production cost for an ounce of gold fell from $215 an ounce to below $200 last year, but that's not good for the gold market as a whole. Individual companies benefit when they lower their cost of production faster than the rest of the industry. That's because they can increase their profit margin, likely boosting their stock price. But a side effect is that the company often boosts production to capitalize on its greater productivity, or it may borrow gold from dealers and sell forward at a slightly lower price. Those factors tend to result in greater supply, which has the effect of lowering gold prices overall.

     Now expand that example from a single company to an entire industry. Coupled with a lack of investment demand for gold, it's that steady decline in production costs over the last few years that explains in part why gold supply increased while prices decreased.

WHAT'S YOUR OUTLOOK FOR GOLD BULLION?

     We expect gold to continue to trade within a relatively narrow range between about $270 and $320 an ounce, though that range could head even lower if production costs continue to fall. Gold could also break out of that range to the downside if we get more currency devaluations. Weaker currencies relative to the dollar hurt gold. That's because they make bullion--which is priced in dollars--more expensive for foreign buyers and because many distressed countries sell gold to help raise much-needed cash.

[right margin]

"WE EXPECT GOLD TO CONTINUE TO TRADE WITHIN A RELATIVELY NARROW RANGE BETWEEN ABOUT $270 AND $320 AN OUNCE, THOUGH THAT RANGE COULD HEAD EVEN LOWER IF PRODUCTION COSTS CONTINUE TO FALL."

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                             AS OF               AS OF
                            12/31/98            6/30/98
BARRICK GOLD CORP.           18.7%               17.0%
ANGLOGOLD LIMITED             8.4%                7.0%
PLACER DOME INC.              6.8%                7.6%
NEWMONT MINING
     CORP.                    6.7%                9.5%
EURO-NEVADA MINING
     CORPORATION              4.5%                3.3%
STILLWATER MINING CO.         4.3%                2.9%
FRANCO NEVADA
     MINING CORP. LTD.        4.1%                4.4%
NORMANDY MINING
     LIMITED                  3.8%                3.8%
GOLDFIELDS LIMITED            3.7%                0.4%
HOMESTAKE MINING
     COMPANY                  3.2%                5.6%


                                                  www.americancentury.com      7


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     There is a scenario, however, where currency devaluations could turn out to be positive for gold. If, say, China devalues its currency, or if economic weakness finally catches up with Europe or the United States, we could see more interest rate cuts by world central banks. That's a potential positive because for gold to really thrive, you'd like to see zero or negative real interest rates ("real" rates are nominal interest rates minus the rate of inflation). Some of gold's best performances, such as those in the early 1980s and 1990s, came during periods of negative real interest rates. Negative real rates are good for gold because they're seen as being inflationary.

WHAT'S YOUR OUTLOOK FOR GOLD SHARES?

     We think gold shares are probably fairly valued for the first time in the last few years. Valuations improved because the industry cut costs, and because stock prices for gold companies fell about another 10% last year. That means shares should track movements in the price of gold pretty well for the foreseeable future. And if gold bullion has bottomed, then the shares would seem to have a lot of upside potential.

GIVEN YOUR OUTLOOK, HOW WILL YOU MANAGE GLOBAL GOLD FOR THE NEXT SEVERAL MONTHS

     It's a steady-at-the-helm approach. We're going to continue to try to give shareholders a pure play on the gold market, positioning the fund to benefit from any bounce in gold prices. To do that, we'll continue to rely on our disciplined, benchmark-based approach. That means a continued concentration in North American names, with modest positions in Australian and South African stocks. As always, we'll try to focus on the best stocks within those weightings--companies that have proven management, sophisticated hedging strategies, and low production costs.

[left margin]

"WE THINK GOLD SHARES ARE PROBABLY FAIRLY VALUED FOR THE FIRST TIME IN THE LAST FEW YEARS."

[pie charts - data below]

GEOGRAPHIC COMPOSITION

AS OF DECEMBER 31, 1998
Canada              48%
U.S.                17%
South Africa        17%
Australia           14%
Ghana                3%
Papua-New Guinea     1%

AS OF JUNE 30, 1998
Canada              49%
U.S.                22%
South Africa        14%
Australia           12%
Ghana                2%
Papua-New Guinea     1%


8      1-800-345-2021


Global Gold--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS--98.1%
AUSTRALIA--14.0%
                2,181,000  Acacia Resources Limited               $  3,220,051
                  600,000  Aurora Gold Limited(1)                      476,853
                1,431,069  Delta Gold NL                             2,169,712
                  923,300  Goldfields Limited(1)                       762,020
                1,500,000  Great Central Mines Limited               1,072,919
                  399,500  Homestake Mining Company                  3,663,515
                5,170,196  Lihir Gold Limited(1)                     5,784,263
                1,516,578  Newcrest Mining Limited(1)                2,097,236
                9,490,079  Normandy Mining Limited                   8,760,657
                  200,000  Ranger Minerals NL(1)                       489,080
                1,400,000  Resolute Limited                            984,274
                  949,342  Sons of Gwalia Limited                    2,692,964
                  286,213  Zimbabwe Platinum Mines
                              Limited(1)                                55,992
                                                                 --------------
                                                                    32,229,536
                                                                 --------------
CANADA--47.7%
                  250,000  Agnico-Eagle Mines Ltd.                   1,031,250
                  100,000  America Mineral Fields Inc.(1)              107,822
                  329,500  Banro Resource Corporation(1)               172,254
                2,214,066  Barrick Gold Corp.                       43,174,287
                1,344,000  Battle Mountain Gold Co.                  5,544,000
                  392,700  Bema Gold Corp.(1)                          318,204
                  100,000  Breakwater Resources, Ltd.(1)                62,079
                  309,900  Cambior, Inc.                             1,518,820
                  100,000  Dayton Mining Corp.(1)                       22,218
                   47,900  Dia Met Minerals Ltd. Cl B(1)               626,021
                  100,000  DiamondWorks Ltd.(1)                         13,723
                  329,800  Echo Bay Mines Ltd.(1)                      577,150
                  629,100  Euro-Nevada Mining Corporation           10,277,543
                   17,100  Farallon Resources Ltd.(1)                   15,085
                  105,000  Francisco Gold Corp.(1)                     590,080
                  496,300  Franco Nevada Mining Corp. Ltd.           9,518,660
                   85,700  Glamis Gold Ltd.(1)                         162,406
                  540,000  Goldcorp, Inc. Cl A(1)                    3,069,986
                  400,000  Golden Knight Resources, Inc.(1)            117,624
                  100,000  Golden Star Resources Ltd.(1)               106,250
                  510,000  Greenstone Resources Ltd.(1)                456,577
                  545,000  IAMGOLD, International African
                              Mining Gold Corp.(1)                   1,424,557
                  175,000  Indochina Goldfields Ltd.(1)                 86,911
                1,520,180  Kinross Gold Corp.(1)                     3,509,202
                1,316,500  Meridian Gold Inc.(1)                     7,640,520
                  566,300  Miramar Mining(1)                           481,207
                  450,000  Nevsun Resources Ltd.(1)                    276,416
                   74,500  NovaGold Resources Inc.(1)                   26,776

Shares                                                                 Value
--------------------------------------------------------------------------------

                1,365,000  Placer Dome Inc.                       $ 15,697,500
                  100,000  Pure Gold Minerals Inc.(1)                   13,396
                   70,000  Rio Narcea Gold Mines, Ltd.(1)              116,644
                  395,000  Romarco Minerals, Inc.(1)                   387,179
                  202,000  Sutton Resources Ltd.(1)                    871,202
                1,040,000  TVX Gold, Inc.(1)                         1,834,680
                  100,000  Vengold Inc.(1)                              61,426
                  100,000  Viceroy Resource Corp.(1)                   156,832
                                                                 --------------
                                                                   110,066,487
                                                                 --------------
GHANA--2.4%
                  577,773  Ashanti Goldfields Company
                              Ltd. GDR                               5,416,622
                                                                 --------------
PAPUA-NEW GUINEA--0.3%
                  557,199  Niugini Mining Limited(1)                   776,667
                                                                 --------------
SOUTH AFRICA--17.0%
                  498,301  Anglogold Limited                        19,389,769
                  150,000  Anglogold Limited ADR                     2,934,375
                1,442,892  Avgold Ltd.(1)                              786,331
                1,306,300  Driefontein Consolidated Ltd.             5,211,672
                1,540,732  Gold Fields Ltd.                          8,501,132
                  235,000  Randfontein Estates Limited(1)              518,654
                  584,600  Western Areas Limited(1)                  1,900,614
                                                                 --------------
                                                                    39,242,547
                                                                 --------------
UNITED STATES--16.7%
                  418,100  Crown Resources, Inc.(1)                    842,733
                  187,100  Getchell Gold Corp.(1)                    5,098,475
                  790,376  Homestake Mining Co.                      7,261,580
                  850,575  Newmont Mining Corp.                     15,363,511
                  240,000  Stillwater Mining Co.(1)                  9,840,000
                                                                 --------------
                                                                    38,406,299
                                                                 --------------
TOTAL COMMON STOCKS                                                226,138,158
                                                                 --------------
   (Cost $310,903,855)

TEMPORARY CASH INVESTMENTS--1.9%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.80%, dated 12/31/98,
    due 1/4/99 (Delivery value $4,402,347)                           4,400,000
                                                                 --------------
   (Cost $4,400,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $230,538,158
                                                                 ==============
   (Cost $315,303,855)

See Notes to Financial Statements


                                                  www.americancentury.com      9


Global Gold--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1)  Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each country, as applicable

                                               See Notes to Financial Statements


10      1-800-345-2021


Global Natural Resources--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998

                                     INVESTOR CLASS (INCEPTION 9/15/94)
                 GLOBAL NATURAL     FUND        DJ WORLD        NATURAL RESOURCES FUNDS(2)
                    RESOURCES     BENCHMARK    STOCK INDEX    AVERAGE RETURN    FUND'S RANKING
----------------------------------------------------------------------------------------------
6 MONTHS(1) ......   -7.42%        -6.81%         5.31%          -19.08%             --
1 YEAR ...........   -6.30%        -2.85%        21.27%          -23.92%         1 OUT OF 52
----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..........    3.49%         5.64%        14.86%            0.17%         11 OUT OF 36
LIFE OF FUND .....    4.83%         6.70%(3)     13.94%(3)         2.73%(3)      12 OUT OF 26(3)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 9/30/94, the date nearest the fund's inception for which data are available.

See pages 28-30 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 12/31/98 DJ World Stock Index $17,420 Fund Benchmark $13,174 Global Natural Resources $12,417

                     Global              Fund               DJ World
               Natural Resources       Benchmark          Stock Index
DATE                 VALUE               VALUE               VALUE
9/30/94             $10,000             $10,000             $10,000
12/31/94             $9,789              $9,711              $9,815
3/31/95             $10,227             $10,157             $10,053
6/30/95             $10,471             $10,409             $10,526
9/30/95             $10,729             $10,673             $11,022
12/31/95            $11,200             $11,173             $11,496
3/31/96             $11,872             $11,818             $11,888
6/30/96             $11,997             $12,086             $12,153
9/30/96             $12,114             $12,283             $12,268
12/31/96            $12,929             $12,956             $12,763
3/31/97             $12,951             $13,200             $12,651
6/30/97             $14,004             $14,480             $14,470
9/30/97             $15,014             $15,308             $14,907
12/31/97            $13,252             $13,561             $14,365
3/31/98             $13,968             $14,614             $16,193
6/30/98             $13,412             $14,136             $16,542
9/30/98             $12,327             $12,944             $14,890
12/31/98            $12,417             $13,174             $17,420

$10,000 investment made 9/30/94

The graph at left shows the growth of a $10,000 investment in over the life of the fund, while the graph below shows the fund's year-by-year performance. The Dow Jones World Stock Index and fund benchmark are provided for comparison. Global Natural Resources' returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                     Global
                 Natural Resources     Fund Benchmark
DATE                 RETURN               RETURN
12/31/94*            -2.11%               -2.89%
12/31/95             14.41%               15.06%
12/31/96             15.45%               15.95%
12/31/97              2.50%                4.67%
12/31/98             -6.30%               -2.85%

* From 9/30/94 (the date nearest the fund's inception for which index data are available) to 12/31/94.


                                                 www.americancentury.com      11


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
/photo of Joe Sterling/

     An interview with Joe Sterling, a portfolio manager on the Global Natural Resources investment team.

HOW DID THE FUND PERFORM IN 1998?

     Global Natural Resources' performance reflected negative investor sentiment toward natural resource-related stocks caused by commodity price deflation and global economic weakness. Relative to its peers, however, the portfolio performed very well.

     For all of 1998, Global Natural Resources returned -6.30%, which, though low in absolute terms, ranked number one out of 52 "Natural Resources Funds" tracked by Lipper Inc. The average return of the 52 funds in 1998 was -23.92%. The portfolio's benchmark, an index based on companies in the Basic Materials and Energy sectors of the Dow Jones World Stock Index, returned -2.85% for the year. (See the Total Returns table on the previous page for additional performance comparisons.)

HOW DID GLOBAL NATURAL RESOURCES ACHIEVE ITS #1 RANKING?

     The key to the fund's strong relative performance was our disciplined, benchmark-based management approach. Instead of concentrating assets in relatively few sectors or countries, Global Natural Resources is managed against an index of eight industries in 30 countries. In addition, we use a computer model to help us determine the level of risk we want to take relative to the benchmark. Using a broad, benchmark-based approach that attempts to limit risk helped the fund's performance relative to its peers, as did some of our sector weighting decisions.

CAN YOU GIVE AN EXAMPLE OF A SECTOR YOU LIKED?

     Sure. First, keep in mind that we're talking about two industries that were hurt by commodity price deflation last year. Because we've been in a down market, we didn't see a big advantage to making large sector plays relative to the benchmark. For example, a neutral position compared with the benchmark would be about 75% energy and 25% basic materials at today's market cap. For the last year or more, we've slightly overweighted energy stocks and underweighted basic materials shares (see the Industry Weightings charts at left).

     Energy outperformed basic materials last year, so modestly overweighting the portfolio in energy stocks contributed positively to performance. That's particularly true of the last six months, when the energy shares in our benchmark index fell about 4%, while the basic materials stocks were down about 8%.

HOW DID YOU POSITION THE FUND WITHIN THE ENERGY SECTOR?

     We overweighted large, integrated international oil producers and underweighted small energy service and exploration companies. That helped returns quite a bit because integrated oil companies were the best-performing natural resource-related stocks of 1998, though they were up just 2% in absolute terms, while service and exploration companies were the two worst-performing sectors.

[left margin]

"THE KEY TO THE FUND'S STRONG RELATIVE PERFORMANCE WAS OUR DISCIPLINED, BENCHMARK-BASED MANAGEMENT APPROACH."

PORTFOLIO AT A GLANCE
                            12/31/98          12/31/97
NUMBER OF COMPANIES           72                77
PORTFOLIO TURNOVER            76%               41%
EXPENSE RATIO (FOR
  INVESTOR CLASS)            0.69%             0.73%

[pie charts - data below]

INDUSTRY WEIGHTINGS

AS OF DECEMBER 31, 1998
Energy               78%
Basic Materials      20%
Temporary Cash
   Investments        2%

AS OF JUNE 30, 1998
Energy               77%
Basic Materials      19%
Temporary Cash
   Investments        4%

Investment terms are defined in the Glossary on page 30.


12      1-800-345-2021


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Two huge corporate acquisitions helped support the stock prices of big multinational oil companies despite the decline in the price of crude oil. British Petroleum bought Amoco, while Exxon agreed to acquire Mobil--these were four of our largest holdings on December 31. Normally, you'd expect such big acquisitions to spark a market rally, but the huge decline in oil prices offset gains by these stocks. The mergers should help promote efficiency and cut costs, which would be positives for the sector down the road.

YOU MENTIONED EARLIER THAT WE'RE EXPERIENCING COMMODITY PRICE DEFLATION. CAN YOU EXPAND ON THAT A LITTLE?

     The unifying theme in commodity markets over the last year and a half or so is deflationary pressure on prices caused by oversupply and a huge drop in demand. Take a look at any major commodity index, or the prices of oil, copper, or aluminum, for example, and you'll see that they're all at their lowest levels in years. That's because the Asian economic crisis has slowed down global growth dramatically.

     Global growth is important because it helps determine the level of commodity demand. Asia in particular plays a vital part in that demand--according to HSBC Securities, Asia (excluding China) accounts for about a quarter of the world's metal consumption; add China and the figure exceeds a third. It's a similar story for oil--growing Asian demand was essential to the rise in crude oil prices between 1993 and about mid-1997.

WHAT DO YOU SEE FOR GLOBAL GROWTH?

     Economists at J.P. Morgan expect average global growth of about 1% in 1999 (see the graph below for additional growth forecasts). Putting that in perspective, global growth during the economic downturns of 1974-75, 1981-82, and 1990-91 averaged 1%, 0.9%, and 2.2%, respectively.

     But many economists expect better growth in 2000. That would suggest commodity prices could bottom in 1999. Because financial markets tend to anticipate economic changes, expectations for better growth in 2000 mean we could see natural resource-related stock prices rise in late 1999.

     However, Asia in particular appears to have overbuilt. That means they may have already consumed--at least for a while--all the steel, copper, and other base metals that they use in construction. So it's possible that base metal demand might not snap back even if Asian economies do recover in 2000.

[right margin]

"THE UNIFYING THEME IN COMMODITY MARKETS OVER THE LAST YEAR AND A HALF OR SO IS DEFLATIONARY PRESSURE ON PRICES CAUSED BY OVERSUPPLY AND A HUGE DROP IN DEMAND.

[bar chart - data below]

ECONOMIC GROWTH FORECASTS
                    1999        2000
USA                 1.0%        1.5%
Japan               0.0%       -1.0%
Euro Area           1.7%        2.7%
Emerging
   Economies        1.2%        4.5%
Global              1.0%        2.0%

Source: J.P. Morgan


                                                 www.americancentury.com      13


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR BASE METALS THEN?

     We think the most likely scenario calls for a continued downward trend for the next six months or so, with a rebound possible in the second half of '99. That said, prices for many commodities are very near their production costs, which makes it unlikely that prices could go significantly lower.

     Basic materials stocks typically follow movements in the underlying commodity, but they can rally back when they've been oversold. A good example would be the short-lived rally in paper stocks in the fourth quarter. These stocks were so beaten up they started to look attractive. They were also helped by a series of interest rate cuts by world central banks, which seemed to argue for better economic growth and more demand for paper products. So even though basic materials stocks are down, we think there are still opportunities to make money in this sector.

HOW'S THE OUTLOOK FOR ENERGY?

     Weaker demand and falling oil prices led many producers to reduce their higher-cost production and cut capital expenditures. That has the effect of increasing the time it takes producers to turn the oil tap back on when demand finally bounces back. We would also like to see OPEC announce some production cutbacks at their March meeting. That would help reduce excess supply. Then, assuming demand comes back later in 1999, we could get a decent rebound in oil prices.

GIVEN YOUR OUTLOOK, HOW WILL YOU MANAGE THE FUND OVER THE NEXT SIX MONTHS?

     We will continue to try to limit our risk relative to the benchmark, using the same diversified approach that helped the fund to its #1 ranking in 1998. That said, we'll consider making modest sector bets if we find compelling relative values in a particular industry. Within energy, we think the best returns down the line will be in small oil exploration and service stocks. Because these companies are closely tied to the price of oil, we will continue to underweight them until we think crude prices are about to turn the corner. Among basic materials shares, we'll try to position the fund to benefit from rallies growing out of oversold conditions, as we discussed earlier.

[left margin]

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                               AS OF               AS OF
                             12/31/98             6/30/98
EXXON CORP.                    11.0%               10.3%
BRITISH PETROLEUM
     CO. PLC                    5.7%                5.0%
ROYAL DUTCH
     PETROLEUM CO.              5.6%                7.4%
MOBIL CORP.                     4.6%                3.9%
AMOCO CORP.                     3.9%                2.2%
CHEVRON CORP.                   3.8%                4.1%
ENI S.P.A.                      3.3%                3.0%
RESPOL SA                       3.0%                2.3%
TEXACO INC.                     2.2%                2.3%
ELF AQUITAINE SA                2.2%                2.3%

[pie charts - data below]

GEOGRAPHIC COMPOSITION

AS OF DECEMBER 31, 1998
U.S.                   54%
Europe                 31%
Americas
  (excluding U.S.)      8%
Asia/Pacific            5%
South Africa            2%

AS OF JUNE 30, 1998
U.S.                   51%
Europe                 38%
Americas
  (excluding U.S.)      5%
Asia/Pacific            4%
South Africa            2%


14      1-800-345-2021


Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS--97.8%
ARGENTINA--1.4%
ENERGY
                   19,500  YPF Sociedad Anonima ADR               $   544,782
                                                                 -------------
AUSTRALIA--1.9%
BASIC MATERIALS
                  175,000  Lihir Gold Limited(1)                      195,785
                  285,000  Normandy Mining Limited                    263,094
ENERGY
                   65,000  Woodside Petroleum Limited                 290,086
                                                                 -------------
                                                                      748,965
                                                                 -------------
BELGIUM--1.0%
ENERGY
                    3,000  Electrafina SA                             392,322
                                                                 -------------
CANADA--6.9%
BASIC MATERIALS
                   12,000  Barrick Gold Corp.                         234,000
                   16,500  Euro-Nevada Mining Corporation             269,555
                   40,000  Meridian Gold Inc.(1)                      235,248
                   16,000  Placer Dome Inc.                           184,000
                   10,000  Rio Algom Ltd. ADR                         108,125
                   65,000  Tembec Inc. Cl A(1)                        354,669
ENERGY
                   45,000  Anderson Exploration Ltd.(1)               408,743
                   21,000  Petro-Canada                               222,995
                   13,500  Suncor Energy, Inc.                        405,803
                   20,000  Talisman Energy, Inc.(1)                   352,219
                                                                 -------------
                                                                    2,775,357
                                                                 -------------
FINLAND--0.8%
BASIC MATERIALS
                   12,000  UPM-Kymmene Oyj                            334,186
                                                                 -------------
FRANCE--4.1%
ENERGY
                   11,000  Bouygues Offshore S.A.                     253,731
                    7,500  Elf Aquitaine SA                           867,005
                    5,000  Total SA Cl B                              506,424
                                                                 -------------
                                                                    1,627,160
                                                                 -------------
ITALY--3.3%
ENERGY
                  200,000  ENI S.p.A.                               1,307,755
                                                                 -------------
JAPAN--2.9%
BASIC MATERIALS
                   40,000  Nippon Paper Industries Co.                181,265
                  120,000  Nippon Steel Corporation                   216,883
                   40,000  Oji Paper Co. Ltd.                         207,009
                  110,000  Sumitomo Metal Industries                  125,105

Shares                                                                Value
--------------------------------------------------------------------------------
ENERGY
                   36,000  General Sekiyu K.K.                    $   130,447
                   35,000  Nippon Oil Company                         121,578
                   30,000  Showa Shell Sekiyu                         167,952
                                                                 -------------
                                                                    1,150,239
                                                                 -------------
NETHERLANDS--5.6%
ENERGY
                   45,000  Royal Dutch Petroleum Co.                2,238,270
                                                                 -------------
PORTUGAL--0.6%
BASIC MATERIALS
                   37,000  Portucel Industrial-Empresa
                              Produtora de Celulose, SA               242,311
                                                                 -------------
SOUTH AFRICA--1.7%
BANKING
                    3,603  Standard Bank Investment
                              Corporation Limited                      11,010
BASIC MATERIALS
                    8,000  Anglo American Corp. of South
                              Africa                                  225,186
                    5,000  Anglogold Limited                          194,559
                   23,000  Driefontein Consolidated Ltd.               91,762
                   27,946  Gold Fields Ltd.(1)                        154,195
                    3,000  Gold Fields of South Africa                  5,602
                                                                 -------------
                                                                      682,314
                                                                 -------------
SPAIN--4.1%
ENERGY
                   18,000  Endesa S.A.                                476,838
                   22,100  Respol SA                                1,178,687
                                                                 -------------
                                                                    1,655,525
                                                                 -------------
UNITED KINGDOM--11.5%
BASIC MATERIALS
                   43,416  Rio Tinto plc                              503,485
ENERGY
                  125,000  BG plc                                     786,493
                   75,000  British-Borneo Petroleum
                              Syndicate plc                           124,429
                  152,493  British Petroleum Co. plc                2,270,617
                  130,000  Lasmo                                      215,677
                  115,000  Shell Transport & Trading Co. PLC          704,495
                                                                 -------------
                                                                    4,605,196
                                                                 -------------
UNITED STATES--52.0%
BASIC MATERIALS
                   20,000  AK Steel Holding Corp.                     470,000
                    7,000  Aluminum Co. of America                    521,938
                    7,500  Bowater Inc.                               310,781
                   10,000  Fort James Corporation                     400,000
                   10,000  Mead Corp. (The)                           293,125
                    5,000  Rayonier, Inc.                             229,688
                   16,000  Stillwater Mining Co.(1)                   656,000

See Notes to Financial Statements


                                                 www.americancentury.com      15


Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------

                    6,000  Weyerhaeuser Co.                       $   304,875
                    9,500  Willamette Industries, Inc.                318,250
ENERGY
                   25,600  Amoco Corp.                              1,545,600
                   20,000  Anadarko Petroleum Corp.                   617,500
                   20,500  Burlington Resources Inc.                  734,156
                   18,400  Chevron Corp.                            1,526,050
                   15,000  Coastal Corp. (The)                        524,063
                   20,000  El Paso Natural Gas Co.                    696,250
                   15,000  Enron Corp.                                855,938
                   60,000  Exxon Corp.                              4,387,500
                    8,000  Halliburton Co.                            237,000
                   11,200  Kerr-McGee Corp.                           428,400
                   21,300  Mobil Corp.                              1,855,763
                   12,000  Murphy Oil Corp.                           495,000
                   12,000  Phillips Petroleum Co.                     511,500
                    9,000  Schlumberger Ltd.                          415,125
                   16,500  Texaco Inc.                                872,438
                   33,100  Tom Brown, Inc.(1)                         332,034
                   10,000  Transocean Offshore                    $   268,125
                   18,400  Unocal Corp.                               537,050
                   11,800  Veritas DGC Inc.(1)                        153,400
                   10,000  Williams Companies, Inc. (The)             311,875
                                                                 -------------
                                                                   20,809,424
                                                                 -------------
TOTAL COMMON STOCKS                                                39,113,806
                                                                 -------------
   (Cost $35,924,603)

TEMPORARY CASH INVESTMENTS--2.2%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.80%, dated 12/31/98,
    due 1/4/99 (Delivery value $900,480)                              900,000
                                                                 -------------
   (Cost $900,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $40,013,806
                                                                 =============
   (Cost $36,824,603)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each country, as applicable

                                               See Notes to Financial Statements


16      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                    GLOBAL        GLOBAL NATURAL
DECEMBER 31, 1998                                    GOLD            RESOURCES

ASSETS
Investment securities, at value
  (identified cost of $315,303,855 and
  $36,824,603, respectively) (Note 3) ........   $ 230,538,158    $  40,013,806
Cash .........................................         577,153          270,812
Dividends, interest and other receivables ....          69,940           69,841
                                                 -------------    -------------
                                                   231,185,251       40,354,459
                                                 -------------    -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ........................       1,979,546           14,111
Payable for investments purchased ............            --            490,246
Payable for capital shares redeemed ..........         281,753           68,704
Accrued management fees (Note 2) .............         134,418           22,416
Distribution and service fees
  payable (Note 2) ...........................               9             --
Payable for directors' fees
  and expenses ...............................           1,156              202
                                                 -------------    -------------
                                                     2,396,882          595,679
                                                 -------------    -------------
Net Assets ...................................   $ 228,788,369    $  39,758,780
                                                 =============    =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......   $ 427,791,391    $  38,354,063
Undistributed net investment
  income (loss) ..............................         (16,686)          10,124
Accumulated net realized loss on
  investments and foreign
  currency transactions ......................    (114,220,752)      (1,795,116)
Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and liabilities
  in foreign currencies (Note 3) .............     (84,765,584)       3,189,709
                                                 -------------    -------------
                                                 $ 228,788,369    $  39,758,780
                                                 =============    =============

Investor Class, $10.00 Par Value
Net assets ...................................   $ 228,771,431    $  39,758,780
Shares outstanding ...........................      41,438,261        3,755,984
Net asset value per share ....................   $        5.52    $       10.59

Advisor Class, $10.00 Par Value
Net assets ...................................   $      16,938              N/A
Shares outstanding ...........................           3,067              N/A
Net asset value per share ....................   $        5.52              N/A

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's NET ASSETS. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the NET ASSET VALUE PER SHARE.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      17


Statements of Operations
--------------------------------------------------------------------------------

                                                   GLOBAL       GLOBAL NATURAL
YEAR ENDED DECEMBER 31, 1998                        GOLD           RESOURCES

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $151,756 and
  $63,696, respectively) ...................     $  3,512,161      $    996,024
Interest ...................................          196,940            42,879
                                                 ------------      ------------
                                                    3,709,101         1,038,903
                                                 ------------      ------------
Expenses (Note 2):
Management fees ............................        1,760,265           297,762
Distribution fees -- Advisor Class .........               57              --
Service fees -- Advisor Class ..............               57              --
Directors' fees and expenses ...............           16,365             3,428
                                                 ------------      ------------
                                                    1,776,744           301,190
                                                 ------------      ------------
Net investment income ......................        1,932,357           737,713
                                                 ------------      ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments ................................      (78,044,491)       (1,325,843)
Foreign currency transactions ..............           49,364           (34,388)
                                                 ------------      ------------
                                                  (77,995,127)       (1,360,231)
                                                 ------------      ------------
Change in net unrealized
appreciation (depreciation) on:
Investments ................................       47,502,697        (1,957,915)
Translation of assets and liabilities
  in foreign currencies ....................            4,621             1,730
                                                 ------------      ------------
                                                   47,507,318        (1,956,185)
                                                 ------------      ------------
Net realized and unrealized loss
  on investments and
  foreign currency .........................      (30,487,809)       (3,316,416)
                                                 ------------      ------------
Net Decrease in Net Assets
  Resulting from Operations ................     $(28,555,452)     $ (2,578,703)
                                                 ============      ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


18      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1997

                                              GLOBAL GOLD               GLOBAL NATURAL RESOURCES
Decrease in Net Assets                   1998             1997              1998          1997

OPERATIONS
Net investment income ..........   $   1,932,357    $   3,253,670    $     737,713    $     923,805
Net realized gain (loss) on
  investments and
  foreign currency transactions      (77,995,127)     (32,125,432)      (1,360,231)       1,041,706
Change in net unrealized
  appreciation (depreciation)
  on investments and translation
  of assets and liabilities in
  foreign currencies ...........      47,507,318     (153,557,529)      (1,956,185)          81,557
                                   -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets
  resulting from operations ....     (28,555,452)    (182,429,291)      (2,578,703)       2,047,068
                                   -------------    -------------    -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ...............      (1,999,679)      (3,534,937)        (688,139)        (938,125)
  Advisor Class ................            (144)            --               --               --
From net realized gains on
  investment transactions
  Investor Class ...............            --         (7,324,988)            --         (1,946,841)
  Advisor Class ................            --               --               --               --
                                   -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ...........      (1,999,823)     (10,859,925)        (688,139)      (2,884,966)
                                   -------------    -------------    -------------    -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease)
   in net assets from capital
  share transactions ...........      13,328,332        6,717,979       (3,530,585)     (18,627,281)
                                   -------------    -------------    -------------    -------------
Net decrease in net assets .....     (17,226,943)    (186,571,237)      (6,797,427)     (19,465,179)

NET ASSETS
Beginning of year ..............     246,015,312      432,586,549       46,556,207       66,021,386
                                   -------------    -------------    -------------    -------------
End of year ....................   $ 228,788,369    $ 246,015,312    $  39,758,780    $  46,556,207
                                   =============    =============    =============    =============
Undistributed net
   investment income (loss) ....   $     (16,686)   $       1,568    $      10,124    $      (5,062)
                                   =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Global Gold Fund (Global Gold) and American Century Global Natural Resources Fund (Global Natural Resources) (the Funds) are two of the six funds issued by the Corporation. The Funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources' investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industry. The Funds invest primarily in equity securities. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Global Gold commenced on May 6, 1998 and sale of the Advisor Class for Global Natural Resources had not commenced as of the report date. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.


20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the Fund's custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Funds to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains are expected to be declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Those differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     At December 31, 1998, Global Gold and Global Natural Resources had accumulated net realized capital loss carryovers for federal income tax purposes of $75,400,427 and $1,574,913, respectively, (expiring 2005 through 2006 for Global Gold and 2006 for Global Natural Resources) which may be used to offset future taxable gains.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Funds are included in the Equity Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for each Fund is as follows:

     0.5200% of the first $1 billion
     0.4600% of the next $5 billion
     0.4160% of the next $15 billion
     0.3690% of the next $25 billion
     0.3420% of the next $50 billion
     0.3390% of the next $150 billion
     0.3380% of the average daily net assets over $246 billion


                                                 www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

     The annualized Complex Fee schedule (for the Investor Class) is as follows

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the period ended December 31, 1998, were $114 for Global Gold.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $183,017,112 and $32,458,167, respectively. Sales of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $169,186,542 and $35,941,391, respectively. As of December 31, 1998, accumulated net unrealized appreciation (depreciation) for Global Gold and Global Natural Resources was $(112,903,326) and $2,994,364, respectively, based on the aggregate cost of investments for federal income tax purposes of $343,441,484 and $37,019,442, respectively. Accumulated net unrealized appreciation or depreciation consisted of unrealized appreciation of $26,537,585 and $7,136,603 for Global Gold and Global Natural Resources and unrealized depreciation of $139,440,911 and $4,142,240, respectively.


22      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  The  Corporation  is  authorized to issue  2,000,000,000  shares to each Fund.
Transactions in shares of the Funds were as follows:

                                                      GLOBAL GOLD                GLOBAL NATURAL RESOURCES
                                                SHARES           AMOUNT           SHARES          AMOUNT
INVESTOR CLASS
Designated shares .........................  1,000,000,000                    1,000,000,000
                                            ==============                    =============
Year ended December 31, 1998
Sold ......................................  104,258,706      $652,622,550     6,504,958        $73,091,465
Issued in reinvestment of distributions ...    333,504         1,863,311         59,439           657,579
Redeemed ..................................  (101,985,910)    (641,175,389)    (6,865,254)     (77,279,629)
                                            --------------   --------------   -------------   --------------
Net increase (decrease) ...................   2,606,300        $13,310,472      (300,857)      $(3,530,585)
                                            ==============   ==============   =============   ==============

Year ended December 31, 1997
Sold ......................................   56,650,525      $498,502,780     5,448,117        $68,396,071
Issued in reinvestment of distributions ...    1,572,865       10,054,826       241,208          2,772,120
Redeemed ..................................  (57,572,936)     (501,839,627)    (7,174,926)     (89,795,472)
                                            --------------   --------------   -------------   --------------
Net increase (decrease) ...................    650,454        $  6,717,979     (1,485,601)     $(18,627,281)
                                            ==============   ==============   =============   ==============

ADVISOR CLASS
Designated Shares .........................   250,000,000
                                            ==============
Period ended December 31, 1998(1)
Sold ......................................     21,411          $120,946
Issued in reinvestment of distributions ...       26               144
Redeemed ..................................    (18,370)         (103,230)
                                            --------------   --------------
Net increase ..............................     3,067            $17,860
                                            ==============   ==============

(1)  May 6, 1998 (commencement of sale) through December 31, 1998.

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The Funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Funds did not borrow from the line during the period ended December 31, 1998.


                                                 www.americancentury.com      23


Global Gold--Financial Highlights
--------------------------------------------------------------------------------

                                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                     Investor Class
                                           1998              1997            1996           1995           1994
PER-SHARE DATA
Net Asset Value, Beginning of Year   $      6.34       $     11.33     $     12.37     $     11.33     $     13.67
                                     -----------       -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ..........          0.05(1)           0.09            0.06            0.02            0.03
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ...................         (0.82)            (4.79)          (0.40)           1.03           (2.32)
                                     -----------       -----------     -----------     -----------     -----------
  Total From Investment Operations         (0.77)            (4.70)          (0.34)           1.05           (2.29)
                                     -----------       -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income .....         (0.05)            (0.09)          (0.06)          (0.01)          (0.02)
  From Net Realized Gains
  on Investment Transactions .....          --               (0.20)          (0.64)           --              --
  In Excess of Net Realized Gains           --                --              --              --             (0.03)
                                     -----------       -----------     -----------     -----------     -----------
  Total Distributions ............         (0.05)            (0.29)          (0.70)          (0.01)          (0.05)
                                     -----------       -----------     -----------     -----------     -----------
Net Asset Value, End of Year .....   $      5.52       $      6.34     $     11.33     $     12.37     $     11.33
                                     ===========       ===========     ===========     ===========     ===========
  Total Return(2) ................        (12.18)%          (41.47)%         (2.76)%          9.25%         (16.75)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..........          0.69%             0.67%           0.62%           0.61%           0.61%
Ratio of Net Investment Income
  to Average Net Assets ..........          0.75%             0.92%           0.46%           0.17%           0.20%
Portfolio Turnover Rate ..........            68%               28%             45%             28%             42%
Net Assets, End of Year
  (in thousands) .................   $   228,771       $   246,015     $   432,587     $   537,693     $   568,030

(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


24     1-800-345-2021


Global Gold--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                               Advisor Class
                                                                   1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................         $     7.31
                                                                 ----------
Income From Investment Operations
  Net Investment Income(2) .............................               0.01
  Net Realized and Unrealized Loss
  on Investment Transactions ...........................              (1.76)
                                                                 ----------
  Total From Investment Operations .....................              (1.75)
                                                                 ----------
Distributions
  From Net Investment Income ...........................              (0.04)
                                                                 ----------
Net Asset Value, End of Period .........................         $     5.52
                                                                 ==========
  Total Return(3) ......................................             (24.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................................               0.94%(4)
Ratio of Net Investment Income
  to Average Net Assets ................................               0.20%(4)
Portfolio Turnover Rate ................................                 68%
Net Assets, End of Period ..............................         $   16,938

(1) May 6, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      25


Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                            1998          1997              1996           1995        1994(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period   $    11.48     $    11.91        $    10.66     $     9.61     $    10.00
                                       ----------     ----------        ----------     ----------     ----------
Income From Investment Operations
  Net Investment Income ............         0.19           0.22              0.17           0.16           0.07
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions         (0.90)          0.08              1.46           1.22          (0.42)
                                       ----------     ----------        ----------     ----------     ----------
  Total From Investment Operations .        (0.71)          0.30              1.63           1.38          (0.35)
                                       ----------     ----------        ----------     ----------     ----------
Distributions
  From Net Investment Income .......        (0.18)         (0.23)            (0.17)         (0.16)         (0.04)
  From Net Realized Gains on
  Investment Transactions ..........         --            (0.50)            (0.21)         (0.17)          --
                                       ----------     ----------        ----------     ----------     ----------
  Total Distributions ..............        (0.18)         (0.73)            (0.38)         (0.33)         (0.04)
                                       ----------     ----------        ----------     ----------     ----------
Net Asset Value, End of Period .....   $    10.59     $    11.48        $    11.91     $    10.66     $     9.61
                                       ==========     ==========        ==========     ==========     ==========
  Total Return(2) ..................        (6.30)%         2.50%            15.45%         14.41%         (3.48)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............         0.69%          0.73%(3)          0.76%          0.76%          --
Ratio of Net Investment Income
  to Average Net Assets ............         1.70%          1.55%(3)          1.78%          2.02%          2.74%(4)
Portfolio Turnover Rate ............           76%            41%               53%            39%          --
Net Assets, End of Period
  (in thousands) ...................   $   39,759     $   46,556        $   66,021     $   30,157     $   18,972

(1) September 15, 1994 (inception) through December 31, 1994.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) A portion of the management fee was waived during the year ended December 31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


26      1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of American Century Quantitative Equity Funds and Shareholders of the American Century Global Gold Fund and American Century Global Natural Resources Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Global Gold Fund and American Century Global Natural Resources Fund (two of the six funds comprising American Century Quantitative Equity Funds hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. The financial highlights for each of the three years in the period ended December 31, 1996 were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
February 1, 1999


                                                 www.americancentury.com      27


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class. The Advisor Class had not commenced as of December 31, 1998, for Global Natural Resources.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


28      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy. They are not intended to serve as a complete investment program by themselves. International investing also involves special risks, such as political instability and currency fluctuations.

     GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

     GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The Global Gold fund benchmark was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. From January 1998 to the present, the benchmark has been a proprietary index described in more detail on page 6.

     The FT-SE(reg.tm) GOLD MINES INDEX(1) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

     The DOW JONES WORLD STOCK INDEX(2), created by the editors of THE WALL STREET JOURNAL, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the Global Natural Resources fund's benchmark index using the companies represented in two of these sectors--Basic Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

     The MORGAN STANLEY WORLD STOCK INDEX is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated.

     The Lipper categories for Global Gold and Global Natural Resources are:

     GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

     NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least 65% of their assets in natural resources stocks.

(1) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse, or promote the fund.

(2) The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

[right martin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     BILL MARTIN
     JOE STERLING


                                                 www.americancentury.com      29


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 24-26.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 and the S&P SmallCap 600.


30      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      31


Notes
--------------------------------------------------------------------------------


32      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage
   Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1999 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9902                                                    Funds Distributor, Inc.
SH-BKT-15568                     (c)1999 American Century Services Corporation

[front cover]                                                 DECEMBER 31, 1998

ANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of glasses]

AMERICAN CENTURY GROUP
------------------------------------
UTILITIES

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability

        *   Build and track model portfolios
        *   Get news, quotes and charts
        *   Check free Standard & Poor's stock reports
        * Access Wall Street on Demand(tm), a research service with more than 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

    AMERICAN CENTURY CATALOG OF TOOLS & SERVICES lists all the free educational materials available to investors.

    We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and are intended to allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

    In 1999, we will provide SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More detailed data will be in the Statement of Additional Information.

    To order any of these materials, please call 1-800-345-2021.

[left margin]

AMERICAN CENTURY GROUP
UTILITIES
(BULIX)
----------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     On the whole, 1998 was an eventful but favorable year for U.S. stocks. It was a year of extremes--dramatic economic and financial problems in many regions of the world led to significant stock market volatility and a substantial decline in interest rates. Volatility was so rampant that the Federal Reserve (the U.S. central bank) cut interest rates three times to help stabilize markets worldwide.

     Amid the wild market fluctuations, many investors flocked to the perceived stability of the stocks of large companies, such as those represented in the S&P
500. Large-cap stocks have been the market leaders over the past several years. From 1995-98, the S&P 500 averaged a return of just over 30% a year--a compounded return of 190%.

     It's not surprising, then, that the stock market's influence on the U.S. economy has grown. Ten years ago, the average household had stock holdings that were worth about 80% of its annual income; today, these stock holdings are worth more than twice the average household's annual income (according to Lehman Brothers). This increase in wealth has had a significant effect on consumer behavior. Knowing that they have healthy reserves in the stock market, consumers are spending more of their paychecks. Because consumer spending accounts for two-thirds of U.S. economic growth, this trend has provided a major boost to the economy in recent years.

     But there is a corresponding downside to this "wealth effect." A stock market decline could cause consumers to curtail their spending and contribute to an economic downturn. That possibility, combined with the increased stock market volatility over the past year, illustrates the importance of a diversified investment portfolio. Diversifying your assets among stocks, bonds, and money market funds can help your portfolio weather changes in the economic or investment climate.

     Looking ahead, one of the challenges in the coming year is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Our technology team modified the computer code in our critical systems in 1998 and will be extensively testing the systems in 1999, including those involved with fund performance and dividend payments.

     In addition, our investment management team is busy gathering publicly available information about the year-2000 readiness of the issuers of securities owned by American Century funds.

     We appreciate your confidence in American Century. Please share with us our belief that, "The best is yet to be."

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ........    2
   Market Perspective .......    3
UTILITIES
   Performance Information ..    5
   Management Q&A ...........    6
   Portfolio at a Glance ....    6
   Top Ten Holdings .........    7
   Industry Breakdown .......    8
   Schedule of Investments ..    9
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ..............   11
   Statement of Operations ..   12
   Statements of Changes
   in Net Assets ............   13
   Notes to Financial
   Statements ...............   14
   Financial Highlights .....   17
   Report of Independent
   Accountants ..............   19
OTHER INFORMATION
   Share Class and Retirement
   Account Information ......   20
   Background Information
      Investment Philosophy
      and Policies ..........   21
      Comparative Indices ...   21
      Lipper Rankings .......   21
      Investment Team
      Leaders ...............   21
   Glossary .................   22


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The S&P 500, representing the stocks of the largest U.S. companies, returned better than 20% for an unprecedented fourth consecutive year.

* Large-company (large-cap) stocks outperformed mid- and small-cap stocks, overcoming market turbulence in the third quarter to post strong returns.

* Driven by merger and acquisition activity, increasing demand for their products, and earnings growth, telecommunications companies helped power a good year for utilities stocks. Telecommunications was one of the top performing subsectors in the U.S. stock market.

* More traditional electric and natural gas utilities underperformed the high-flying telecommunications companies. The performance of electric utilities stocks reached double digits on average, but natural gas utilities lagged significantly as demand and commodity prices sagged.

MANAGEMENT Q&A

* American Century Utilities performed well on both an absolute and relative basis.

* Two keys to the fund's strong performance were its large weighting in telecommunications companies and a relatively small stake in natural gas stocks.

* The best-performing telecommunication stocks were those involved in merger and acquisition activity, such as WorldCom, MCI, AT&T, and Bell Atlantic.

* Electric company stocks were helped by their "safe-haven" reputation and by industry consolidation. They held their value better than most other stocks during the third-quarter turmoil but lagged during market rallies.

* Natural gas utilities held down performance, but they could represent good value if inflation remains low and a colder winter boosts demand.

* We're not planning any significant strategy changes for the beginning of 1999. We'll continue to manage the portfolio to track its benchmark, investing in companies that offer a combination of attractive valuation and good earnings growth potential over the long term.

[left margin]

"TWO KEYS TO THE FUND'S STRONG PERFORMANCE WERE ITS LARGE WEIGHTING IN TELECOMMUNICATIONS COMPANIES AND A RELATIVELY SMALL STAKE IN NATURAL GAS STOCKS."

                UTILITIES(1)
                  (BULIX)
TOTAL RETURNS:              AS OF 12/31/98
    6 Months                     17.39%(2)
    1 Year                          27.43%
NET ASSETS:                 $307.9 million
30-DAY SEC YIELD:                    2.44%
INCEPTION DATE:                     3/1/93

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on page 22.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/

Mark Mallon, senior vice president and managing director of American Century Investments

U.S. STOCKS--MIXED PERFORMANCE

     In a year dominated by narrow market leadership and dramatic volatility, U.S. stock performance was widely divergent but generally positive. The S&P 500, representing the stocks of the largest domestic companies, continued its decade-long trend of above-average gains, producing a return of better than 20% for an unprecedented fourth consecutive year. Smaller companies didn't fare as well--many small-company stocks posted flat or negative returns for the year.

     Stocks took investors on a wild ride. After steamrolling to all-time highs in the first half of 1998, the stock market entered one of its most volatile periods since the end of World War II. A series of financial crises in Asia, Russia, and Latin America wreaked havoc on market psychology, and wide day-to-day swings became common.

     Between mid-July and the end of August, the S&P 500 fell almost 20%. After struggling through six weeks of ups and downs, the index recovered from its earlier losses and posted additional gains in the fourth quarter. The recovery occurred after the Federal Reserve (the U.S. central bank) lowered short-term interest rates three times between late September and mid-November--its first rate cuts in three years--to combat slower economic growth and add stability to the markets.

     The market's decline and subsequent rebound provided a tangible lesson about long-term investing and staying the course. Those who panicked and sold their stock holdings in August or September missed the opportunity to recoup their losses, while patient investors were rewarded by year's end.

COMPANY SIZE MATTERED

     On the face of it, the solid returns of many stock indices suggest that it was another great year for equities. However, index performance was deceptive--the robust returns of a handful of large, blue-chip companies masked price declines in the rest of the market. For example, on a capitalization-weighted basis, the 25 largest stocks in the S&P 500 returned 66%; the remaining 475 returned just 5%.

     Small-company stocks repeatedly lagged the shares of larger companies, peaking earlier in the year and suffering more during the market decline in the third quarter. Despite better values and faster earnings growth than most large-company stocks, small-company stocks were ignored as investors favored the shares of large, seasoned, well-known companies that they could buy or sell at a moment's notice.

[right margin]

"THE MARKET'S DECLINE AND SUBSEQUENT REBOUND PROVIDED A TANGIBLE LESSON ABOUT LONG-TERM INVESTING AND STAYING THE COURSE."

BROAD MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
  S&P 500               28.68%
  S&P MIDCAP 400        19.11%
  S&P SMALLCAP 600      -1.31%

Source: Lipper Inc.

These   indices   represent   the   performance   of   large-,    medium-,   and
small-capitalization stocks, respectively.

[line chart - data below]

BROAD MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1998

                   S&P 500        S&P MidCap 400    S&P SmallCap 600
12/31/97            $1.00             $1.00             $1.00
1/31/98             $1.01             $0.98             $0.98
2/28/98             $1.08             $1.06             $1.07
3/31/98             $1.14             $1.11             $1.11
4/30/98             $1.15             $1.13             $1.12
5/31/98             $1.13             $1.08             $1.06
6/30/98             $1.18             $1.09             $1.06
7/31/98             $1.16             $1.04             $0.98
8/31/98             $1.00             $0.85             $0.79
9/30/98             $1.06             $0.93             $0.84
10/31/98            $1.15             $1.01             $0.88
11/30/98            $1.22             $1.06             $0.93
12/31/98            $1.29             $1.19             $0.99

Source: Lipper Inc.

Indices are defined on page 21.


                                                  www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)
INDUSTRY WINNERS AND LOSERS

     U.S. stock returns varied widely by industry. Telecommunications stocks were among the big winners, posting huge returns for the year. Substantial merger activity--especially among long-distance carriers and regional Bell operating companies--helped boost stock prices, and more open competition in local and long-distance markets enabled many firms to expand their domestic business.

     On the downside, many financial services stocks suffered sizable overseas losses from the problems in Russia and Latin America. Energy stocks and others that depend on natural resources also struggled when commodity prices declined dramatically.

THE UTILITIES MARKET

     Utilities stocks benefited from the telecommunications surge and global market turmoil, but they were hurt by commodity price declines that affected natural gas. In general, utilities shares marched steadily higher in concert with the overall market in the first half of the year, though not with as much pep as other sectors. The tide turned in utilities' favor in the third quarter, when problems in Russia and Latin America caused most equity markets to stumble. In the wake of this turbulence, U.S. investors increasingly turned to the relative safety of domestic-oriented, dividend-paying companies with recession-resistant earnings. By neatly fitting that bill, utilities companies weathered the storm better than most industry sectors. Utilities continued to post gains during the powerful fourth-quarter rally but generally lagged faster-growing segments of the market.

THE URGE TO MERGE

     Telecommunications stocks significantly outpaced their electric and natural gas company counterparts thanks largely to the record-setting pace of mergers and acquisitions. The wave of telecommunications consolidation was motivated by companies' desires to enter new lines of business, expand geographically, broaden product lines, and increase sales, profits, and earnings. In addition, the rapid expansion of the Internet, increased demand for voice and data communications systems, and cost cutting combined to boost telecommunications companies' earnings.

ELECTRIC AND GAS STOCKS LAGGED

     The more staid and traditional utility companies, such as electric and natural gas power companies, couldn't keep pace with their high-flying telecommunications counterparts. Electric utility stocks posted respectable gains for the year and were particularly strong in the third quarter, when investors sought a safe haven from global uncertainty. In addition, electrics received a boost from falling interest rates and a strong bond market because their relatively high dividends give them bond-like traits. Natural gas stocks proved disappointing throughout the year as commodity prices plunged, inventories ballooned, and demand slowed due to a warmer-than-usual U.S. winter in 1997-98.

[left margin]

"UTILITIES STOCKS BENEFITED FROM THE TELECOMMUNICATIONS SURGE AND GLOBAL MARKET TURMOIL, BUT THEY WERE HURT BY COMMODITY PRICE DECLINES THAT AFFECTED NATURAL GAS."

UTILITIES MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
  FUND BENCHMARK               33.29%
  S&P Telecommunications       60.19%
    (long distance) Index
  S&P Electric Index           10.24%
  S&P Natural Gas Index         7.01%

Source: Bloomberg Financial Markets

Indices and fund benchmark are defined on page 21.


4      1-800-345-2021


Utilities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998

                               INVESTOR CLASS (INCEPTION 3/1/93)                          ADVISOR CLASS (INCEPTION 6/25/98)
                                          FUND               UTILITY FUNDS(2)                                        FUND
                UTILITIES    S&P 500    BENCHMARK     AVERAGE RETURN    FUND'S RANKING    UTILITIES    S&P 500    BENCHMARK
-------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ..... 17.39%      9.37%      19.54%          9.11%               --            17.25%       9.37%       19.54%
1 YEAR .......... 27.43%     28.68%      33.29%         18.30%          13 OUT OF 102        --          --           --
-------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL
RETURNS
3 YEARS ......... 21.92%     28.17%      24.87%         17.24%           9 OUT OF 82         --          --           --
5 YEARS ......... 17.24%     24.05%      18.77%         13.37%           6 OUT OF 53         --          --           --
LIFE OF FUND .... 15.86%     21.96%      17.06%         13.21%(3)       4 OUT OF 32(3)     18.43%      10.20%      19.54%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/4/93, the date nearest the class's inception for which data are available.

(4) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 20-22 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/98
S&P 500            $31,858
Fund Benchmark     $25,077
Utilities          $23,690

                 Utilities          S&P 500       Fund Benchmark
DATE               VALUE             VALUE             VALUE
3/1/93            $10,000           $10,000           $10,000
3/31/93           $10,223           $10,287           $10,258
6/30/93           $10,589           $10,336           $10,455
9/30/93           $11,262           $10,603           $11,078
12/31/93          $10,659           $10,849           $10,614
3/31/94            $9,731           $10,438            $9,699
6/30/94            $9,639           $10,482            $9,562
9/30/94            $9,801           $10,993            $9,812
12/31/94           $9,590           $10,991            $9,618
3/31/95           $10,161           $12,060           $10,071
6/30/95           $10,862           $13,210           $10,795
9/30/95           $11,897           $14,259           $11,822
12/31/95          $13,014           $15,117           $12,877
3/31/96           $12,699           $15,929           $12,637
6/30/96           $13,135           $16,642           $13,237
9/30/96           $12,506           $17,157           $12,839
12/31/96          $13,642           $18,586           $13,988
3/31/97           $13,353           $19,086           $13,740
6/30/97           $14,870           $22,414           $15,193
9/30/97           $15,697           $24,093           $16,091
12/31/97          $18,529           $24,785           $18,814
3/31/98           $20,750           $28,240           $21,274
6/30/98           $20,111           $29,177           $20,978
9/30/98           $20,592           $26,283           $21,585
12/31/98          $23,690           $31,858           $25,077

$10,000 investment made 3/1/93

     The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 and the fund's benchmark are provided for comparison. Until 1996, the fund's benchmark was the NYSE Utilities Index. Beginning in 1996, the fund's benchmark has been a custom utilities index, described on page 21. Utilities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                 Utilities      Fund Benchmark
DATE               RETURN           RETURN
12/31/93*           6.60%            6.14%
12/31/94          -10.03%           -9.39%
12/31/95           35.70%           33.89%
12/31/96            4.82%            8.63%
12/31/97           35.82%           34.50%
12/31/98           27.43%           33.29%

* From 3/1/93 (the fund's inception date) to 12/31/93.


                                                  www.americancentury.com      5


Utilities--Q&A
--------------------------------------------------------------------------------
/photo of Joe Sterling, Kurt Borgwardt, John Schniedwind/

     An interview with Joe Sterling, Kurt Borgwardt, and John Schniedwind, portfolio managers on the Utilities fund investment team.

HOW DID THE FUND PERFORM DURING 1998?

     American Century Utilities performed well on both an absolute and relative basis. The fund's 1998 total return was 27.43%*, significantly higher than the 18.30% average return for the 102 utilities funds tracked by Lipper Inc. The fund's returns placed it in the top 15% of its Lipper peer group for the one-year, three-year, five-year, and life-of-fund periods ended December 31, 1998. (See the previous page for other fund performance comparisons).

WHY DID AMERICAN CENTURY UTILITIES OUTPACE ITS PEERS DURING 1998?

     Two key reasons for the fund's strong performance were its large weighting in telecommunications companies, which were far and away the best-performing utilities sector in 1998, and its relatively small stake in poor-performing natural gas stocks. Telecommunications stocks made up roughly 55% of the fund's investments for much of the year, while many of our peers had around a 40% stake.

     One of our core investment strategies is to track our custom benchmark of about 165 utilities stocks. In 1998, that benchmark had about 55% in telephone and communications services companies, 35% in electric and gas utilities, and the remaining 10% or so in utilities-related companies, such as communications equipment manufacturers.

     The fund's performance was also helped by our commitment to remain fully invested in utilities stocks. That helped insulate us from the missed opportunities that can occur when investors try to "time the market" and make inopportune shifts in and out of the sector.

WHICH TELECOMMUNICATIONS HOLDINGS WERE THE STRONGEST PERFORMERS?

     Companies involved in mergers and acquisitions performed best. Our holdings in satellite company WorldCom received a boost when the company announced plans to hook up with long-distance provider MCI. The consummation of that deal, and the favorable market perception of the efficiencies it created, helped lift the price of our holdings in the combined entity (MCI WorldCom) and made it our top performer for 1998. Likewise, other high-profile deals involving AT&T, Bell Atlantic, Ameritech, SBC Communications, GTE, and AirTouch Communications helped boost our holdings in those companies as well.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"AMERICAN CENTURY UTILITIES PERFORMED WELL ON BOTH AN ABSOLUTE AND RELATIVE BASIS."

PORTFOLIO AT A GLANCE
                             12/31/98          12/31/97
NUMBER OF COMPANIES            80                77
30-DAY SEC YIELD              2.44%             2.93%
PRICE/EARNINGS RATIO          17.4              17.2
PORTFOLIO TURNOVER             98%               92%
EXPENSE RATIO (FOR
   INVESTOR CLASS)            0.69%             0.72%

Investment terms are defined in the Glossary on page 22.


6      1-800-345-2021


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHY DID THE "URGE TO MERGE" IN TELECOMMUNICATIONS PROMPT INVESTORS TO BID UP THE PRICES OF TELECOMMUNICATIONS STOCKS?

     Investors enthusiastically welcomed telecommunications consolidation for a host of reasons. For one, acquirers typically offered or actually paid an attractive premium for the companies they targeted. Second, industry consolidation reduced the number of competitors but opened the markets up to more competition. In a more competitive environment, investors reasoned that the combined entities should benefit from the reduced costs of doing business by eliminating redundancies and creating economies of scale.

     However, merger activity wasn't the only positive factor fueling telecommunications stocks. The rapid growth of the Internet and increased demand for voice and data communications -- spurred by technological development and deregulation -- resulted in healthy earnings growth for the industry.

WHILE THEIR PERFORMANCE DIDN'T RIVAL THE RETURNS OF TELECOM STOCKS, ELECTRIC UTILITIES NONETHELESS TURNED IN RESPECTABLE GAINS FOR 1998. WHAT POWERED THEIR SUCCESS?

     Amid global market and economic uncertainty, electric company stocks were helped by their "safe-haven" reputation, particularly in the third quarter. When the strength of the world economy was called into question -- most notably in the summer and fall -- investors increasingly sought out predictable earnings that were less vulnerable to overseas problems. Electric utilities' relatively high dividends, which give them bond-like characteristics, were also a plus during that period because the bond market rallied.

     In addition, mergers and acquisition activity in the electric industry provided an added boost for the sector. And finally, the regulatory environment remained positive for the companies. As more and more states marched toward electric utility deregulation, the companies were allowed to recoup the costs of facilities built earlier.

WHAT PREVENTED NATURAL GAS STOCKS FROM PERFORMING BETTER IN 1998?

     Falling commodity prices and a warmer-than-normal winter in 1997-98 across most of the U.S hindered performance. At the same time the warm weather curtailed demand, natural gas prices fell as inventories grew. Weaker demand coupled with growing supply caused most natural gas stocks to post losses for the year. The fund's natural gas holdings fell to 5% of the portfolio at the end of the year. We continued to hold onto a selection of natural gas stocks because, despite their recent travails, we felt that some offered both attractive prices and strong earnings growth potential.

WHY DID THE FUND'S DIVIDEND YIELD DECLINE THROUGHOUT THE YEAR?

     It was basic math. As the fund's holdings appreciated, its share price rose. As a result, the fund's yield -- the dividends it collects divided by its share price -- declined. (See the Glossary on page 22 for a complete definition of the fund's 30-day SEC yield.) To a lesser degree, the fund's dividend yield was affected by smaller dividend payouts by utilities that increasingly deployed profits toward funding growth and improvement.

[right margin]

"COMPANIES INVOLVED IN MERGERS AND ACQUISITIONS PERFORMED BEST."

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                              AS OF             AS OF
                            12/31/98           6/30/98
AT&T CORP.                    7.1%              4.6%
BELLSOUTH CORP.               6.2%              6.6%
AMERITECH CORP.               5.1%              5.5%
SBC COMMUNICATIONS
     INC.                     5.1%              5.3%
MCI WORLDCOM, INC.(1)         4.9%              4.9%(2)
GTE CORP.                     4.7%              5.1%
U S WEST
     COMMUNICATIONS
     GROUP                    4.4%              3.9%
AIRTOUCH
     COMMUNICATIONS,
     INC.                     4.3%              4.0%
BELL ATLANTIC CORP.           3.6%              4.5%
DUKE ENERGY CORP.(3)          3.4%              1.3%

(1) WorldCom, Inc. acquired MCI Communications on 9/15/98. The new name is MCI WorldCom, Inc.

(2) Represents percentage of WorldCom, Inc. shares owned by the fund.

(3) Formerly known as Duke Power Co.


                                                  www.americancentury.com      7


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR UTILITIES STOCKS IN 1999?

     Though we believe it will be difficult for telecommunications stocks to repeat last year's stellar performance, we think they could continue to perform well. The 60% gain posted by the S&P Telecommunications Index in 1998 was driven in large part by mega-mergers. While we think that consolidation will continue, we don't believe it will be as frenzied as it was last year. However, the focus on reducing costs and adding and expanding products and services should help telecommunications companies to continue to grow earnings at reasonably attractive rates. Given that, we think that telecommunications stocks in general are fairly priced.

     In the electric utilities sector, we foresee continued consolidation, which we believe will be a positive for the group. Furthermore, we think that electric companies are in as good financial shape as they have been in nearly a decade. As long as inflation remains low and investors continue to worry about global economic weakness, electrics could do well, even without more industry consolidation.

     From a valuation standpoint, we think natural gas stocks offer the most compelling story of the three subsectors in the utilities group. To the extent that the price of natural gas firms up and winter demand strengthens, natural gas stocks are poised to improve.

WITH THAT OUTLOOK IN MIND, HOW DO YOU PLAN TO MANAGE AMERICAN CENTURY UTILITIES IN 1999?

     For the foreseeable future, we're comfortable with the portfolio's current allocation among telecommunications, electric, and natural gas stocks, which closely matches that of its benchmark. As far as strategy is concerned, we'll follow the same strategy that led to our strong longer-term performance -- looking for companies that offer a combination of attractive valuation and good earnings growth potential over the long term. We'll also continue to remain fully invested in utilities stocks, which means the fund's returns will be tied to that sector no matter what its direction.

[left margin]

"FOR THE FORESEEABLE FUTURE, WE'RE COMFORTABLE WITH THE PORTFOLIO'S CURRENT ALLOCATION AMONG TELECOMMUNICATIONS, ELECTRIC, AND NATURAL GAS STOCKS, WHICH CLOSELY MATCHES THAT OF ITS BENCHMARK."

INDUSTRY BREAKDOWN
                              % OF FUND INVESTMENTS
                              AS OF             AS OF
                            12/31/98           6/30/98
TELEPHONE
     COMMUNICATIONS            49%               50%
ELECTRIC                       35%               33%
WIRELESS
     COMMUNICATIONS            6%                5%
NATURAL GAS                    5%                10%
OTHER                          5%                2%


8      1-800-345-2021


Utilities--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS--98.8%
COMPUTER SOFTWARE & SERVICES--0.1%
                   10,000  ICG Communications Inc.(1)             $    215,625
                                                                 --------------
ENERGY (PRODUCTION &
MARKETING)--3.7%
                   37,000  Coastal Corp. (The)                       1,292,688
                   58,300  Enron Corp.                               3,326,744
                  216,200  Keyspan Energy Corp.                      6,702,200
                    8,400  Questar Corp.                               162,750
                                                                 --------------
                                                                    11,484,382
                                                                 --------------
NATURAL GAS--4.8%
                    4,000  Atmos Energy Corp.                          129,000
                   12,000  Columbia Energy Group                       693,000
                    6,100  Consolidated Natural Gas Co.                329,400
                   13,200  Eastern Enterprises                         577,500
                   18,200  Energen Corp.                               354,900
                  201,500  KN Energy, Inc.                           7,329,563
                   53,400  MCN Energy Group Inc.                     1,017,938
                   18,200  Piedmont Natural Gas Co., Inc.              657,475
                   17,800  Southwest Gas Corp.                         478,375
                  141,100  TransCanada Pipelines Ltd.                2,081,225
                   24,900  Westcoast Energy Inc.                       494,888
                   17,400  Williams Companies, Inc. (The)              542,663
                                                                 --------------
                                                                    14,685,927
                                                                 --------------
TELEPHONE COMMUNICATIONS--49.2%
                    2,600  Aliant Communications, Inc.                 106,031
                   57,000  ALLTEL Corp.                              3,409,312
                  246,900  Ameritech Corp.                          15,647,287
                  289,800  AT&T Corp.                               21,807,450
                  193,100  BCE Inc.                                  7,325,731
                  207,500  Bell Atlantic Corp.                      10,997,500
                  384,200  BellSouth Corp.                          19,161,975
                   56,700  Cincinnati Bell Inc.                      2,143,969
                  220,200  GTE Corp.                                14,313,000
                   49,700  Hong Kong Telecommunications
                              Ltd. ADR                                 872,856
                   60,900  IDT Corp.(1)                                934,434
                  210,300  MCI WorldCom, Inc.(1)                    15,095,597
                  290,600  SBC Communications Inc.                  15,583,425
                   66,300  Sprint Corp.                              5,577,488
                   16,700  Telecom Corporation of New
                              Zealand Ltd. ADR                         595,981
                   84,100  Telefonos de Mexico, S.A. Cl L
                              ADR                                    4,094,619
                  210,000  U S WEST Communications Group            13,571,250
                   26,800  West Teleservices Corp.(1)                  269,675
                                                                 --------------
                                                                   151,507,580
                                                                 --------------

Shares                                                                Value
--------------------------------------------------------------------------------
UTILITIES (ELECTRIC)--35.0%
                  149,400  Avista Corp.                           $  2,875,950
                  148,900  Baltimore Gas & Electric Co.              4,597,287
                   75,500  BEC Energy                                3,109,656
                  103,300  Black Hills Corp.                         2,724,537
                   82,400  Central & South West Corp.                2,260,850
                   50,500  Central Maine Power Co.                     953,187
                   12,300  CMS Energy Corp.                            595,781
                   40,250  Conectiv, Inc.                              986,125
                   81,900  Dominion Resources, Inc. (Va.)            3,828,825
                  162,900  Duke Energy Corp.                        10,435,781
                  175,100  Edison International                      4,880,912
                    5,200  El Paso Electric Co.(1)                      45,500
                   15,600  Empresa Nacional de Electricidad
                              S.A. (Chile) ADR                         177,450
                   19,500  Energy East Corp.                         1,101,750
                  117,000  Entergy Corp.                             3,641,625
                   80,500  FIRSTENERGY CORP.                         2,621,281
                   50,700  FPL Group, Inc.                           3,124,388
                   89,400  Hawaiian Electric Industries, Inc.        3,598,350
                  162,300  Houston Industries Inc.                   5,213,888
                   27,800  Idaho Power Co.                           1,006,013
                   87,400  Kansas City Power & Light Co.             2,589,225
                  138,500  LG&E Energy Corp.                         3,921,281
                   98,900  MDU Resources Group, Inc.                 2,602,306
                  120,000  Minnesota Power & Light Co.               5,280,000
                    1,800  OGE Energy Corp.                             52,200
                   39,400  Otter Tail Power Co.                      1,578,463
                    6,900  PG&E Corp.                                  217,350
                  157,500  Public Service Co. of New Mexico          3,218,906
                  210,400  Sempra Energy                             5,338,900
                  225,500  Southern Co.                              6,553,594
                   72,100  Texas Utilities Co.                       3,366,169
                  114,100  UGI Corp.                                 2,709,875
                  211,100  Utilicorp United Inc.                     7,744,731
                  152,200  Western Resources, Inc.                   5,060,650
                                                                 --------------
                                                                   108,012,786
                                                                 --------------
WIRELESS COMMUNICATIONS--6.0%
                  185,200  AirTouch Communications, Inc.(1)         13,357,550
                   21,100  Cable & Wireless plc ADR                    775,425
                    7,200  Cellular Communications
                              International, Inc.(1)                   491,400
                   26,600  Cellular Communications of
                              Puerto Rico(1)                           492,100
                   19,500  CommNet Cellular Inc.(1)                    240,094
                    4,100  Paging Network, Inc.(1)                      19,091
                    9,500  PanAmSat Corp.(1)                           369,609
                    8,900  SkyTel Communications Inc.(1)               195,522
                   32,450  Sprint PCS(1)                               750,406

See Notes to Financial Statements


                                                  www.americancentury.com      9


Utilities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------

                   11,000  Vodafone Group plc ADR                 $  1,772,375
                    1,300  Western Wireless Corp. Cl A(1)               28,559
                                                                 --------------
                                                                    18,492,131
                                                                 --------------
TOTAL COMMON STOCKS                                                304,398,431
                                                                 --------------
   (Cost $232,102,327)

TEMPORARY CASH INVESTMENTS--1.2%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury Securities), in a joint
    trading account at 4.80%, dated 12/31/98,
    due 1/4/99 (Delivery value $3,601,920)                           3,600,000
                                                                 --------------
   (Cost $3,600,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $307,998,431
                                                                 ==============
   (Cost $235,702,327)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


10      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 1998

ASSETS
Investment securities, at value
  (identified cost of $235,702,327)
  (Note 3) ................................................         $307,998,431
Cash ......................................................            1,097,078
Dividends and interest receivable .........................              790,685
                                                                    ------------
                                                                     309,886,194
                                                                    ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ..................................              470,284
Payable for investments purchased .........................            1,324,499
Payable for capital shares redeemed .......................               66,954
Accrued management fees (Note 2) ..........................              170,684
Distribution fees payable (Note 2) ........................                   16
Service fees payable (Note 2) .............................                   16
Payable for directors' fees and expenses ..................                1,572
                                                                    ------------
                                                                       2,034,025
                                                                    ------------
Net Assets ................................................         $307,852,169
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...................         $234,746,992
Undistributed net investment income .......................              246,713
Accumulated undistributed net realized
  gain from investment transactions .......................              561,823
Net unrealized appreciation
  on investments (Note 3) .................................           72,296,641
                                                                    ------------
                                                                    $307,852,169
                                                                    ============

Investor Class, $10.00 Par Value
Net assets ................................................         $307,776,633
Shares outstanding ........................................           19,286,193
Net asset value per share .................................         $      15.96

Advisor Class, $10.00 Par Value
Net assets ................................................         $     75,536
Shares outstanding ........................................                4,734
Net asset value per share .................................         $      15.96

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Income:
Dividends (net of foreign tax
  withheld of $46,292) ...................................           $ 7,341,118
Interest .................................................               138,175
                                                                     -----------
                                                                       7,479,293
                                                                     -----------

Expenses (Note 2):
Management fees ..........................................             1,605,054
Distribution fees -- Advisor Class .......................                    33
Service fees -- Advisor Class ............................                    33
Directors' fees and expenses .............................                16,589
                                                                     -----------
                                                                       1,621,709
                                                                     -----------
Net investment income ....................................             5,857,584
                                                                     -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments .........................            25,812,319
Change in net unrealized
  appreciation on investments ............................            29,664,921
                                                                     -----------
Net realized and unrealized
  gain on investments ....................................            55,477,240
                                                                     -----------

Net Increase in Net Assets
  Resulting from Operations ..............................           $61,334,824
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


12      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1997

Increase in Net Assets                              1998              1997

OPERATIONS
Net investment income ..................      $   5,857,584       $   4,813,402
Net realized gain on
  investment transactions ..............         25,812,319          14,150,655
Change in net unrealized
  appreciation on investments ..........         29,664,921          25,220,795
                                              -------------       -------------
Net increase in net assets
  resulting from operations ............         61,334,824          44,184,852
                                              -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .......................         (5,858,812)         (4,602,845)
  Advisor Class ........................               (418)               --
From net realized gains
from investment transactions:
  Investor Class .......................        (28,052,659)        (10,451,945)
  Advisor Class ........................             (6,429)               --
                                              -------------       -------------
Decrease in net assets
  from distributions ...................        (33,918,318)        (15,054,790)
                                              -------------       -------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase in net assets from
  capital share transactions ...........         70,473,943          35,697,995
                                              -------------       -------------
Net increase in net assets .............         97,890,449          64,828,057

NET ASSETS
Beginning of year ......................        209,961,720         145,133,663
                                              -------------       -------------
End of year ............................      $ 307,852,169       $ 209,961,720
                                              =============       =============
Undistributed net
   investment income ...................      $     246,713       $     249,655
                                              =============       =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Utilities Fund (the Fund) is one of the six funds issued by the Corporation. The Fund seeks current income and long-term growth of capital and income. The Fund invests primarily in equity securities of companies engaged in the utilities industry. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on June 25, 1998. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

     INCOME TAX STATUS -- It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income were declared daily and distributed monthly through June 25, 1998. Effective June 26, 1998, distributions from net investment income were declared and paid quarterly.
Distributions from net realized gains are expected to be declared and paid semi-annually.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Equity Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on each class's average daily closing net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows

     0.5200% of the first $1 billion
     0.4600% of the next $5 billion
     0.4160% of the next $15 billion
     0.3690% of the next $25 billion
     0.3420% of the next $50 billion
     0.3390% of the next $150 billion
     0.3380% of the average daily net assets over $246 billion

     The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the Fund under the Plan for the period ended December 31, 1998 were $66.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, totaled $272,864,268 and $227,987,596, respectively. On December 31, 1998, accumulated net unrealized appreciation on investments was $71,077,951, based on the aggregate cost of investments for federal income tax purposes of $236,920,480, which consisted of unrealized appreciation of $75,799,670 and unrealized depreciation of $4,721,719.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    The Corporation is authorized to issue 2,000,000,000 shares to the Fund. Of these 2,000,000,000 shares, the Fund has been designated 1,000,000,000 Investor Class shares and 250,000,000 Advisor Class shares.

    Transactions in shares of the Fund were as follows:

                                                     SHARES           AMOUNT
INVESTOR CLASS
Year ended December 31, 1998
Sold .......................................       15,422,169     $ 231,780,389
Issued in reinvestment of distributions ....        2,000,202        30,697,386
Redeemed ...................................      (12,882,858)     (192,079,380)
                                                -------------     -------------
Net increase ...............................        4,539,513     $  70,398,395
                                                =============     =============

Year ended December 31, 1997
Sold .......................................        8,043,039     $ 108,091,075
Issued in reinvestment of distributions ....          973,561        13,016,905
Redeemed ...................................       (6,883,378)      (85,409,985)
                                                -------------     -------------
Net increase ...............................        2,133,222     $  35,697,995
                                                =============     =============

ADVISOR CLASS
Period Ended December 31, 1998(1)
Sold .......................................            4,487     $      71,713
Issued in reinvestment of distributions ....              247             3,835
                                                -------------     -------------
Net increase ...............................            4,734     $      75,548
                                                =============     =============

(1)  June 25, 1998 (commencement of sale) through December 31, 1998.

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The Fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Fund did not borrow from the line during the period ended December 31, 1998.


16      1-800-345-2021


Utilities--Financial Highlights
--------------------------------------------------------------------------------

                                          FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                             Investor Class
                                          1998            1997           1996             1995            1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ..$     14.24     $     11.51     $     11.44     $      8.79     $     10.24
                                     -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income .............       0.37            0.43            0.45            0.42            0.44
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................       3.39            3.57            0.08            2.65           (1.45)
                                     -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations ..       3.76            4.00            0.53            3.07           (1.01)
                                     -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ........      (0.38)          (0.42)          (0.46)          (0.42)          (0.44)
  From Net Realized Gains on
  Investment Transactions ...........      (1.66)          (0.85)           --              --              --
                                     -----------     -----------     -----------     -----------     -----------
  Total Distributions ...............      (2.04)          (1.27)          (0.46)          (0.42)          (0.44)
                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ........$     15.96     $     14.24     $     11.51     $     11.44     $      8.79
                                     ===========     ===========     ===========     ===========     ===========
  Total Return(1) ...................      27.43%          35.82%           4.82%          35.70%         (10.03)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............       0.69%           0.72%           0.71%           0.75%           0.75%
Ratio of Net Investment Income
  to Average Net Assets .............       2.51%           3.56%           3.88%           4.31%           4.67%
Portfolio Turnover Rate .............         98%             92%             93%             68%             61%
Net Assets, End of Year
  (in thousands) ....................$   307,777     $   209,962     $   145,134     $   218,794     $   152,570


(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      17


Utilities--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Advisor Class
                                                                    1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......................          $14.90
                                                                     ------
Income From Investment Operations
  Net Investment Income ...................................            0.16
  Net Realized and Unrealized Gain
  on Investment Transactions ..............................            2.52
                                                                     ------
  Total From Investment Operations ........................            2.68
                                                                     ------
Distributions
  From Net Investment Income ..............................           (0.19)
  From Net Realized Gains on
  Investment Transactions .................................           (1.43)
                                                                     ------
  Total Distributions .....................................           (1.62)
                                                                     ------
Net Asset Value, End of Period ............................          $15.96
                                                                     ======
  Total Return(2) .........................................           18.43%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................................            0.94%(3)
Ratio of Net Investment Income
  to Average Net Assets ...................................            1.94%(3)
Portfolio Turnover Rate ...................................              98%
Net Assets, End of Period
  (in thousands) ..........................................          $   76

(1) June 25, 1998 (commencement of sale) through December 31, 1998.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(3) Annualized.

                                               See Notes to Financial Statements


18      1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and Shareholders of the American Century Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Utilities Fund (one of six funds comprising the American Century Quantitative Equity Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. The financial highlights for each of the three years in the period ended December 31, 1996 were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
February 1, 1999


                                                 www.americancentury.com      19


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASS

     Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY UTILITIES seeks current income and long-term growth of capital and income. The fund invests primarily in the stocks of companies engaged in the utilities industry, including electricity, natural gas, and telecommunications services.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded large-capitalization companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The FUND BENCHMARK consists of approximately 165 utilities stocks that meet the fund's investment criteria. The benchmark's composition by industry group in 1998 was approximately 55% telephone and communication services, 35% electric and natural gas companies, and 10% in utilities-related companies, such as manufacturers of communications equipment.

     The S&P ELECTRIC INDEX is composed of 26 electric power companies in the S&P 500.

     The S&P NATURAL GAS INDEX is composed of 11 natural gas distributors and pipeline companies in the S&P 500.

     The S&P TELECOMMUNICATIONS (LONG DISTANCE) INDEX is composed of four long-distance telephone companies in the S&P 500.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for Utilities is:

     UTILITY FUNDS--funds that invest at least 65% of their portfolios in utilities stocks.

[right margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     JOHN SCHNIEDWIND
     KURT BORGWARDT
     JOE STERLING

* Investing in these funds involves special risks resulting from their concentrated investment objectives. They are not intended to serve as a complete investment program by themselves.


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 17-18.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by the fund on a given date.

* 30-DAY SEC YIELD--net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER--the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 and the S&P SmallCap 600.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage
   Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1999 AMERICAN CENTURY SERVICES CORPORATION


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American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9902                                                    Funds Distributor, Inc.
SH-BKT-15567                      (c)1999 American Century Services Corporation